                                                                 Exhibit 10.1



NONAPPROPRIATED FUND CONTRACT/AWARD                Page 1 of 162 Pages


1. Contract Number             2. Purchaser Request Number   3. Effective Date


4. Issued By                   5. Administered By (if other than block 4)

   AF NAF PURCHASING OFFICE             CHARLOTTE GUILMENOT
   9504 IH 35 NORTH, SUITE 370          (210) 657-5804
   SAN ANTONIO, TX 78233-6636

                                                            6.  DELIVERY
                                                           /X/  FOB DESTINATION
                                                           OTHER (See Schedule)


7. CONTRACTOR NAME AND ADDRESS (Street, City, Country, Suite and Zip Code)

USFI NETWORK SERVICES, INC.
1212 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036

                                                8.     DISCOUNT FOR
                                                      PROMPT PAYMENT
                                                PERCENT        CALENDAR
                                                                 DAYS

                                                9.    TELEPHONE NO.
                                                     (212) 703-0102


10. SUBMIT INVOICES (Original and one copy unless otherwise specified) TO ADDRESS SHOWN IN BLOCK 12.

11. SHIP TO (Mark for, if applicable)       12. INVOICE TO:
    AS INDICATED ON EACH DELIVERY ORDER         N/A


13.                            TABLE OF CONTENTS
         (The following checked sections are contained in the contract)

(X)  SEC   PART 1 - THE SCHEDULE                                  PAGE

/X/     A    Solicitation/contract form                             1-2
/X/     B    Supplies or services and prices/costs                  1-8
/X/     C    Description/specifications/work statement              1-4
/X/     D    Packaging and marking                                  1
/X/     E    Inspection and acceptance                              1
/X/     F    Deliveries or performance                              1-5
/X/     G    Contract administration data                           1-2
/X/     H    Special contract requirements                          1-6
/X/     I    Contract clauses                                       1-11

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
/X/     J    List of attachments                                    1-69

PART IV  - REPRESENTATIONS AND INSTRUCTIONS
/X/     K    Representations, certifications, and other statements
             of offerors or quoters                                 1-14
N/A     L    Instructions, conditions, and notices to offerors
             or quoters
N/A     M    Evaluation factors for award


ITEM NO.   SUPPLIES/SERVICES      QUANTITY   UNIT   UNIT PRICE    AMOUNT



           SEE ATTACHED





                                      TOTAL AMOUNT OF CONTRACT    $NO COST


         CONTRACTING OFFICER WILL COMPLETE BLOCK 14 OR 18 AS APPLICABLE

14. /x/ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this documentation and return ____ copies to issuing offices.) Contractor agrees to furnish and deliver all items or perform all services set forth, or otherwise identified above and on any continuation sheets for the consideration granted herein. The rights and obligations of the portion to this contract shall be subject to and governed by the following documents (a) this award/contract,
(b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)


15. SIGNATURE OF PERSON AUTHORIZED TO SIGN (Contractor)
    /s/ James Pearson

16. TYPE OR PRINT NAME -- TITLE OF SIGNER
    James Pearson - President

17. DATE SIGNED
    4/23/96

18. / / AWARD (Contractor is not required to sign this document.)

Your offer on Solicitation Number _________________________________________
including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19. SIGNATURE OF CONTRACTING OFFICER

20. TYPE OR PRINT NAME OF CONTRACTING OFFICER

21. DATE SIGNED

22. If this contract exceeds ________ manual approval of ______________________ must be obtained prior to commencing any performance. Without such approval this contract will have neither force nor effect.

23. TYPE OR PRINT NAME AND TITLE OF APPROVING OFFICIAL

24. SIGNATURE OF APPROVING OFFICIAL

25. DATE SIGNED








AF Form 2640. DEC 87 Previous Edition

                          USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE

                                  RESPONSE TO

                                   SECTION B

                     SUPPLIES OR SERVICES AND PRICES/COSTS

5.1 All information in this section pertains to Items 0001 through 0004 in STATEMENT OF WORK (SOW) FOR UNITED STATES AIR FORCES IN EUROPE (USAFE) LODGING FACILITY TELECOMMUNICATIONS SYSTEM (LFTS) 96-0022 dated 2 Feb 96 with amendments A-001 dated on 23 Feb 96 and A-002 dated 7 Mar 96.

5.2 A schedule for the GOVERNMENT percentage of long distance revenues follows. The tables show total estimated revenues, the percentage of revenues to be paid to the GOVERNMENT, and total GOVERNMENT revenues derived from long distance revenues at varying usage rates. These estimates are based on the indicated minutes/room at an 85 percent occupancy rate. The total dollar figures are long distance receipts collected during a single month at the initial three lodging facilities
         - Ramstein, Rhein-Main, and Aviano. The year figure is calculated from the first complete month of operation following the acceptance of the third and final system required in the original solicitation
         (Ramstein, Rhein-Main, and Aviano). These figures represent revenue derived only from long distance, and do not include potential revenue the GOVERNMENT will realize from the sale of debit cards. Actual revenue will begin at the site acceptance for each location.

                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


                               REVENUE ESTIMATES
                           RAMSTEIN/RHEIN-MAIN/AVIANO
                           MINUTES PER ROOM/PER NIGHT
                                 85% OCCUPANCY


Min/room/night                 5         10         15         20

Total Monthly Revenue   $143,034   $286,069   $429,103   $572,138


                        GOVERNMENT PERCENTAGE OF REVENUE
                       BASED ON TOTAL LONG DISTANCE FEES
                           RAMSTEIN/RHEIN-MAIN/AVIANO
                               AS RECORDED ON THE
                              CALL DETAIL REGISTER


DOLLAR AMT       0-100    101-200   201-300   301-400   401-500   greater than 501
Year 1             0%        0%        1%        2%       2.50%         2.50%
Year 2             0%        0%        1%        2%       2.50%         2.50%
Year 3             0%        0%        1%        3%        4%            5%
Year 4             0%        1%        2%        3%        4%            5%
Year 5             0%        1%        2%        3%        4%            5%
Year 6             0%        2%        3%        4%        6%           7.50%
Year 7             0%        2%        3%        5%        6%           7.50%
Year 8             0%        3%        4%        5%       7.50%         10%
Year 9             0%        4%        5%       7.50%     7.50%         10%
Year 10            0%        5%        6%       7.50%     10%           10%

                          PROJECTED GOVERNMENT REVENUE
                              IN DOLLARS PER YEAR

in minutes at $0.99        5              10               15               20
Year 1                $    --         $  34,328       $  128,731       $  171,641
Year 2                $    --         $  34,328       $  128,731       $  171,641
Year 3                $    --         $  34,328       $  205,970       $  343,283
Year 4                $  17,164       $  68,657       $  205,970       $  343,283
Year 5                $  17,164       $  68,657       $  205,970       $  343,283
Year 6                $  34,328       $ 102,985       $  308,954       $  514,924
Year 7                $  34,328       $ 102,985       $  308,954       $  514,924
Year 8                $  51,492       $ 137,313       $  386,193       $  686,565
Year 9                $  68,657       $ 171,641       $  386,193       $  686,565
Year 10               $  85,821       $ 205,970       $  514,924       $  686,565
       Total          $ 308,954       $ 961,191       $2,780,588       $4,462,673

                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE

5.3      Response to B-2 paragraph 3:

         5.3.1 The Call Detail Recorder (CDR) system will pass all telephone-related call charges to the government-owned SIMS computer system or its replacement, so that a detailed call record statement of charges can be printed out by the lodging desk attendant and presented to the guest on checkout. Actual charges will be collected by the lodging desk attendant. USFI NETWORK SERVICES, INC. will backup and archive CDR data on a regular basis. The existing USFI NETWORK SERVICES, INC. billing department at our home office in New York City will, during the first week of each month, reconcile the entire previous month's CDR data from each location and prepare an invoice for the USFI NETWORK SERVICES, INC. percentage of the long distance charges. USFI NETWORK SERVICES, INC. will mail the invoice for the entire previous month's activity to the designated GOVERNMENT office by the 15th of each month.
                  The GOVERNMENT shall process the invoice and remit payment for the USFI NETWORK SERVICES, INC. percentage of long distance charges by the final day of the month in which the invoice was received.

5.4      Response to B-2 paragraph 4:

         5.4.1 USFI NETWORK SERVICES, INC.'s toll rates from the major military concentrations in Europe may vary according to call destination. Long distance per/minute prices for calls originating in the lodging facility and terminating in the United States are guaranteed for the first year. USFI NETWORK SERVICES, INC. will negotiate rate changes in excess of the US Consumer Price Index with the Contracting Officer and the Contracting Officer's Technical Representative at any time after the first year. Normally, any proposed rate changes would reflect either increased competition in international long distance as deregulation alters the operating environment, or advances in technology which change USFI NETWORK SERVICES, INC.'s cost of delivering traffic to the destination. Such changes have traditionally resulted in lower tariffs as volumes increase. USAFE is a finite community, however, and it must be understood that the costs of operating a closed user group network increase over time. It is no longer possible to make a dime DDD phone call from a public phone booth in the United States.

                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


         5.4.2 Following is the guaranteed first year pricing for long distance traffic originating in the designated location and terminating in the US, excluding taxes:

                  Ramstein:         $0.99 per minute
                  Rhein-Main        $0.99 per minute
                  Aviano            $0.99 per minute


         5.4.3 For any guest whose long distance fees total more than $100.00, total fees will be discounted by 15 percent. Example:

                  Total long distance:    Discount    Actual Bill at Checkout

                        $142.00            $21.30            $120.70

         5.4.4 The full USFI NETWORK SERVICES, INC. long distance rate tables are located at the end of this section. These rates are based upon zones defined by European telecom commercial providers.

                  5.4.4.1 Zone pricing for traffic originating in Germany is as follows:

                           ZONE     PRICE
                           ----     -----

                           El       $0.99
                           E2       $1.49
                           W1       $0.99
                           W2       $1.99
                           W3       $1.99
                           W4       $1.99

                  5.4.4.2 Zone pricing for traffic originating in Italy is as follows:

                           ZONE     PRICE
                           ----     -----

                           El       $0.99
                           E2       $1.49
                           W1       $0.99
                           W2       $1.99
                           W3       $1.99
                           W4       $1.99

                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


5.5 USFI NETWORK SERVICES, INC. will provide interfaces to the host commercial network and to the GOVERNMENT DSN system as an additional service to lodging guests. The response to question #74 in the QUESTIONS AND ANSWERS document issued by the Contracting office on 7 Mar 96 states that "the only charge to the guest will be the negotiated long distance User Fee of which a percentage shall be paid to the government." This statement is appropriate for a facility located within the US, but clearly does not reflect the cost of making a local call in European countries. USFI NETWORK SERVICES, INC. will, therefore, levy the following fees as a means of recovering these costs:

         5.5.1 Local calls to host nation telephone system: $.50 for the initial connection and first meter pulse, $.30 for each additional meter pulse.

5.6      RESPONSE TO ITEM 0001: BASIC SERVICES

         5.6.1 USFI NETWORK SERVICES, INC. will provide a Nortel Meridian SL-1 PBX, which will meet or exceed all industry standards for state-of-the-art hotel/motel features. The Meridian SL-1 is the same basic switch purchased by the Air Force under the Base Information Digital Distribution System (BIDDS) contract, and is the same product offered by Nortel in the BIDDS-NAS solicitation. The Meridian SL-1 is capable of 65,000 busy hour call completions; 140,000 CCS at P.01 grade of service; and 2,700 simultaneous connections.

5.7 Response to Basic Services section following paragraph B4. Specific responses follow in Response to Statement of Work section.

0001AA System Requirements - System will meet or exceed requirements specified in SOW paragraph 3.1 and sub-paragraphs.

0001AA-1 Trunking Services - System will meet or exceed requirements specified in SOW 3.1.6. Trunking for the lodging facilities will be to the host commercial network, to the Government DSN system, and to the USFI Long Distance Network.

                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE

000lAA-2 System Design - System will meet or exceed requirements specified in SOW paragraph 3.2.

0001AA-3 Call Detail Recording and Billing System - System will meet or exceed requirements specified in SOW paragraphs 3.2.4 and 3.2.5.

0001AA-4 Room/Bed Housekeeping and Occupancy Status - System will meet or exceed requirements specified in SOW paragraph 3.2.5.2.

0001AA-5 System Features - System will meet or exceed requirements specified in SOW paragraph 3.4.

0001AA-6 Administrative Service - System will meet or exceed requirements specified in SOW paragraph 3.2.3.

0001AA-7 Reliability of Service - System will meet or exceed requirements specified in SOW paragraph 3.1.11.

0002AA All items will be provided according to schedule in Section F. Delivery dates are contingent upon contract award date.

0003 TRAINING - In general, USFI Network Services, Inc. recognizes that lodging facility employees are the key to Customer satisfaction with the system we provide under this contract. We are committed to providing all training necessary so that lodging facility employees are fully qualified to provide the highest level of Customer Service. Placing a full time employee at USAFE's disposal demonstrates our objective to this ideal.

0003AA       Attendant Training - will comply with SOW paragraph 3.13.1.

0003AB       Administrative Training - will comply with SOW paragraph 3.13.2.

0003AC       Station Training - will comply with SOW paragraph 3.13.3.

0003AD       Billing Training - will comply with SOW paragraph 3.13.4.

0003AE       Call Detail Recording Training - will comply with SOW paragraph
             3.13.4.

0004         RECURRING ITEMS OR EXPANDED SERVICES

                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


0004AB System Requirements - System meets or exceeds all specifications in SOW paragraph 3.1 and sub-paragraphs.

0004AB-1 Single Line Service - System meets or exceeds requirements specified in SOW paragraph 3.1.5.1.

0004AC-1 Trucking to and from the Local Exchange Carrier - System meets or exceeds requirements specified in SOW paragraphs 3.1.1,3.1.2, and 3.1.6.

0004AC-2 Trunking to the Base DCO - This item requires clarification from the contracting officer. System will meet or exceed trunking requirements specified in SOW paragraphs 3.1.1,3.1.2, and 3.1.6. Paragraph 3.7.2.1 pertains to use of government cable.

0004AD Hotel/Motel Attendant Service - System meets or exceeds requirements specified in SOW paragraph 3.4 and sub-paragraphs. SOW paragraph 3.2.5.2 pertains to room status and housekeeping system.

0004AE Administrative Services - System will meet or exceed requirements specified in SOW paragraph 3.23.

0004AF Interface Telecommunications System with LFTS - System will meet or exceed requirement in SOW paragraph 3.1.1.

0004AG Interface Telecommunications System with SIMS - System will meet or exceed requirements specified in SOW paragraph 3.2.6.

0004AH-1 Administrative Training - Training will meet or exceed requirements specified in SOW paragraph 3.13.2.

0004AH-2 Attendant Training - Training will meet or exceed requirements specified in SOW paragraph 3.13.1.

Rates submitted under Section B are firm and fixed percentages/fees for the duration of the awarded contract. These rates shall apply, as a minimum, to Ramstein AB, Rhein Main AB, and Aviano AB.

USFI Network Services, Inc.      Germany/Italy        Long Distance Fee Schedule




ZONE E1            ZONE E2               ZONE W1                ZONE W4                  ZONE W4 (cont.)    ZONE W4 (cont.)

$0.99 Per Minute   $1.49 Per Minute      $0.99 Per Minute       $1.99 Per Minute         $1.99 Per Minute   $1.99 Per Minute

Andorra            Albania               Alaska                 Afghanistan              French Polynesia   Norfolk Island
Austria            Algeria               Canada                 American Samoa           Gabon              Oman
Belgium            Belarus               Hawaii                 Angola                   Gambia             Palau
Czechoslovakia     Bosnia-Herzegovina                           Anguilla                 Georgia            Palm Island
Denmark            Bulgaria              United States          Anarctica                Ghana              Panama
Faeroe Islands     Croatia                                      Antigua                  Greenland          Papau New Guiness
Finland            Cyprus                                       Armenia                  Grenada            Paraguay
France             Egypt                                        Aruba                    Guadeloupe         Peru
Greece             Estonia               ZONE W2                Ascension Island         Guam               Phillippines
Iceland            Gilbraltar            $1.99 Per Minute       Azerbaijan               Guantanamo Bay     Pitcairn Island
Ireland            Hungary                                      Bahamas                  Guatemala          Qatar
                                                                Bahrain                  Guinea             Reunion Island
Italy              Israel                Australia              Bangladesh               Guinea Bissau      Rwanda
Liechtenstein      Jordan                Japan                  Barbados                 Guyana             Saipan
Luxembourg         Latvia                New Zealand            Belize                   Haiti              Sao Tome
Monaco             Lebanon               Singapore              Benin                    Honduras           Seychelles
Netherlands        Libya                                        Bermuda                  India              Sierra Leone
Norway             Lithuania                                    Bhutan                   Iraq               Solomon Islands
Poland             Macedonia                                    Bolivia                  Jamaica            Somali Republic
Portugal           Malta                                        Botswana                 Kenya              Spanish Sahara
San Marino         Moldova               ZONE W3                British Virgin Island    Kiribati           Sri Lanka
Spain              Morocco                                      Brunei                   Kuwait             St. Helena
Sweden             Romania               $1.99 Per Minute       Burkina Faso             Laos               St. Kitts
Switzerland        Russia                                       Burma                    Lesotho            St. Lucia
United Kingdom     Slovenia              Antilles               Burundi                  Libya              St. Pierre
Germany            Syria                 Argentina              Cambodia                 Macao              St. Vincent
                   Tunisia               Brazil                 Cameroon                 Madagascar         Sudan
                   Turkey                Chile                  Cape Verde Islands       Malawi             Swaziland
                   Ukraine               Columbia               Cayman Islands           Malaysia           Tanzania
                   Uzbekistan            Dominican Rep          Cen. African Rep.        Maldives           Thailand
                   Yugoslavia            Iran                   Chad                     Mail               Togo
                                         South Africa           China                    Marshall Island    Tonga
                                         Taiwan                 Comoros                  Mauritania         Trinidad & Tobago
                                         United Arab Emirates   Congo                    Mauritius          Turkmenistan
                                                                Cook Islands             Mayotte Island     Turkis & Calcos Islands
                                                                Costa Rica               Mexico             Tuvalu
                                                                Cuba                     Micronesia         Uganda
                                                                Diego Garcia             Mongolia           Union Island
                                                                Djibouti                 Montserrat         Uruguay
                                                                Dominica                 Mozambique         Vanuata
                                                                Easter Island            Mustique           Venezuela
                                                                Ecuador                  Namibia            Vietnam
                                                                El Salvador              Nauru              Wake Island
                                                                Equatorial Guinea        Nepal              Wallis/Fortuna Island
                                                                Eritrea                  Nevis              Western Samoa
                                                                Ethiopia                 New Caledonia      Yemen Arab Republic
                                                                Falkland Islands         Nicaragua          Zaire
                                                                Fiji                     Niger              Zambia
                                                                French Antilles          Nigeria            Zimbabwe
                                                                French Guyana            Niue


                          STATEMENT OF WORK (SOW) FOR
                   UNITED STATES AIR FORCES IN EUROPE (USAFE)
               LODGING FACILITY TELECOMMUNICATIONS SYSTEM (LFTS)

1. SCOPE:

1.1 General. This Statement of Work (SOW) defines the requirements for a Lodging Facility Telecommunications System (LFTS), including hotel/motel accounting and management; features. The contractor shall provide a LFTS consisting of all new host nation approved (HNA) equipment and connection (s) including the basic digital switching system, attendant consoles, administrative terminals, subscriber line circuit equipment, trunk circuit equipment, distribution frames, wire and cable plant, house wire, customer premise equipment, uninterrupted power supply (UPS), outside plant (black) cable, and all other ancillary Hotel/Motel equipment and software necessary to provide service for a complete telecommunication system. This system shall have a modular architecture with an expansion capability. CENTREX service is not acceptable.

1.1.1 Contractor's Fees. The LFTS requirements and associate services will be provided by the contractor in exchange for toll traffic and a percentage of long distance toll charges recorded by lodging. (Long distance toll charges - restrictions applicable). Maximum charge that can be applied to the transient guests' billing for these services will not exceed the long distance, operator assisted, day rate as charged by the carrier in effect at the time services are used.

1.1.2 Payment Responsibilities. The percentage (contractor's fee) provided is only on the amount actually applied to the transient guests' bill. Contractor's equipment failure shall be the responsibility of the contractor. The responsibility for the collection of the charges, once they have been applied to the billing, will rest with the U.S. Government.

1.1.3 Internal Controls and Administrative Procedures. The internal controls and the administrative procedures for the government's paying the contractor fees will be addressed in the proposal. This should cover such items as monitoring equipment, listings, due dates and other items that will insure both the contractor and the U.S. Government are protected against any unnecessary loss and conform to the host nation laws. These internal controls and administrative procedures are negotiable items.

2. APPLICABLE DOCUMENTS.

2.1 General. The following documents shown below form a part of this SOW. Any suggestions or recommendations made by the following documents shall be considered requirements under this SOW. In the event of a conflict between the documents referenced in this SOW and the contents of this SOW, the following order of precedence shall apply:

2.1.1 This Statement of Work (SOW).

2.1.1.2 Communications System Program Office (CSPO) Documents

EPS-93F-CSPO-015A       Equipment Performance Specification
21 March 95             for a European Lodging Facility
                        Telecommunications System

(Copy of the above document is included in the Request for Proposals (RFP).

2.1.1.3 Applicable Host Nation Standards

2.1.2 Total number of Sites and Drawings: Drawings and sketches will be provided for the contractor's information during site visits/upon request for USAFE site/locations as follows:

APPENDIX A        Ramstein Air Base, Germany          Ref. Section J, Atch 4

APPENDIX B        Rhein-Main Air Base, Germany        Ref. Section J, Atch 5

APPENDIX C        Aviano Air Base, Italy              Ref. Section J, Atch 6

2.1.2.1 Appendices may be increased or decreased depending on the USAFE mission requirements. Specifically, Spangdahlem Air Base, Germany may be included at a later date.

2.1.2.2 Note: The final room configurations may be slightly different than shown in the available drawings. Floor plans of the lodging/billeting facilities are available for viewing at the local Civil Engineering Squadron.

3. SYSTEM REQUIREMENTS.

3.1 General System Requirements.

3.1.1 System Compatibility and Interface. The LFTS shall be compatible with the existing base Dial Central Office (DCO), Defense Switching Network (DSN), local commercial telephone system, government furnished equipment (GFE), and meet or exceed all host nation telecommunications connectivity requirements. The contractor shall accomplish all host nation connectivity requirements. The contractor shall provide an interface to a GFE property management system.

3.1.2 Direct Dialing. The switching system shall be capable of performing Direct Outward Dialing (DOD), Direct Inward Dialing (DID), and Direct Distance Dialing
(DDD) to the Public Switched Telephone Network without the need of an attendant. DOD, DID, and DDD shall each be assigned to properly class marked stations.

3.1.3 Flexibility of Connection. Any station directory number shall be assigned to any switching system line equipment terminal by programming internal switching system memory.

3.1.4 DTMF Dialing Operation. The equipment shall automatically interconnect station lines in response to off-hook Dual Tone Multi-Frequency (DTMF) signals without the aid of an attendant.

3.1.5 Class of Service. The switching system shall provide all necessary classes of service (class marks) to control subscriber access to other subscribers and trunk circuits. All class mark codes shall be assigned on a per line basis for each switched line.

3.1.5.1 Single Line Service. The contractor shall provide single line station service.

3.1.6 Trunking. The contractor shall provide trunking with a minimum grade of service of P.03 during the office busy hours. Provide trunking to and from the local exchange service, interconnect toll service, and USAFE base/location DCO/DSN. The contractor switching system shall provide trunk circuit interfaces with standard signaling modes. The system shall recognize and respond to the various signaling and supervision methods using trunk cards with programmable and/or strapping options to provide satisfactory trunk operation. Coordinate with the Base Communications Officer (BCO) on the trunking to be provided by the USAFE base/location DCO/D.

3.1.7 Traffic.

3.1.7.1 Grades of Service. The switching system shall be designed with sufficient intra-system circuit paths between line ports and trunk ports to meet the following grades of service:

3.1.7.1.1      Intra-office Paths            P.005

3.1.7.1.2      Incoming Registers

3.1.7.1.2.1    without start signal          P.001

3.1.7.1.2.2    with start signal             P.01

3.1.7.1.3      DTMF Senders                  P.001

3.1.7.2 Traffic Measurement Data. Traffic measurement data shall be provided on hard copy printout via the Administrative Terminal. The switching system shall store traffic data for study periods up to 24 hours. Data outputs shall include usage data on all trunks and call completion data.

3.1.7.2.1 Traffic Measurement and Analysis Report. This report provides data concerning use and congestion in the switching system. This report will be used to determine whether the switching system is providing adequate traffic capacity and to determine whether existing facilities are adequate. (Reference CDRL sequence number A006).

         a. General. The report shall provide printed, tabulated data from the traffic measuring system. The report shall provide measurements for seven consecutive business days, on an hourly basis, unless a shorter interval is requested. The data shall include all of those items listed in paragraphs 3.2.4 and 3.8.4.2.

         b. Analysis. The report shall contain an analysis of the traffic measurements and recommendations based on the analysis. Recommendations shall address expansion of switch hardware and software and shall be specific and detailed.

3.1.8 Self Testing and Alarms. An automatic routine under stored program control shall be provided to monitor the integrity of the switching system. The LFTS shall provide audible and visual alarms indicating malfunctions or other conditions affecting service which are detected by the switching system. Audible and visual alarms shall be extended to the attendant location position or other remote locations as designated in the SOW. Differing alarms shall indicate major and minor failures. External alarms for subsystems external to the DPABX are acceptable. Failure of any portion of the billing system will produce a major alarm.

3.1.9 System Failures.

3.1.9.1  Major. A failure resulting from:

3.1.9.1.1 loss of call processing on (greater than or equal to) 10% of equipped lines or trunks, or (greater than or equal to) 10 equipped lines or trunks, whichever is greater;

3.1.9.1.2 failure of the billing system or any component of the system, or a major alarm.

3.1.9.2 Minor. A failure resulting from:

3.1.9.2.1 loss of call processing of (greater than) 2% (less than) 10% of equipped lines or trunks, or two equipped lines or trunks, whichever is greater;

3.1.9.2.2 any abnormal hardware or software condition which requires maintenance action to restore the LFTS to normal operation, or a minor alarm.

3.1.10 Environmental Conditions.

3.1.10.1 Temperature. The switching system shall operate continuously at ambient temperature between 10 (degrees) C and 30 (degrees) C (50 (degrees) F and
86 (degrees) F) without degradation of performance. The switching system shall operate at extreme ambient temperatures of 5 (degrees) C and 40 (degrees C (41

(degrees) F and 104 (degrees) F) for a minimum of 24 continuous hours. Ambient refers to conditions at a location five feet above the floor and 15 inches in front of the equipment.

3.1.10.2 Humidity. The switching system shall operate continuously at a relative humidity between 20% to 60% without degradation of performance. The switching system shall be capable of operating continuously for a 24 hour period, without degradation of performance, when the relative humidity is between 60 & 95%, non-condensing.

3.1.11 System Availability. Availability is defined as the percentage of total time that the switching system is able to perform its intended function. Availability for the LFTS shall be 99.99%.

3.1.12 Automatic Software Reload. The contractor shall provide an automatic software reloading system. After commercial power is restored following a power loss exceeding the capacity of the battery backup system, the system shall reload the call processing software and the database, eliminating the need for reprogramming the system.

3.2 System Design.

3.2.1 Expansion Capability. The switch system shall be expandable, as identified in the SOW, beyond the equipped capacity. Expansion of the system beyond the equipped capacity shall not cause service interruption exceeding one hour in duration. Time and duration of any service interruption required to expand the system shall be coordinated with the LFM in accordance with the SOW. All necessary common control equipment, software features, and power system components shall be provided at the initial installation to accommodate the ultimate expansion defined in the SOW.

3.2.2 Dialing Plan. The Dialing Plan for the switching system shall utilize the NNX codes assigned by the local Telephone Company (TELCO). It shall be capable of three, four, and five digit station numbers and one, two, and thee digit access codes. Numbering shall be approved by the Lodging Facility Manager (LFM) and not in conflict with any computer management system already in place. Trunk access codes and feature operating codes shall be established by the contractor, with final approval by the government. For example:

          Dial Code            Usage
          ---------            -----
              0                Lodging Attendant
              1 through 6      Station Number
              7                Base DCO
              8                Other Common Carriers
            *90                Commercial Operators
             91                Commercial DDD
             91-800            Commercial Toll free

* Access to off base operator assisted calls shall be restricted to lodging attendant.

3.2.3 Administrative Terminal (AT). The contractor shall provide an AT for exclusive use by the Lodging Facility personnel The terminal shall provide access to the switching system and allow additions, deletions, and changes to be made to administrative data (station features, telephone numbers, authorization codes, class of service, etc.) and call detail and billing parameters. The AT shall consist of an alphanumeric keyboard, printer, and visual display terminal
(VDT). The contractor shall perform the initial translations.

3.2.3.1 Answer Detection Capability. The LFTS shall be capable of providing answer detection, either as an integral part of the system, or as an adjunct system. The answer detection capability shall allow the switch to positively identity when the call is answered and start billing at that time, rather than start billing after a pre-set time or number of rings.

3.2.4 Call Detail Recording (CDR).

3.2.4.1 Call Detail Recording. The LFTS shall automatically collect, sort, and store CDR data (paragraph 3.2.4.1.1 through 3.2,4.1.8). The CDR subsystem shall store the processed CDR data on disks. The storage capacity of the disks shall be no less than 20,000 call records. An audible and visible alarm shall activate when the disks are nearing capacity. The CDR subsystem shall read and display the stored data from the disks and shall provide a local hard copy printout on command. Reading and changing the storage device, or printing of stored data shall not result in the loss of data or interfere with data collection. The CDR subsystem shall be equipped with the necessary hardware and software to allow the user to enter any time interval and sort on any one of the following parameters (with the exception of paragraph 3.2.4.1.3,3.2.4.1.6 and 3.2.4.1.7):

3.2.4.1.1 Time interval alone (i.e. all calls placed in the initially specified time interval).

3.2.4.1.2 Room number/extension number.

3.2.4.1.3 Called number(s) (segregated by area and NNX codes).

3.2.4.1.4 Toll and non-toll calls.

3.2.4.1.5 Time call originated (date, hour, minute).

3.2.4.1.6 Time call completed (date, hour, minute).

3.2.4.1.7 Duration of call (accurate to at least five seconds).

3.2.4.1.8 Authorization code (minimum of five digits).

3.2.4.2 Call Sorting. After selecting the time interval and one or more of the previous parameters, with no more than five operator entries, the CDR subsystem shall display, and print on command, the following data:

3.2.4.2.1 Calling number.

3.2.4.2.2 Called number.

3.2.4.2.4 Time call originated (date, hour, minute).

3.2.4.2.5 Time call completed (date, hour, minute), or alternatively, duration of call.

3.2.4.2.6 Authorization code/Account code.

3.2.4.2.7 Toll charge (dollars. cents).

3.2.5 Call Billing/Room Status Subsystem (CBRSS). The LFTS shall be equipped with all necessary hardware and software to provide the call billing/room status function (CBRSS). The CBRSS will not be installed on the Services Information Management System (SIMS) computer. It may be installed on the PBX or a separate computer(s) depending on the vendor's solution. The CBRSS subsystem will have at least two communication ports, one to SIMS, and one to a printer to list all call account/room status records and print reports. The CBRSS shall pass both the call account record and the room/bed housekeeping and occupancy status record to SIMS and to the CBRSS printer. The capability to send a call record to SIMS and the printer simultaneously as well as the ability to select either option alone is required. The format of the call accounting and the room status records sent to the printer can be determined by the vendor but must be understandable by the attendant i.e. each field value must be identified by a clear text label. The call accounting records and room status records shall be passed to the SIMS when it is connected. If SIMS is not available, CBRSS must be able to store at least 20000 call records with the capacity to run reports with the same options outlined in paragraphs 3.2.4.1 and 3.2.4.2. It must also be able to continue routing the call billing/room status records to the printer, easily identifying that it must be manually posted. CBRSS data shall not be lost due to commercial AC power outage.

3.2.5.1 Call Billing Function. Charges shall be automatically computed for commercial, DDD, and Lodging operator assisted toll calls and billed to the calling station. Direct dialed and operator assisted toll calls originated by the lodging attendant and extended to a station number shall be billed to the station number for single occupancy quarters and to the applicable authorization/account code for multiple occupancy quarters. The toll rate data base shall be software programmable and based upon necessary tariff parameters (e.g., area and NNX codes, trunk group, mileage, etc.) and inputs from the LFM. The contractor shall provide protection of, and access to, the data base by means of a password (s). The contractor shall perform the initial programming and shall maintain and update the data base as rate changes occur for the life of the contract.

3.2.5.2 Room/Bed Housekeeping and Occupancy Status. The CBRSS shall store and display the status of each guest room by room number. Housekeeping status shall be updated by the housekeeper dialing codes from the room phone. The system shall print, on command, a housekeeping report that contains the following data:

3.2.5.2.1 Room number (capable of five alphanumeric characters).

3.2.5.2.2 Cleaning status (clean or not clean).

3.2.5.2.3 Inspection status (inspected or not inspected).

3.2.5.2.4 Occupancy status (occupied or not occupied).

3.2.5.2.5 Room requires maintenance.

3.2.6 SIMS Interface Requirements. The contractor shall provide the necessary interface and connections between the Call Billing/Room Status System (CBRSS) and the SIMS system or its replacement. SIMS interface specifications will be provided by the government in the delivery order. The interface specifications will include the necessary message formats and software handshaking protocols necessary to interface the CBRSS to SIMS or its replacement.

3.2.7 Power Requirements. The switching and billing system shall include an Uninterrupted Power Supply (UPS) system powered by the commercial AC power. The UPS shall provide sufficient standby power to operate the switching and billing system for a minimum of four (4) hours should the commercial AC power be interrupted. The UPS shall automatically disconnect the batteries from the switching and billing system should the battery voltage fall below the manufacturer's low voltage limit. The UPS shall be sized at cut over for the expansion capacity of the switching system. Batteries shall be of the maintenance free, sealed recombining type. These batteries shall utilize an immobilized electrolyte and vent no gases. Power faults shall be indicated by a visual and audible alarm remote to the immediate area of the attendant console. Audible alarms remote to the attendant position shall have a means of being silenced at the attendant position.

3.2.8 Power connectivity shall be accomplished in accordance with the host nation requirements. All host nation connectivity requirements shall be acquired by the contractor.

3.3 System Features. The LFTS switching system shall be configured to include system features described below.

3.3.1 Message Waiting. The contractor shall provide the attendant console or message waiting center instruments with the ability to activate and deactivate a message waiting lamp at each station instrument with message waiting capability.

3.3.2 Authorization/Account Code Calling. The LFTS shall have the capability of random generation and activation and deactivation of authorization/account codes. The authorization codes shall not be less than five digits and shall be assigned to any station line when properly class-marked. The authorization/account code shall be assigned from the administration terminal by lodging personnel.

3.3.3 Station Number Hunting. When the first number in a hunting group is found busy, each line within the hunting group shall be checked consecutively until an idle line is found. If any idle line is found, that line will be rung. If all lines are found busy, the calling party shall receive line busy tone. Each hunt group shall consist of either consecutive or non-consecutive directory numbers.

3.3.4 Automatic Wake-up. The contractor's equipment shall provide an automatic wake-up service. This service shall permit the attendant to instruct the switching system to automatically call a station at a specified time. The attendant shall be able to cancel and activate a wake-up call from the attendant's position. A subscriber via the subscriber's telephone, shall have the capability to instruct the switching system to automatically call their station (and only their station) at a specified time; a subscriber shall have the capability to cancel wake up calls that the subscriber programmed. The contractor shall provide a printed record of the wake-up request. The record shall consist of the room number of the requester, wake-up time, wake-up cancellation, and indication if the wake-up call was answered. The system shall be capable of ringing at least 10% of equipped lines simultaneously (all having the same wake-up time) using this feature. The automatic wake-up service shall override the DO NOT DISTURB feature.

3.3.5 Do Not Disturb. This feature allows a station to block all incoming calls and reroute them to the attendant console or message center. The attendant console shall not automatically override this feature, but may be overridden by input from the attendant.

3.3.6 Automated Attendant (AA). The LFTS shall provide the automated attendant capability for all incoming trunks (city and base). All incoming calls shall be routed to an automated attendant system. This system shall inform the caller, via announcement, that a room number can be dialed directly if the caller knows the number, otherwise, the call will be reverted to the attendant. This AA system may be internal to the switching system or may be provided via an external system. The specific announcements shall be identified by the LFM.

3.3.7 Automatic Call Distribution (ACD). The LFTS shall provide ACD. The ACD feature shall provide for efficient distribution and handling of a large volume of incoming calls to a group of telephone instruments (termed ACD agent positions) designated for this purpose. The application of the ACD feature shall be to support offices which routinely handle large volumes of call traffic, such as lodging reservations and comparable activities. The ACD feature shall be capable of supporting at least one ACD group consisting of 10 ACD agent positions and at least 15 ACD directory numbers per group in accordance with the definitions provided below.

3.3.7.1 ACD Operation.

3.3.7.1.1 ACD Call Queuing. Incoming calls to directory numbers assigned to ACD positions shall be served on a First In and First Out basis and equitably distributed to the in-service ACD agent positions that are in an idle state and ready to accept calls. The call distribution algorithm shall distribute calls to ACD agent positions that have been idle the longest period of time. The total number of calls queued by an ACD group shall be limited by both the number of calls in the queue and the time the longest call has been in the queue. Both of these parameters shall be customer definable.

3.3.7.1.2 ACD Directory Number and Queue Assignments. The ACD feature shall support multiple ACD directory numbers. The number of ACD numbers assigned at a particular site shall be a function of the projected traffic characteristics of each ACD facility. It shall be possible to assign multiple ACD agents to an individual ACD. The assignment of specific ACD agents to specific ACD directory numbers shall be programmable in the system data base via the Administrative Terminal (AT).

3.3.7.1.3 Non-ACD Directory Number Allocations. Each ACD agent position shall be assigned one or multiple directory numbers to receive or originate non-ACD calls.

3.3.7.1.4 Recorded Announcement and Music On Hold Treatment. When the number of incoming calls in queue exceeds the number of idle ACD agents, the system shall route the call to a recorded announcement to inform the calling party of the delay. Incoming calls shall be routed to the announcement either when the call is initially placed in the queue or after an established time delay threshold as measured from the time that the call was originally placed in queue. Following the application of the recorded announcement, the LFTS shall provide wither "silent hold" treatment or music on hold treatment, as specified in system translations. Silent hold treatment or music on hold treatment shall be provided to the calling party until the call is answered by the ACD agent or until the call is abandoned. A capability shall be provided to periodically play recorded announcements over the silent hold or music on hold treatment for the duration (until an agent answers or the call is abandoned).

3.3.7.1.5 ACD Night Service. ACD night service shall provide treatment for incoming calls to ACD directory numbers that are not in service after normal business hours. The night service function shall provide the capability to:

3.3.7.1.5.1 Route incoming ACD calls to a recorded announcement, or

3.3.7.1.5.2 Forward the incoming ACD calls to a designated night service directory number.

3.3.7.2 ACD Agent Positions.

3.3.7.2.1 ACD Agent Position Functions. The ACD feature shall support both working agent (non-supervisory) and supervisory agent positions. Non-supervisory positions shall support normal incoming ACD call processing tasks. Supervisory ACD positions shall be capable of supporting incoming call-processing tasks and the following supervisory functions:

3.3.7.2.1.1 Provide visual indicators which present information on the state of each non-supervisory agent assigned to an ACD supervisor. As a minimum, the information provided to an ACD supervisor position shall include the following:

3.3.7.2.1.1.1 Agent position is in active/inactive state

3.3.7.2.1.1.2 Agent is busy processing an ACD call

3.3.7.2.1.1.3 Agent is waiting for an ACD call

3.3.7.2.1.1.4 Agent is busy on a non-ACD call.

3.3.7.2.1.2 Provide access to visual display of summary information on the status of all agents assigned to an ACD supervisor. As a minimum, the ACD summary information shall include the following:

3.3.7.2.1.2.1 Number of positions whether active or inactive

3.3.7.2.1.2.2 Number of agents busy on ACD calls

3.3.7.2.1.2.3 Number of agents in the make busy mode

3.3.7.2.1.2.4 Number of agents waiting for ACD calls

3.3.7.2.1.2.5 Number of agents busy on non-ACD calls

3.3.7.2.1.2.6 Number of calls waiting in each ACD queue allocated to the ACD supervisor and the waiting time of the first call waiting in each queue or some other statistically meaningful measurement of agent call handling performance (e.g. average speed of answer).

3.3.7.2.1.3 Have access to ACD management reports specified in paragraph
3.3.7.4.


                                      C-1l

3.3.7.2.2 ACD Agent Position Equipment Characteristics. As a minimum, ACD Agent positions shall be equipped with a telephone instrument that incorporates an LED, LCD, or comparable visual display for presenting calling source information and other relevant data to facilitate ACD agent call processing. For ACD facilities which require ACD management reporting functions, ACD supervisory position(s) shall be equipped with visual display units and/or printers for providing ACD performance statistics to ACD supervisors. Specific quantities of ACD agent positions, ACD supervisory positions, visual display units and printers will be identified in the site SOW.

3.3.7.3 ACD Agent Features.

3.3.7.3.1 Make Busy Function. The ACD feature shall provide a "make busy" function which permits an ACD agent to depress a button or key which prevents subsequent incoming calls from being directed to that agent position. Operation of make busy function while an agent is processing an active call shall not disconnect the current call process.

3.3.7.3.2 Emergency Alert. The contractor shall provide an emergency alert capability. Activation of a special emergency button on the agent's phone shall automatically print the date, time, called station number, and calling station number or incoming trunk identity at the AT printer of the LFTS serving the called station and simultaneously signal the supervisor.

3.3.7.3.4 Call Force. The call force feature shall allow subsequent incoming calls to be placed on the line without requiring the agent to physically hang up.

3.3.7,4 ACD Management Reports. ACD management reports shall be generated which include detailed information on the number of incoming ACD calls. ACD calls completed, ACD calls not completed and reasons that calls were not completed, ACD queue statistics and other data which may be used by management and administrative personnel to assess call handling efficiency. Information similar to the following shall be included in ACD management reports:

3.3.7.4.1 A count of the number of incoming ACD calls

3.3.7.4.2 A count of the number of completed ACD calls

3.3.7,4.3 A count of the number of calls not completed because the incoming call queue threshold has been exceeded

3.3.7.4.4 A count of the number of calls not completed because the maximum time a call can wait in queue has been exceeded

3.3.7.4.5 The number of ACD calls abandoned by the calling party

3.3.7.4.6 A count of the number of calls received during night service

3.3.7.4.7 Average speed of answer

3.3.7.4.8 Average number of calls in queue

3.3.7.4.9 Average holding time

3.3.7.4.10 Duration of the longest call held in queue.

3.4 Attendant Console.

3.4.1 Attendant Console Capabilities.

3.4.1.1 Attendant Console. The attendant console shall operate with keys or push buttons. There shall be no cords for call completion or extension.

3.4.1.2 Attendant Call Queuing. Incoming calls not answered by the attendant shall be placed in queue. The call shall be extended to the console on a first come, first serve basis. The contractor shall provide a recorded announcement and a recording and announcing device for all queued calls. All calls placed in queue shall automatically receive the recorded announcement without assistance from the attendant.

3.4.1.3 Full Access. The attendant console shall have full access to all main lines and trunks in the system with the ability to complete station-to-station, station-to-trunk, trunk-to-station, and trunk-to-trunk calls. No arbitrary system restrictions will be made. USFI, Inc. will work with the COTR to ensure all parties are fully protected from fraud and abuse.

3.4.1.4 Alphanumeric Display. An alphanumeric display shall be provided on the attendant console to display the calling station number (for local stations) or the trunk circuit to which the attendant is connected.

3.4.2 Attendant Console Features.

3.4.2.1 Split Calling. The attendant shall be able to converse privately with either the calling or the called party on all calls.

3.4.2.2 Busy Verification. The attendant shall be able to determine whether a busy station line is actually in service. A warning tone shall first be placed on the line being verified before completing the talking path. The attendant shall be able to release the connection after busy verification.

3.4.2.3 Call Transfer. The attendant shall be able to transfer trunk calls to and from any station line. The attendant shall be able to transfer any trunk call to a conference circuit.

3.4.2.4 Call Hold. The attendant shall be able to place an incoming call on hold.

3.4.2.5 Class of Service Override. The attendant shall be able to override any line or trunk class of service marking for the purpose of accessing and switching the circuit.

3.4.2.6 Conference Calls. The attendant shall be able to establish user defined conference calls of up to six parties.

3.5 Station Features for Administrative Telephones. The following station features shall be assigned to administrative office phones:

3.5.1 Call Transfer. Subscribers shall be able to transfer any in progress call to another station without assistance from the attendant.

3.5.2 Call Hold. Subscribers shall be able to place an in-progress call on hold.

3.5.3 Three-way Conference. Properly class marked subscribers shall be able to place a call on hold and then add a third party to an in progress local or trunk call without attendant assistance.

3.6 Premise Equipment.

3.6.1 Telephone Instruments. All telephone instruments shall be new, full size, fully modular, DTMF instruments. The contractor shall provide message waiting capability for all instruments with message waiting specified in the SOW. The message waiting feature shall use a visual means to alert the station user of message waiting. All instruments shall be of the same neutral color as agreed to by the LFM. Telephone instruments shall, as a minimum, consist of the base unit with DTMF keypad, hand set, hand set cord and fully modular mounting cord.

3.7 Distribution System. Government furnished outside (black) cable that is available for contractor use to interconnect billeting buildings to the Main Distribution Frame shall be identified by the base Communications Squadron. The contractor shall be responsible for providing and installing any other additional outside cable required. The contractor shall provide and install all new inside (building) cable, conduits, ducts, distribution frames, terminal equipment, terminal blocks, and any other hardware necessary to provide complete telecommunication service. Demarcation points of government furnished black cable will be at the terminal blocks in each building unless otherwise specified in the SOW. New standard, fully modular jacks and plugs shall be provided by the contractor for all installations and relocation of terminal equipment. The contractor shall provide complete service to, and interface at, the government specified demarcation points for those pre-wired buildings, if any, that are identified in the appendices for each site.

3.7.1 Distribution System Design. The distribution system shall consist of transmission channels along with any associated terminals, splicing, etc., required to provide electrical connectivity from the terminal equipment to the DF. The distribution plant shall be sized as specified in the delivery order. The distribution plant shall be designed with all lines and spares being "fixed count" (i.e., dedicated and accessible at the main distribution frame (MDF)) with no multiple connections except as specified in the SOW. All outside plant cable pairs shall be terminated on gas tube protectors at the distribution frames and the terminal end.

3.7.2 Cable and Trenching. All outside cable shall be filled and direct buried or underground in new conduit and ducts. Gopher resistant cable, if required, will be specified in the SOW. All road/driveway crossings shall be accomplished by boring/accupunch method unless otherwise approved, in writing, by the contracting officer after contractor coordination with base roads and ground agencies. All buried cable crossing under roads, streets, parking lots, driveways, railroads, etc., that bears vehicular traffic shall be placed in protective conduit. The contractor shall accomplish all trenching IAW REA standards and shall be responsible for performing all back filling, re-seeding, re-paving, or any other service and material to restore services to their original condition. All outside cable termination shall be enclosed in weather tight enclosures, and all outdoor splices shall be direct buried using filled, sealed enclosures. The use of buried distribution terminals is prohibited. Any indoor filled cable shall not exceed 50 feet, shall be in conduit, and shall run directly to the house terminal block. All indoor splices shall be enclosed in a proper type of indoor splice enclosure. Filled cable run indoors shall not be run between floors or inside walls, nor shall it be terminated on protective devices if such device is part of the Main Distribution Frame (MDF) or an Intermediate Distribution Frame (IDF). If a conduit is available, it shall be used for cable entrance. The cable shall be run to the protected terminal upwards in a vertical direction wherever possible and be sealed to prevent jelly leakage. Where a cable enters a facility through an exterior wall, it shall be properly sealed on both sides of entry to prevent any kind of leakage. The contractor shall ensure cable installation does not cause mechanical stress or strain to the cable, or result in sharp edges, burrs, or other projections which may be injurious to the insulation or jackets of the wiring. In addition, the contractor shall provide ground level (flush), telephone warning, splice, and route signs at all underground/buried splice locations and all changes of direction in excess of 30 degrees. All contractor cable and trenching shall meet all host nation requirements, specifications and environmental standards.

3.7.2.1 Government Furnished Cable Connectivity. The only Government furnished cable used for the LFTS are those cable pairs that provide base extensions and tie lines to the base DCO/DSN. The contractor shall provide all splicing and interface to the government specified demarcation points (e.g. house terminal, IDF, pedestal, MDF) with the GFE cable. All contractor installed pairs shall be terminated to the MDF, at the hub building (where applicable), and at the individual building terminals. Cable runs shall not have bridge taps or loop extenders installed. When installed, the cables shall have no more 'bad' pairs than were originally certified as 'bad' by the manufacturer.

3.7.2.2 Digging Permits. Cable shall be installed at or deeper than 18". The contractor shall not dig on the base without a valid digging permit. To obtain a digging permit, the contractor shall prepare and submit for approval an AF Form 103, which can be obtained at the base government Civil Engineering Squadron. This form will take approximately 10 days to process and the resulting digging permit is good for 30-60 days. When the contractor is ready to dig at a particular site, CE shall be notified 48 hours in advance so that the utilities can be marked before the contractor begins to dig. Trenches within three feet of existing utilities must be hand-dug. Any damage to marked utilities during installation shall be repaired at the contractor's expense. When installing the outside plant, the contractor shall bore under all CE specified roads. All other roads, parking lots, and sidewalks may be trenched across. Upon review of the contractor's installation plan, the base may request that additional roads be bored vice trenched. When restoring the trench and bore pit locations, the contractor shall compact the soil to prevent sinking and re-compact after 30 days. All roads shall be returned to original condition. When filling trench and bore pit locations in grassy areas, the contractor shall 'top off' the restoration with at least six inches of topsoil. The contractor shall be responsible for re-seeding the trenched and bored areas in grassy areas, except as identified by CE in the grassy area around DV/VIP lodging/billeting facilities, which shall be sod instead of seed.

3.7.3 House Wire. House wire shall be extended from punch down terminal blocks at the outside plant terminal location to intermediate terminal points within each facility. Each station shall be provided with two individual pairs of wires (four conductors) from the building terminal. Station lines shall be terminated on standard two pair flush mounted modular jacks at all locations except on masonry walls. RJ-11 or similar jacks may be used on masonry wall locations. Jacks for desk type phones shall be mounted no higher than 12 inches from floor level. Jacks for wall type phones shall be mounted no lower than 52 inches and no higher than 56 inches from the floor level. The contractor shall route all house wire on the interior of the buildings. The contractor shall install all house wire so that it is concealed inside walls, ceilings, or other parts of the permanent structure. Where house wire can not be concealed, it shall be placed in color coordinated raceways with the proper appliance for installing flush mounted jacks, and require the approval of the Lodging Facility Manager prior to installation. All house wiring shall comply with host nation requirements.

3.8 Engineering and Installation.

3.8.1 Meetings. The contractor shall attend all meetings as identified by the contracting officer. The contracting officer will notify the contractor of the date, time, and location of meetings. The Lodging Facility Manager (project manager) will notify the contractor of the meeting agenda.

3.8.2 Site Survey. The contractor shall accomplish a building by building site survey of affected lodging/billeting facilities after contract award. The contractor shall schedule and coordinate the site survey with the Project Manager/LFM(s). The contractor shall perform the site survey with the LFM and other specified government representatives. The contractor shall assemble a complete listing of all locations, quantities and types of all equipment including, but not limited to, lines, trunks, customer premise equipment, special systems, and transmission facilities.

3.8.3 LFTS Installation. The contractor shall not begin any installation until the contracting officer has approved the Installation Plan. The contractor shall install the new LFTS in accordance with the approved Installation Plan. The contractor shall coordinate with lodging/billeting facility personnel to assemble the subscriber data (i.e. Telephone number, class of service, etc.). The contractor shall assemble the subscriber data and shall coordinate with the BCO and local telephone company to obtain information concerning circuit cable pair assignments, trunk choices, schedules, etc., to obtain optimum trunk hunting sequences, terminal assignments, and programming of the LFTS (Reference CDRL sequence number A001)

3.8.4 Cut over. The cut over shall occur on dates and times mutually agreed to by the contractor and the contracting officer. Cut over shall not occur until all pre-cut over installation tests have been performed successfully and any functional discrepancies identified have been corrected. The contractor shall allow a minimum of 48 hours from completion of all testing and correction of any discrepancies before cut over to allow adequate time for the Government to determine if the LFTS is ready for cut over. The contractor shall coordinate system outages during cut over with the LFM to minimize disruptions. (Reference CDRL sequence number A002)

3.8.4.1 Testing. The switch shall be ready for government observed installation testing/inspection no later than fifteen (15) days prior to the mutually agreed upon cut over date. Installation testing shall be performed in accordance with the approved Installation Acceptance Test Plan to verify that the LFTS meets the EPS and SOW requirements. The contracting officer shall be notified in writing no less than two weeks before any official testing is to be performed. Failure to meet the testing date may result in postponement of the cut over. (Reference CDRL sequence number A008.)

3.8.4.2 Traffic Measurement and Analysis. The contractor shall perform traffic measurement and analysis for 30 consecutive calendar days immediately following cut over of the LFTS. The contractor shall give recommended solutions to the LFM in order to alleviate any known problems (e.g. call blocking, dial tone delay, insufficient trunking) IAW SOW and EPS paragraphs 3.1.7 and 3.2.4 (Reference CDRL sequence number A006)

3.9 Scheduled Service Interruptions. When the contractor must schedule a service interruption for the purpose of working on the LFTS, the work shall be done at a time which will cause the least inconvenience to the users. The contractor shall notify and coordinate with the LFM in advance of any scheduled service interruption. The contractor shall specify the starting time and duration of the interruption along with what lines will be affected. The contractor shall provide verbal notification to the LFM immediately after service has been restored.

3.9.1 Service Outages. The contractor, upon notification of a service outage from the LFM through the contracting officer, shall restore all outages on a priority basis IAW the following subparagraphs. The contractor shall provide verbal notification to the LFM through the contracting officer immediately after service has been restored.

3.9.2 Major Failures. If a major failure as described in EPS paragraph 3.1.9.1 occurs, the contractor shall perform an emergency service call. The contractor's personnel shall arrive at the lodging facility within two (2) hours after notification. Restoration/repair shall begin immediately and continue until the system failure(s) are repaired and service is restored.

3.9.3 Minor Failures. If a minor failure as described in EPS paragraph 3.1.9.2 occurs, the contractor shall perform a routine service call. The contractor shall restore all minor failures no later than three (3) workdays after notification.

3.10 Installation Records (As built Drawings): The contractor shall provide Communication-Computer System Installation Records at the time of cut over. These records shall indicate the complete "as built" configuration of the LFTS at the time of cut over. The contractor shall revise the records as a result of any modification, upgrade, or expansion. (Reference CDRL sequence number A004).

3.11 Expanded Service. The contractor shall provide expanded services after cut over in accordance with the terms of the contract as requested by the government. Expanded services are those services necessary to satisfy additional requirements over and above those provided at cut over.

3.12 Reserved Rights. The government reserves the right to pre-wire and provide instruments to all or part of any or all new and remodeled buildings along with providing and installing some or all outside cabling for these installations. The contractor shall provide any necessary splicing and shall interface to the government specified demarcation points (e.g. house terminal, IDF, pedestal, MDF).

3.13 Training. The contractor shall provide training, in English, for government representatives at each USAFE base/location. All classes shall be conducted at the local base. The class starting dates shall be proposed by the contractor and coordinated and approved by the LFM. Actual hands-on training shall be conducted on live equipment, within seven (7) days prior to cut over but after successful completion of installation testing. Contractor provided technical assistance shall be available on site for seven days after cut over. The contractor shall provide training on the equipment, such as; the Attendant Console, Administrative Terminal, Administrative Telephone Instruments, Billing System, Call Detail Recording System, Automatic Call Distribution, Voice Mail, etc. Attendees will be identified by the LFM. (reference CDRL sequence number A005)

3.13.1 Front Desk Attendant Training. The contractor shall provide training on front desk attendant services for a minimum of five government representatives per attendant terminal equipment. Provide training at the request of the LFM, but no more than once a year.

3.13.2 Administrative Training. The contractor shall provide training on administrative services for a minimum of two government representatives at each USAFE base/location. Provide training at the request of the LFM, but no more than once a year.

3.13.3 Station Training. The contractor shall provide trailing on station services and system features for a minimum of five government representatives at each USAFE base/location.

3.13.4 Billing Training. The contractor shall provide training on call detail recording and billing services for a minimum of five government representatives at each USAFE base/location.

3.13.5 User Manual. The contractor shall prepare user manual and pad overlays with the instructions to explain the operation of service and the dialing plan. There shall be three types of overlays, one for single line service, one for multi-line service and one for PC/Lap Top connectivity. (Reference CDRL sequence number A010 and A011)

3.14 System Documentation. The contractor shall provide the commercial system documentation (in English). This documentation shall be maintained on-site and shall include the basic design and detailed operation of the switch, the attendant console, the AT, the billing system, the call detail recording subsystem, and the voice mail system. (Reference CDRL sequence number A010 and A011.) The contractor shall also develop (in English) and provide subscriber education pamphlets. The contractor shall provide one for every telephone provided under this contract. (Reference CDRL sequence number A007)

3.15 Personal Computer (PC)/Lap Top Computer Connectivity:

3.15.1 Private and shared rooms shall have one duplex outlet to be used for message waiting telephone service and the other for a computer MODEM connection using a RJ-45 terminal. Different directory numbers are required.

3.15.2 Suites shall have two duplex outlets to accommodate two ringing phones and two RJ-45 connectors for computer use. The two phones shall have the same number and the two computer outlets shall have the same number. The phone and computer directory numbers shall be different. Location of the outlets shall be coordinated with the LFM.

4. QUALITY CONTROL.

4.1 Quality Control Program. The contractor shall establish a quality control program to assure that the LFTS meets all of the performance criteria in this specification and conforms to host nation standards and environmental requirements. This program shall include physical inspections and functional testing of the LFTS before, during and after cut over.

4.2 Quality Assurance. The government Quality Assurance Evaluator (QAE) (the base lodging manager) and the Contracting Officer's Technical Representative
(COTR) will monitor the installation progress to insure that the LFTS meets the requirements of the SOW and EPS.

4.3 Installation Testing. The contractor shall perform an installation test of the complete LFTS to ensure requirements of the SOW and EPS are met or exceeded. Government representatives will be allowed to witness all inspections and tests to assure conformance with the SOW and EPS. The contractor shall demonstrate to the government representative, all requirements of the SOW and EPS, prior to acceptance testing. The contractor shall notify the Contracting Officer no later than two weeks prior to installation testing to allow sufficient time for a government representative to observe. No official installation testing will take place prior to a government representative arriving on site. (Reference CDRL sequence number A008).

4.4 Acceptance Testing. The contractor shall accomplish acceptance testing IAW the Acceptance Test Plan. Acceptance testing shall not begin until the government has approved the Acceptance Test Plan. Acceptance testing shall consist of 30 consecutive days of satisfactory operation of the LFTS. Satisfactory operation shall be operational with no major failure (as defined in paragraph 3.9.2) and with satisfactory traffic conditions (as defined in paragraph 3.1.7). The inability to perform satisfactory operation shall be justification to reschedule and restart the operational test period and reschedule the acceptance testing. During the acceptance testing, the contractor shall contact the LFM at least daily on normal duty workdays and at least once daily on non-workdays to verify proper system operation and arrange to correct malfunctions or explain proper operating procedures. (Reference CDRL sequence number A008).

4.4.1 Acceptance Test Report. The contractor shall document the results of tests and examination on LFTS prior to system acceptance in the Test/Inspection Report. (Reference CDRL sequence No. A009)

5. PREPARATION FOR DELIVERY.

5.1 Packaging shall be IAW the terms of the contract and meet host nation requirements.

6. NOTES.

6.1 Acronyms.

         BCO: Base Communications Officer.

         BCE: Base Civil Engineer.

         CDRL: Contract Data Requirements List.

         COTR: Contracting Officer Technical Representative

         DTMF: Dual Tone Multi Frequency.

         EPS: Equipment Performance Specification.

         FAM: Functional Area Monitor.

         FCA: Functional Configuration Audit.

         IAW: In Accordance With.

         IDF: Intermediate Distribution Frame.

         LFM: Lodging Facility Manager.

         LFTS: Lodging Facility Telecommunications System.

         MDF: Main Distribution Frame.

         PCA: Physical Configuration Audit.

         QAE: Quality Assurance Evaluator.

         SIMS: Services Information Management System.

         SOW: Statement of Work.

6.2 EFI&T. EFI&T, as used in the EPS, is defined as a contractor responsibility to engineer, design, furnish, install, test, and maintain a system or single item of equipment to provide a service to the government.

6.3 Point of Contact (POC). The LFM or authorized representative shall be the sole focal point for all service requests.

6.4 Attendants. Attendants will be provided by the LFM.

6.5 Paragraph Referencing. Any reference to a paragraph is understood to include all subparagraphs.

6.6 Response Time. All response times for work requests, outages, etc. are based upon consecutive clock hours, unless otherwise stated, and shall begin from the time that the contractor is first notified, verbally or in writing, whichever occurs first. If verbally notified, a follow-up written verification will be forwarded.

6.7 Outside Plant. That portion of the LFTS extending outward from the MDF up to and including terminal blocks and intermediate distribution frames but excluding premise equipment.

6.8 Premise Equipment. Premise equipment includes telephones, telephone cables, modular jacks (usually flush mounted), gray wire runs to the intermediate distribution frame or terminal blocks.

6.9 Inside Plant. That portion of the LFTS extending inward from, and including, the MDF.

6.10 Two-Way Lines. All lines shall be two-way unless stated otherwise.

6.11 Demarcation Points. All government specified demarcation points will be identified by the BCO during the contractor's site survey.

6.12 Disclaimer for Government Provided Drawings. Government provided drawings are for the purpose of establishing a conceptual basis to enable contractors to prepare a suitable proposal. Contractors choosing to use any or all information therein shall do so only if and when their engineering and design considerations so dictate. The contractor shall not depend on government provided information to determine cable lengths, condition of cable and other equipment, building construction or other physical considerations. These items must be determined by the contractor by site visits and physical surveys.

                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


3.1.1 USFI certifies that the PBX provided will meet or exceed all host nation telecommunications connectivity requirements, will be fully compatible with the local commercial telephone system, and will have an interface to the GOVERNMENT property management system. The Defense Switched Network (DSN) interface will consist of an E-l circuit capable of carrying 30 simultaneous voice/data calls to the existing Siemens KNS-4100 in Germany and Italtel Office 5000 system in Italy. The demarcation points for the USFI E-1 circuits are the underground cable distribution blocks in the following buildings:

              Ramstein:         Building 305
              Rhein-Main        Building 600
              Aviano:           Building 256

3.1.1.2 NOTE: The lodging manager at each base must submit a communications service request (C4SRD) to have the host base communications squadron provision the DSN switch for one E-1 circuit with 30 channels, and extend that circuit to the demarcation point. USFI cannot take responsibility for the hardware and software provisioning required in the GOVERNMENT DSN switching system. These actions must be coordinated through the local communications squadron to the appropriate DISA-Europe office in Vaihingen, Germany.

3.1.2 System will meet or exceed requirement by providing interface into the public network. USFI will obtain a block of Direct Inward Dial (DID) numbers from the host nation telephone service provider. These numbers will be unique, and will not conflict with the existing base access to public telephone system network. USFI will provide DID capability from the GOVERNMENT DSN system, but takes no responsibility for provisioning the GOVERNMENT system. USFI recommends obtaining a unique NNX code from DISA-Europe in Vaihingen for each lodging PBX facility.

3.1.3    System will meet or exceed requirement.

3.1.4    System will meet or exceed requirement.

3.1.5    System will meet or exceed requirement.

3.1.5.1  System will provide single line service.

3.1.6 System will meet requirement concerning grade of service standards. The nomenclature used in the SOW (LEC, IXC) is unique to the post divestiture

                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


         US operating norm of using the Regional Bell Operating Companies for local service, and Inter Exchange Carriers (AT&T, MCI, US Sprint, etc.) for long distance. Trunking for the lodging facilities will be to the host commercial network, to the GOVERNMENT DSN system, and to the USFI long distance network. USFI will provide a standard E-1 CAS signaling interface capable of true answer supervision to the designated demarcation point for the GOVERNMENT DSN switch. USFI will order and connect circuits through the local commercial telephone service so that lodging guests can directly call the immediate area surrounding the military installation through the host nation telephone system. USFI will provide all equipment necessary at each location to interface the lodging telecommunications system to the USFI long distance telephone network. USFI requires a Letter of Authority signed by the appropriate GOVERNMENT representative in order to have service from the host nation telephone company delivered to a GOVERNMENT facility.

3.1.7    No response required.

3.1.7.1  System will meet or exceed all grade of service requirements.

3.1.7.2  System will meet or exceed traffic measurement requirements.

3.1.8    System will meet or exceed self-test and alarm requirements.

3.1.9    System will meet requirements for major and minor alarm thresholds.

3.1.10   System will meet or exceed environmental condition requirements.

3.1.11   System will meet or exceed system availability requirements.

3.1.12   System will meet automatic software reload requirements.

3.2      No response required.

3.2.1 Systems will be expandable to meet all known requirements. The expansion limitation for the Nortel Meridian SL-1 product line is 80,000 stations.

3.2.2 System will meet or exceed dialing plan requirements. Dialing plan in SOW reflects the US operating environment (toll free 800). USFI will propose and negotiate a standardized dialing plan appropriate to the host nation operating environment with USAFE representatives during post-award site survey so that all future lodging switches will use the same standardized dialing scheme.

                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


3.2.3 USFI will provide an administrative console with the required capabilities for the exclusive use of lodging facility personnel. USFI will perform all initial translations.

3.2.3.1 System will meet the requirement to detect true answer supervision as the signal to start billing.

3.2.4    No response required.

3.2.4.1  System will meet or exceed all call detail recording requirements.

3.2.4.2  System will meet or exceed call sorting requirements.

3.2.5 System will meet or exceed requirements. The CBRSS system will be powered by the USFI provided UPS.

3.2.5.1 System will meet or exceed requirements. USFI will develop, program, and maintain all applicable rating and routing tables.

3.2.5.2 System will meet or exceed requirements. The Maid Identification feature allows the maid to update the room status with one of the following codes:

         1 - cleaning requested
         2 - cleaning in progress
         3 - room cleaned
         4 - room passed inspection
         5 - room failed inspection
         6 - cleaning skipped
         7 - not for sale

3.2.6 System will meet or exceed requirements. The system provided by USFI will meet all industry standard handshaking protocols for interfacing to a property management system.

3.2.7 USFI will provide a UPS capable of supporting the system for a minimum of 4 hours. The battery plant will consist of sealed, maintenance-free gel cells which vent no gases. Power failure alarms will be indicated by visual and audible remote alarms at the attendant console. USFI will provide lodging personnel with a 24 hour, seven day per week contact name and number for such emergencies.

3.2.8    Power connectivity will comply with host nation requirements.

                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE

3.3      No response required.

3.2.1    System will meet requirement.

3.3.2    System will meet requirements.

3.3.3    System will meet station hunting requirement.

3.3.4 System will meet automatic wake-up performance requirements concerning feature activation and deactivation by the guest, printed record of feature activation/deactivation and wake-up call answer indication, and the capability of simultaneously ringing 10 percent of equipped lines. The automatic wake-up service will override the DO NOT DISTURB feature.

3.3.5    System will meet Do Not Disturb requirement.

3.3.6 USFI will provide an automated attendant feature internally with the PBX. This system will meet performance requirements. USFI will program announcements identified by the LFM.

3.3.7    System will meet or exceed all ACD requirements listed in paragraphs
         3.3.7 through 3.3.7.4.10.

3.4      No response required.

3.4.1    Attendant consoles will meet requirements of cordless operation.

3.4.1.2 Calls not answered by the attendant will automatically receive a recorded announcement treatment, will be placed in queue, and will be extended to the attendant console on a first come, first serve basis. USFI will provide recorded announcements, and will provide a device which will allow Government employees the capability of recording customized announcement.

3.4.1.3 The attendant console will have full access to all main lines and trunks in the system, and will be capable of completing station-to-station, station-to-trunk and trunk-to-trunk calls providing there is a clear means of allocating any applicable toll charges. No arbitrary system restrictions will be made. USFI, Inc. will work with the COTR to ensure all parties are fully protected from fraud and abuse.

3.4.1.4  System will meet requirements.

                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


3.4.2    No response required.

3.4.2.1  System will meet requirements.

3.4.2.2  System will meet requirements.

3.4.2.3 System will be capable of meeting requirement, but feature may be blocked by USFI due to toll considerations.

3.4.2.4  System will meet requirement.

3.4.2.5  System will meet requirement.

3.4.2.6  System will meet requirement.

3.5      No response required.

3.5.1    System will meet call transfer requirement.

3.5.2    System will meet call hold requirement.

3.5.3    System will meet three-way conference requirement.

3.6      No response required.

3.6.1    Telephone sets will meet requirements.

3.6.2    Not applicable.


         DELETED


3.7 USFI outside plant installation will meet all specifications. The only outside plant cable work required will be at Ramstein Air Base. This work will use existing government manhole/duct/conduit systems to install outside plant cables from building 305 to buildings 2409/2408, from building 305 to buildings 304/303, and from building 305 to buildings 538/540/542/541. USFI will trench from the east end of the parking lot adjacent to building 305 to the cable entry point of building 306. USFI will use the Government-provided outside plant cable at Rhein-Main. USFI will also use existing

                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


         GOVERNMENT cable to gain access to buildings 230, 232, 255, 273, and 274 at Aviano.

3.7.1    System will meet requirements.

3.7.2    USFI will meet all cable and trenching requirements.

3.7.2.1  USFI will meet all cable termination requirements.

3.7.2.2 USFI will meet all requirements concerning depth of cable, obtaining a valid digging permit, and coordinating digging with all appropriate GOVERNMENT parties.

3.7.3    System will meet house wiring requirements.

3.8      No response required.

3.8.1 USFI will attend all meetings scheduled either by the contracting officer or the Lodging Facility Manager.

3.8.2    USFI will comply with site survey requirements.

3.8.3 USFI will not begin any installation work until the Installation Plan (CDRL A001) has been approved by the contracting officer.

3.8.4 USFI intends to pursue an installation schedule in order to provide telephone service at the three lodging facilities in the minimum amount of time. USFI will not cut the system over until all functional discrepancies have been corrected to the Contract Officer Representative's satisfaction. Since there is no existing system, there will be no disruptions involved in the cut over. USFI's cut over plan (CDRL A002) will address the replacement of DSN phones, where they exist, with USFI-provided lodging phones. USFI's target cut over dates, based on an April 15, 1996 contract award, are as follows:

         LOCATION          BUILDING     DATE
         --------          --------     ----
         Ramstein          305          August 16, 1996
         Rhein-Main        600          September 6, 1996
         Aviano            256          September 27, 1996

                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


3.8.4.1 The switch will be ready for testing seven days prior to the mutually agreed upon cut over date. Testing will be performed according to the Acceptance Test Plan (CDRL A003). Cut over will not occur without the full concurrence of GOVERNMENT representatives.

3.8.4.2 USFI will perform traffic measurement and analysis for 30 consecutive days immediately following cut over of the LFTS. USFI will recommend solutions to any problems identified during this analysis period.

3.9 Any service disruptions for the purpose of working on the LFTS will be fully coordinated with the LFM. Since USFI will provide access to a full time employee to accomplish this work, the service times can be scheduled at off hours when the impact on lodging guests will be minimized. USFI will notify the LFM or the LFM's designated representative upon completion of any service-impacting work.

3.9.1 USFI will comply with the terms specified concerning service restoration priorities and follow-up procedures.

3.9.2    Will fully comply.

3.9.3 Will respond within 24 hours in 90 percent of cases. All minor failures will be corrected within three workdays.

3.10 USFI will provide Installation Records (CDRL A004) at cut over, and will revise the records to reflect any system changes through modification, upgrade, or expansion.

3.11 USFI is fully committed to providing the best Customer Service available. Our goal is to develop a mutually rewarding long term relationship through our commitment to your satisfaction. Expanded service is defined as additional services or features required to support the lodging mission (i.e. addition of new buildings, rooms, and lodging offices).

3.12     USFI concurs.

3.13 USFI will provide training during the seven day testing period prior to cut over. This training will be scheduled through the LFM, and at the convenience of GOVERNMENT lodging employees. Training will be conducted on the operational system. USFI will remain on site for at least seven days following cut over to provide technical assistance to lodging employees on all equipment, and on a to be negotiated ongoing basis of no less than one session per year (CDRL A005). Training will include the Attendant Console,


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                           USFI NETWORK SERVICES, INC.
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         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


         Administrative Terminal, Administrative Telephone Instruments, Billing System, Call Detail Recording System, Automatic Call Distribution, Voice Mail and all available system features. USFI recognizes that lodging employees' thorough understanding of all system features is crucial to the perception of the quality of the service USFI is providing to lodging guests. USFI is fully committed to providing any training necessary, within reasonable limits, for lodging employees to operate the LFTS and advise guests on feature usage.

3.13.1 USFI will provide requested initial training, and will also make training material available to LFM for ongoing, in house training.

3.13.2 USFI will provide requested training. The full time USFI employee will provide ongoing training as required.

3.13.3 USFI will provide station and features training during the week prior to cut over, and on an ongoing basis as required.

3.13.4 USFI will provide billing training as necessary to ensure smooth operation and collection of all fees.

3.13.5 USFI will provide user manuals and key pad overlays, and stock replacement items to account for loss/pilferage (CDRL A009).

3.14 System documentation provided by USFI will comply with all specifications (CDRL A006 and CDRL A007).

3.15     No response required.

3.15.1 USFI will exceed specifications by integrating the voice and data requirements at the telephone instrument. PC connectivity will be accomplished with an RJ-45 connector to the telephone set. The voice and data ports will have different directory numbers.

3.15.2   System will meet requirements, as in 3.15.2.

4        Quality Control Program

4.1      USFI will fully comply with Quality Control requirements.

4.2 USFI will fully support the GOVERNMENT Quality Assurance program, and coordinate all activities through the designated QAE and FAM.

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                           USFI NETWORK SERVICES, INC.
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         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE

4.3      USFI will fully comply with all requirements for Installation Testing.

4.4      USFI will fully comply with all requirements for Acceptance Testing.

4.4.1    USFI will provide an Acceptance Test Report as required (CDRL A008).

5        No response required.

5.1 All packaging will meet the terms of the contract and all host nation requirements.

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                          USFI NETWORK SERVICES, INC.
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         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE

3        SUMMARY OF RESPONSE TO SOLICITATION:

3.1      USFI will provide the following:

         3.1.1 A modern state of the art fully digital PBX system at each base listed in the RFP. The PBX system provided by USFI will accommodate lines and trunks, will offer the latest in hotel/motel technology, and will offer a robust feature set which will meet or exceed every requirement in the Statement of Work.

         3.1.2 Digital telephone sets with an integrated data port and message waiting lamp installed at each location identified during the site survey.

         3.1.3 All in-house cabling, ducts, and jacks required to connect all telephone sets to the PBX.

         3.1.4 An underground cable distribution system for the Ramstein billeting complex.

         3.1.5 Voice mail system capable of supporting every subscriber on each system.

         3.1.6 A billing system which will track all toll charges and transmit a record of those charges to the GOVERNMENT SIMS system so fees can be collected by the GOVERNMENT at guest check out.

         3.1.7    Room status indicator system.

         3.1.8    Interfaces to the demarcation points specified in Section 7.

         3.1.9 Attendant consoles (four at Ramstein, one each at Rhein-Main and Aviano).

         3.1.10   Four hour battery backup on PBX and CDR systems.

         3.1.11   PBX network security.

         3.1.12 Access to a full-time USFI employee for maintenance. Access to Nortel for extended maintenance for the life of the contract.

3.2 The US GOVERNMENT will provide the following at no charge to the bidder:

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                           USFI NETWORK SERVICES, INC.
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         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE

3.2.1    General

         3.2.1.1  Utilities.

         3.2.1.2 Equipment rooms identified in site surveys on February 13. 15 and 16 for PBX and USFI network equipment installations.

3.2.2    Ramstein:

         3.2.2.1 Use of existing manhole/duct/conduit system to install cables from building 305 to all other billeting facilities on Ramstein Air Base, with the exception of building 1018.

         3.2.2.2 Use of GOVERNMENT cable pair to connect building 305 to building 1018. No arbitrary system restrictions will be made. USFI, Inc. will work with the COTR to ensure all parties are fully protected from fraud and abuse.

         3.2.2.3 Use of existing unused fiber optic cables, as required, to be determined during post award site survey.

         3.2.2.4  Use of existing flat conduit in all buildings.

3.2.3    Rhein-Main

         3.2.3.1 Use of existing 100 pair cable from building 600 to building 632, 633, and 634.

         3.2.3.2  Use of existing flat conduit.

3.2.4    Aviano

         3.2.4.1  Use of existing GOVERNMENT cable to all buildings.

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         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE



3.3 SUMMARY OF UNSOLICITED OFFERS: In addition to responding to the basic terms set forth in the GOVERNMENT RFP, USFI is pleased to offer the following:

         3.3.1 Prepayment of the first $50,000.00 of the GOVERNMENT portion of long distance revenues. Payment will be made within 30 days of contract award.

         3.3.2 Certificates for 30 minutes of free USFI long distance for military members experiencing a hardship. USFI will negotiate the number of certificates to be awarded and will work through the Lodging Facility Manager, the local Chief/Sergeant Major Groups, and the local First Sergeants group to develop criteria to identify hardship cases.

         3.3.3 USFI offers to provide the requested LFTS services to the extended Ramstein area (Vogelweh, Landstuhi and Sembach) in conjunction with the Ramstein installation. The specific system configuration will be determined by mutual agreement with the USAFE Services representatives during the post-award Ramstein site survey. To provide complete feature transparency between sites, the USFI preferred solution is to service the outlying areas by expanding the capacity of the Ramstein PBX. If the GOVERNMENT chooses to exercise this option. USFI will prepay an additional $50,000.00 of the GOVERNMENT percentage of long distance within 30 days of receipt of a delivery order, for a total prepayment of $100,000.00 of GOVERNMENT percentage of long distance fees.

         3.3.4 USFI Debit Cards for over the counter sales at the lodging facilities reception desks. The Debit Cards will be for pre-determined amounts ($10, $15, $20, etc.) and can be used in any card phone for calls to any destination in the world. Long distance charges are subtracted from the card balance as the cards are used. USFI offers the GOVERNMENT 15 percent of any revenues from Debit Card sales. USFI further offers to design the cards to meet any GOVERNMENT requirement. This option will be declined at the present time by the Government, however, the Government reserves the right to implement this at a later date.





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                           USFI NETWORK SERVICES, INC.
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         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


SPECIFIC DESCRIPTION OF OFFER:

4.1 SYSTEM OVERVIEW: USFI will install a complete turn-key communications system which will interface with existing and planned GOVERNMENT equipment at each facility designated in the RFP. In order to standardize the delivery for both current and all projected requirements. USFI will provide NORTEL MERIDIAN SL-1 (1) or equivalent equipment at each Site. The Meridian product line features a US-manufactured system which has already been host nation certified in Germany, Italy, the United Kingdom, and Turkey. The USFI telecommunications system at each location will include the following:

         4.1.1 A full-featured, expandable, state of the art Nortel Meridian SL-I PBX.

         4.1.2 All facilities necessary to connect lodging facility guests to the USFI long distance network.

         4.1.3 All facilities necessary to a meet a GOVERNMENT demarcation point for connecting lodging facility guests to the GOVERNMENT DSN private switching network. USFI will provision the lodging PBX for DID/DOD capability to the demarcation point once adequate controls are developed with safeguards against fraud and toll skipping. USFI takes no responsibility for equipping or provisioning the GOVERNMENT DSN system.

         4.1.4 All facilities necessary to connect lodging facility guests to the local host nation commercial network.

         4.1.5 The quantity and types of telephone sets specified in the RFP and identified in the site surveys.

         4.1.6    A data port connection for each guest telephone set.

         4.1.7 All interior and exterior cabling necessary to connect telephone sets to the PBX.

         4.1.8 A billing system which will be fully interactive with the GOVERNMENT SIMS system.

(1) USFI intends to deliver Nortel Meridian SL-1 PBX equipment. However, the equipment purchase and delivery agreement with Nortel is not yet finalized. USFI may provide functionally equivalent equipment from another manufacturer. For the purposes of this proposal, the terms "Nortel," and "Meridian" shall mean "Nortel or equivalent" and "Meridian or equivalent."




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                           USFI NETWORK SERVICES, INC.
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         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE



         4.1.9 A room status/indicator system which will be fully interactive with the GOVERNMENT SIMS systems.


4.2 PBX: USFI will provide a state of the art NORTEL hotel/motel PBX at each site identified in the SOW. Each PBX will offer integrated voice/data capabilities to the desktop, and will offer the most advanced feature sets available for a hotel/motel application. The USFI current purchasing arrangement with NORTEL will include installation of all systems by the same division that has installed all Air Force switches purchased under the Scope Dial I, Scope Dial II, and BIDDS programs. The PBX systems USFI will provide are the same product line as the BIDDS systems purchased from NORTEL. USFI will provide the following specific PBX Systems:

         4.2.1    Ramstein: NORTEL MERIDIAN SL-1, expandable to 10,000 stations.

         4.2.2 Rhein-Main: NORTEL MERIDIAN SL-1, expandable to 10,000 stations.

         4.2.3 Aviano: NORTEL GALILEO, expandable to 200 stations as originally configured. The Aviano switch can be converted to a Meridian SL-1 if necessary, and will then be expandable to 10,000 stations.

4.3 PBX INSTALLATION: USFI will install the PBXs, along with all supporting equipment (rectifiers: uninterrupted power supplies, batteries, channel banks, etc.) in the rooms identified during the site surveys of the three facilities. Following are the building locations, installation sequence, and projected operational (cut over) dates for each system, based upon an April 15, 1996 contract award date and a standard 12-week delivery for PBX equipment:

               LOCATION       BUILDING       DATE
               --------       --------       ----
               Ramstein       305            August 16, 1996
               Rhein-Main     600            September 6, 1996
               Aviano         256            September 27, 1996

         4.3.1 NOTE: The Aviano operational date is based on the assumption that building 256 renovation will be complete by July 1, 1996.

4.4 NETWORK INTERFACES: USFI will provide the designated interface to each of the following Systems:

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                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022 TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


         4.4.1 Host nation commercial network: USFI will provide Direct Inward and Outward dialing capability to the host nation system through a E-l CAS DTMF digital trunk interface.



         4.4.2 Defense Switched Network (DSN): USFI will install an E-l CAS DTMF interface to the demarcation point listed in the Section B response to each SOW item. The provisioning of the GOVERNMENT DSN network is the sole responsibility of the GOVERNMENT.

         4.4.3    USFI proprietary network.

4.5      DESCRIPTION OF TELEPHONE SETS:

         4.5.1 USFI will install one single line Nortel Meridian Business set at each room location identified in the site surveys. These sets have all required features concerning message waiting lamps, and can be pre-programmed to automatically dial the front desk, the Officer/NCO club, Recreation Center, Tours and Travel Office, etc.

         4.5.2 USFI will provide Nortel Meridian Multi-line Business sets at all locations which require more than a single line capability, also identified during the site surveys.

         4.5.3 USFI will install two-line telephone sets at each location identified in the Aviano site survey.

4.6 DATA PORTS: The Meridian Business sets have an integrated module for a direct computer connection, eliminating the need for a second jack on the wall. This connection is made using a standard RJ-45 modular connector cable, which USFI will provide. This fully digital solution allows for simultaneous voice and data transmission up to 19.2 kbit/s over the same wire pair, and provides the capability of assigning a separate and unique director number to the computer port.

4.7 CABLE: All buried and house cable will be installed by our European business partner, MCNICHOLAS COMMUNICATIONS LIMITED, a subsidiary of MCNICHOLAS CONSTRUCTION GROUP. MCNICHOLAS, based in the United Kingdom, is one of the major civil engineering and underground cable installation firms in Europe, and also has an entire division which specializes in the latest technologies in house cabling. MCNICHOLAS COMMUNICATIONS LIMITED will, under USFI's direction, install all required underground cable at Ramstein, and will wire each room at all three locations with the capacity necessary to



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                           USFI NETWORK SERVICES, INC.
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         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


         support the voice and data requirement at each telephone location identified during the site surveys.

4.8 CABLE INSTALLATION: Please see the cable layout maps located at Section 6 of the USFI NETWORK SERVICE, INC. response for specific cable installation layout and parts list.

         4.8.1    RAMSTEIN:

                  4.8.1.1  EXTERIOR CABLING:

                        4.8.1.1.1 USFI will install two 100 pair cables from
                                  building 305 to building 2409/2408 through existing GOVERNMENT underground/duct system. USFI will install another two 100 pair cables from building 305 to the Prime Knight complex (buildings 538, 540, 542 and 541) through existing GOVERNMENT underground/duct system. USFI will install two 100 pair cables from building 305 to building 304/303 through existing GOVERNMENT conduit. USFI will install a 100 pair cable from building 305 to building 306 using existing conduit under the parking lot adjacent to building 305, then by USFI-provided conduit for approximately 130 meters to the building 306 cable demarcation entry point.

                        4.8.1.1.2 USFI will use 30 existing cable pairs on
                                  GOVERNMENT cable to extend service from
                                  building 305 to the General Cannon Suite in building 1018. The GOVERNMENT must reserve 30 pairs on the cable from building 500 to building 305, and on the cable from building 500 to building 1018, then cross connect these 30 cable pairs at the main distributing frame located in the switch room in building 500.

                  4.8.1.2  INTERIOR CABLING:

                        4.8.1.2.1 USFI will install house cable in the existing
                                  conduits to reach each floor, and in existing flat duct to reach the rooms. USFI will pierce the wall of each room and run the cable to the desired point inside the room using flat plastic conduit. USFI will terminate the cables on


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                           USFI NETWORK SERVICES, INC.
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         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


                                             surface or flush mount jacks at
                                             the direction of the LFM. We
                                             recommend the most aesthetically,
                                             mechanically and structurally sound
                                             practice be followed.

         4.8.2    RHEIN MAIN:

                  4.8.2.1 EXTERIOR CABLING: USFI will use the existing GOVERNMENT 100 pair cable multipled from building 600 to buildings 632, 633, and 634.

                  4.8.2.2 INTERIOR CABLING: USFI will install house cable to each room through the existing duct system in buildings 600, 632 and 633. In building 634, USFI will install an aesthetically neutral exterior ducting system on the first floor level to each corner of the building, then extend the wiring to the second and third floor levels through USFI-provided interior duct

         4.8.3    AVIANO:

                  4.8.3.1  EXTERIOR CABLING:

                        4.8.3.1.1 Buildings 230 and 232: USFI will use the
                                  existing GOVERNMENT cable plant to reach all locations. Buildings 230 and 232 currently have DSN phones installed in each room. USFI will remove the GOVERNMENT phones and replace them with USFI phones on a one-for-one basis reusing the existing 0202 overhead cable.

                        4.8.3.1.2 Buildings 255, 273 and 274. GOVERNMENT records
                                  indicate sufficient capacity exists (75 cable pair) to each of these buildings. USFI will use existing GOVERNMENT cable to those locations.

                  4.8.3.2  INTERIOR CABLING:

                        4.8.3.2.1 Buildings 255, 273, and 274: USFI will install
                                  flat duct and cable to each required location.






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                           USFI NETWORK SERVICES, INC.
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         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


                               4.8.3.2.2  Building 256: USFI will use
                                          existing conduit to extend interior
                                          cable from the PBX room to each
                                          floor, then use existing flat duct
                                          to extend cabling to each room as
                                          required.

                               4.8.3.2.3  Buildings 230 and 232: USFI will
                                          use existing GOVERNMENT house
                                          cable.

4.9      MAINTENANCE:

         4.9.1    GENERAL:

                  4.9.1.1 MANPOWER: USFI will make available full time employee in Europe to provide first level maintenance and ongoing training in response to USAFE's needs under this contract,

                  4.9.1.2 MAINTENANCE SPARES/CONSUMABLES: USFI will preposition recommended maintenance spares at each site according to manufacturer's specifications. USFI will also stock telephone sets, consoles, plastic overlays, guest instruction booklets, cables, and other consumables as required. USFI reserves the right to negotiate to recover costs from the GOVERNMENT should breakage or pilferage of these consumable items exceed a reasonable rate.

                  4.9.1.3 LOGISTICS SUPPORT: USFI requires logistics support privileges for full time USFI employee(s) whose main purpose is providing operational support at military lodging facilities in Europe.

         4.9.2    COUNTRY SPECIFIC

                  4.9.2.1 Germany: USFI will station full-time USFI employee at Ramstein AB, Germany to provide initial response to system problems, and address any concerns or expanded services requested from the GOVERNMENT. Second level response will be provided by the PBX manufacturer.


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                           USFI NETWORK SERVICES, INC.
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         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


                  4.9.2.2  Italy:

                      4.9.2.2.1 USFI will provide first level and second level maintenance response through the equipment manufacturer. The USFI Germany-based employee will regularly visit the Aviano location to address any provisioning or additional training needs of the GOVERNMENT.

                      4.9.2.2.2 Optionally, USFI is willing to hire active duty military members on a part-time basis to provide the initial maintenance response, provided this would not interfere with the military members' primary responsibility to the US Air Force.

4.10 CALL DETAIL RECORDING-CALL BILLING(ROOM STATUS SUBSYSTEM: USFI will provide a billing system which meets all specifications in SOW sections
         3.2.4 and 3.2.5.

         4.10.1 The Ramstein and Rhein-Main call detail recording systems will reside on a stand alone computer system which will interface the PBX to the SIMS system. Nortel does not offer an integrated CDR system which fully complies with the SOW specifications on the Meridian SL-1 product line.

         4.10.2 The CDR system for Aviano is fully integrated into the basic operating system of the PBX.

4.11 TRAINING: USFI will provide initial training as called for in CDRL A005. This will include all training necessary for lodging facilities employees to operate the system. Refresher training and new employee training sessions will be scheduled at least once a year for the life of the contract. Since USFI will provide access to a full-time employee, we are prepared to offer interim training above the minimum requested in the SOW.

4.12 LFTS SYSTEMS AT FOLLOW ON LOCATIONS: USFI commits to providing a good-faith estimate for any future delivery orders, and will provide the Air Force with a professional recommendation on the viability of same. It is standard industry practice for a party requesting systems such as those requested by the GOVERNMENT to provide estimates or guarantees of minutes in order for the respondent to perform a meaningful risk analysis. In this case, the GOVERNMENT is unable to quantify the number of minutes or the




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         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


         destination of long distance traffic originating in the GOVERNMENT transient lodging facilities. The risk involved in complying with the terms of this SOW lies entirely with USFI. This being the case, USFI stipulates that a GOVERNMENT delivery order for Moron, Incirlik, Izmir, Alconbury, Croughton, Fairford, Lakenheath, Mildenhall, and Spangdahlem will constitute a request for USFI to perform a cost analysis, and that USFI's obligation ends with providing the GOVERNMENT a price per minute for long distance traffic originating from that specific facility and terminating in the US. USFI further believes that a price per minute of greater than $2.50 makes long distance telephone service unaffordable to the average active duty military member, and thus constitutes a declination on USFI's part to provide a LFTS to that facility without further consideration from the GOVERNMENT.

4.1.3    Time and Materials:

         4.13.1 USFI will modify the system to meet future GOVERNMENT requirements on a Time and Material basis at rates to be negotiated after contract award.





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                           USFI NETWORK SERVICES, INC.
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         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


The statement of work calls for at least nine different interfaces. Following is a list of these interfaces with the demarcation point for USFI NETWORK SERVICES, Inc. responsibility.

INTERFACE           TYPE                DEMARCATION

PBX - SIMS          RS-232              GFE Computer Serial Port

PBX - CDR           RS-232              USFI Responsibility

PBX - RSI           Proprietary         USFI Responsibility

CDR - SIMS          RS-232              GFE Computer Serial Port

RSI - SIMS          Proprietary         USFI Responsibility

PTT                 E-l CAS DTMF        Ramstein - Type 66 block bldg 305
                                        Rhein-Main - Type 66 block bldg 600
                                        Aviano - Type 66 block bldg 256

DSN                 E-1 CAS DTMF        Ramstein - Type 66 block bldg 305
                                        Rhein-Main - Type 66 block bldg 600
                                        Aviano - Type 66 block bldg 256

Line - Telephone    RJ-11               USFI Responsibility

Data Port - DCE     RJ-45               USFI Responsibility

PBX - USFI Network  E-l                 USFI Responsibility






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                           USFI NETWORK SERVICES, INC.
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         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


Section D -- Packaging and Marking

All packaging will be in accordance with standard commercial practice.

                                   SECTION E

                           INSPECTION AND ACCEPTANCE

1. Introduction. This section describes the certification process and the acceptance criteria for all equipment and services ordered under this contract. It also defines government and contractor responsibilities and the point of inspection and acceptance.

2. Inspection and Performance Testing. Shall be in accordance with para 3.8.4.1 of Section C.

3. The activity responsible for performing inspection and acceptance of the supplies called for under this contract is as follows:

         As specified on each delivery order issued pursuant to this contract




                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE



         Section E - Inspection and Acceptance

         1. USFI acknowledge the Government and contractor responsibilities defined in the RFP and clarified in Section II of the USFI response.

         2. USFI requests clarification on this issue at post-award. Since there is no existing system, there will be no true cutover. System activation will only take place upon full Government acceptance of the entire LFTS. Government telephones and secure telephones currently exist in some of the lodging facilities. These phones provide Government service to the rooms and must be left operational until an agreed upon cutover date has been established. New telephone sets shall he provided for these facilities and any secure telephones shall be left in place and operational.

         3.       No response required

                                   SECTION F

                           DELIVERIES OR PERFORMANCES

1. TIME OF DELIVERY (APR 1984):

         (a) The NAFI desires delivery to be made according to the following schedule:

                           DESIRED DELIVERY SCHEDULE

*CDRL#                  ITEM                     DELIVERY DATE
--------------------------------------------------------------------------------
A001                Installation Plan       Within 30 Days After Contract
                                            Award for Aviano AB, Rhein-Main AB
                                            and Ramstein AB. Within 30 Days
                                            After Receipt of Each Delivery
                                            Order for all others

A005                Training Plan           Within 60 Days After Contract Award
                                            for Aviano AB, Rhein-Main AB and
                                            Ramstein AB. Within 30 Days After
                                            Receipt of Each Delivery Order for
                                            all others

N/A                 Installation begins     Within 90 Days After Contract Award
                                            for Aviano AB, Rhein-Main AB and
                                            Ramstein AB. Within 60 Days After
                                            Receipt of Each Delivery Order for
                                            all others

A002                Cutover Plan            Within 90 Days After Contract Award
                                            for Aviano AB, Rhein-Main AB and
                                            Ramstein AB. Within 60 Days After
                                            Receipt of Each Delivery Order for
                                            all others

A006                Traffic Measurement     Within 90 Days After Contract Award
                    and Analysis        for Aviano AB, Rhein-Main AB and
                                            Ramstein AB. Within 60 Days After
                                            Receipt of Each Delivery Order for
                                            all others

A003                Post-Cutover Quality    Within 45 Days Before Acceptance
                    Control Report          Testing at all sites

A007                Subscriber Education    Within 30 Days Prior to Acceptance
                    Pamphlet                at all sites

A008                Installation and        Within 15 Days Prior to acceptance
                    Acceptance Test Plan    Start Date at all sites


A010/A011           Subscriber Education    Within 15 Days Prior to Acceptance
                    Pamphlet Standard       Start Date at all sites
                    Telephone Instrument
                    Subscriber Education
                    Pamphlet LT1-Line
                    Telephone Instrument

A004                Communications-Computer Within 15 Days Prior to Final
                    Systems Installation     Acceptance at all sites
                    Records

* Data Item Descriptions (DID) are located in Section J, Attachment 3.

If the offeror is unable to meet the desired delivery schedule, it may, without prejudicing evaluation of its offer, propose a delivery schedule below. However, the offeror's proposed delivery schedule must not extend the delivery period beyond the time for delivery in NAFTs required delivery schedule as follows:

         (b) The NAFI requires delivery to be made according to the following schedule:


                           REQUIRED DELIVERY SCHEDULE

*CDRL#                  ITEM                     DELIVERY DATE
--------------------------------------------------------------------------------
A001                Installation Plan      Within 30 Days After Contract Award
                                           for Aviano AB, Rhein-Main AB and
                                           Ramstein AB. Within 30 Days After
                                           Receipt of Each Delivery Order for
                                           all others

A005                Training Plan          Within 60 Days After Contract Award
                                           for Aviano AB, Rhein-Main AB and
                                           Ramstein AB. Within 30 Days After
                                           Receipt of Each Delivery Order for
                                           all others

N/A                 Installation begins    Within 90 Days After Contract Award
                                           for Aviano AB, Rhein-Main AB and
                                           Ramstein AB. Within 60 Days After
                                           Receipt of Each Delivery Order for
                                           all others

A002                Cutover Plan           Within 90 Days After Contract Award
                                           for Aviano AB, Rhein-Main AB and
                                           Ramstein AB. Within 60 Days After
                                           Receipt of Each Delivery Order for
                                           all others

A006                Traffic Measurement    Within 90 Days After Contract Award
                    and Analysis           for Aviano AB, Rhein-Main AB and
                                           Ramstein AB. Within 60 Days After
                                           Receipt of Each Delivery Order for
                                           all others

A003                Post-Cutover Quality   Within 45 Days Before Acceptance
                    Control Report         Testing at all sites

A007                Subscriber Education   Within 30 Days Prior to Acceptance
                    Pamphlet               at all sites

A008                Installation and       Within 15 Days Prior to Acceptance
                    Acceptance Test        Start Date at all sites
                    Plan



A010IA011           Subscriber Education    Within 15 Days Prior to Acceptance
                    Pamphlet                Start Date at all sites

                    Standard Telephone
                    Instrument

                    Subscriber Education
                    Pamphlet

                    LT1-Line Telephone
                    Instrument

A004                Communications-          Within 15 Days Prior to Final
                    Computer Systems         Acceptance at all sites
                    Installation Records

*        Data Item Descriptions (DID) are located in Section J, Attachment 3.

The NAFI will evaluate equally, as regards time of delivery, offers that propose delivery of each quantity within the applicable delivery period specified above. Offers that propose delivery that will not clearly fall within the applicable required delivery period specified above, will be considered nonresponsive and rejected. The NAFI reserves the right to award under either the required delivery schedule or the proposed delivery schedule, when an offeror offers an earlier delivery schedule than required above. If the offeror proposes no other delivery schedule, the required delivery schedule above will apply.

                      OFFEROR'S PROPOSED DELIVERY SCHEDULE

*CDRL#                  ITEM                     DELIVERY DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         (c) Attention is directed to the Contract Award provision of the solicitation that provides that a written award or acceptance of offer mailed, or otherwise furnished to the successful offeror, results in a binding contract, The NAFI will mail or otherwise furnish to the offeror an award or notice of award not later than the day the award is dated. Therefore, the offeror should compute the time available for performance beginning with the actual date of award, rather than the date the written notice of award is received from the Contracting Officer through the ordinary mails. However, the NAFI will evaluate an offer that proposes delivery based on the Contractor's date of receipt of the contract or notice of award by adding five days for delivery through the ordinary mails. If, as so computed, the offered delivery date is later than the required delivery date, the offer may be considered nonresponsive and rejected.

2.       F.O.B. POINT: Supplies shall be delivered to:

                    ADDRESS SPECIFIED ON EACH DELIVERY ORDER

3.       F.O.B. DESTINATION (APR 1984).

         (a)      The term "F.O.B. DESTINATION", as used in this clause, means-

                  (1) Free expense to the NAFI, on board the carrier's conveyance, at a specified delivery point where the consignee's facility (plant, warehouse, store, lot, or other location to which shipment can be made) is located; and (2) Supplies shall be delivered to the destination consignee's wharf (if destination is a port city and supplies are for export), warehouse unloading platform, or receiving dock, at the expense of the Contractor. The NAFI shall not be liable for any delivery, storage, demurrage, accessorial, or other charges involved prior to the actual delivery (or constructive placement" as defined in carrier tariffs) of the supplies to the destination, unless such charges are caused by an act or order of the NAFI acting in its contractual capacity. If rail carrier is used, supplies will be delivered to the specified unloading platform of the consignee. If motor carrier (including "piggyback") is used, supplies shall be delivered to truck tailgate at the unloading platform of the consignee. If the Contractor uses rail carrier or freight forwarder for less than carload shipments, the contractor will assure that the carrier will furnish tailgate delivery if transfer to truck is required to complete delivery to consignee.

         (b)      The Contractor shall-

                  (1) (i) Pack and mark the shipment to comply with contract specifications; or

                           (ii) In the absence of specifications, prepare the
shipment in conformance with carrier requirements;

                  (2)      Prepare and distribute commercial bills of lading;

                  (3) Deliver the shipment in good order and condition to the point of delivery specified in the contract;

                  (4) Be responsible for any loss of and/or damage to the goods occurring before receipt of the shipment by the consignee at the delivery point specified in the contract;

                  (5)      Furnish a delivery schedule and designate the mode

of delivering carrier; and

                  (6) Pay and bear all charges to the specified point of delivery.

4. TERM OF CONTRACT: The term of this contract will be for 120 months (10 years). All percentages shall remain firm and fixed for this period.

5.       DELETED.

6. DELIVERY SITES: Upon contract award, delivery orders will be issued for Aviano Air Base, Italy, Rhein Main Air Base, Germany and Ramstein Air Base, Germany. Delivery orders may also be issued under the resulting contract for 9 other USAFE command bases:

          Moron Air Base, Spain
          Incirlik Air Base, Turkey
          Izmir Air Base, Turkey
          RAF Alconbury, United Kingdom
          RAF Croughton, United Kingdom
          RAF Fairford, United Kingdom
          RAF Lakenheath, United Kingdom
          Mildenhall, United Kingdom
          Spangdahlem Air Base, Germany

         In addition, other DoD NAFI's located in the European Theater may issue delivery orders against the resulting contract, (Ref. Para H-3).

                                   SECTION G

                          CONTRACT ADMINISTRATION DATA

1.       CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR):
The COTR is responsible for performing all administrative functions necessary to ensure performance of this contract, for the Air Force only.

         Wayne P. Sellers
         Unit 3050, Box 160
         APO AE 09094-0160

2.       QUALITY ASSURANCE EVALUATOR (QAE)
The Quality Assurance Evaluator will monitor the installation progress to insure that the LFTS meets the requirements of the SOW and EPS.

              The Lodging Manager at each base location will serve as the QAE.

3.       CONTRACTING OFFICER (CO):
The CO is responsible for issuing any amendment to the Request for Proposal and any modification to the contract(s). The address for the CO is:

               AFNAF PURCHASING OFFICE
               9504 IH 35 NORTH, SUITE 370
               SAN ANTONIO, TX 78233


4. CALL DETAIL REGISTER (CDR): The Government shall provide the contractor, on the 15th of each month, 2 copies of the CDR for the previous month. This will include information that the contractor specifies. The Government shall also send the contractor a check for the percentage of the amount of funds collected for telephone calls for the preceding month. In the event the billing exceeds the income recorded through the CDR the contractor shall be responsible for paying the difference.

5. BILLING AND COLLECTION: Percent of money from toll calls that the contractor will receive from the lodging is based on the number of long distance calls recorded by the LFTS call detail recording on a monthly basis:

         (1) Dial Out Direct (DOD) calls placed against guest authorization codes.

         (2) Operator-assisted DOD calls charged to guest authorization codes.

6. NONAPPROPRIATED FUND INSTRUMENTALITY (NAFI) DESIGNATED: For the purpose of this purchase, the designated NAFI will be the NAFI identified on each order issued against this contract as the NAFI receiving the services ordered.

                                   SECTION G

                          CONTRACT ADMINISTRATION DATA

1. CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR):
The COTR is responsible for performing all administrative functions necessary to ensure performance of this contract.

          Wayne P. Sellers
          Unit 3050, Box 160
          APO AE 09094-0160

2. QUALITY ASSURANCE EVALUATOR (QAE)
The Quality Assurance Evaluator will monitor the installation progress to insure that the LFTS meets the requirements of the SOW and EPS.

          The Lodging Manager at each base location will serve as the QAE.

3. CONTRACTING OFFICER (CO):
The CO is responsible for issuing any amendment to the Request for Proposal and any modification to the contract(s). The address for the CO is:

          AFNAF PURCHASING OFFICE
          9504 IH 35 NORTH, SUITE 370
          SAN ANTONIO, TX 78233



4. CALL DETAIL REGISTER (CDR): The Government shall provide the contractor, on the 15th of each month, 2 copies of the CDR for the previous month. This will include information that the contractor specifies. The Government shall also send the contractor a check for the percentage of the amount of funds collected for telephone calls for the preceding month. In the event the billing exceeds the income recorded through the CDR the contractor shall be responsible for paying the difference.

5. BILLING AND COLLECTION: Percent of money from toll calls that the contractor will receive from the lodging is based on the number of long distance calls recorded by the LFTS call detail recording on a monthly basis:

         (1) Dial Out Direct (DOD) calls placed against guest authorization codes.

         (2) Operator-assisted DOD calls charged to guest authorization codes.

6. NONAPPROPRIATED FUND INSTRUMENTALITY (NAFI) DESIGNATED: For the purpose of this purchase, the designated NAFI will be the NAFI identified on each order issued against this contract as the NAFI receiving the services ordered.

                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
         TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


Section G -- Contract Administration Data

1.       Acknowledged.

2.       Acknowledged.

3. Acknowledged, and clarified in Section II response to SOW. Since long distance will be carried over the USFI network, the last sentence is not applicable.

4. Billing and Collection: Acknowledged, and clarified in Section B response located at Section IV of USFI response.

5.       Nonappropriated Fund Instrumentality (NAFI) Designated: Acknowledged.

                                   SECTION H

                               SPECIAL PROVISIONS

1. DELETED.

2. CONTRACTING OFFICER'S AUTHORITY
The Contracting Officer is the only person authorized to approve changes in any of the requirements under this contract and not withstanding any provisions contained elsewhere in this contract, the said authority remains solely in the Contracting Officer. In the event the Contractor effects any such change at the direction of any person other than the Contracting Officer, the change will be considered to have been without authority and will not be recognized for payment by the Government.

3. CONTRACT USAGE
The Government retains the right to incorporate any Department of Defense (DoD) Nonappropriated Fund Instrumentality (NAFI) located in the EUROPEAN THEATER into this contract by the issuance of Delivery Orders. The Government further retains the right to negotiate for the incorporation of these bases consistent with the functionalities and requirements identified in this contract.

4. RIGHTS IN DATA
The rights obtained by the Government in technical data are set forth in the Right Technical Data Clause incorporated in the contract, and nothing elsewhere in this contract or in any documents incorporated by reference in this contract shall be construed as in any way altering such right except as restricted by the express terms, if any, of this contract as to data called for and furnished for provisioning purposes only.

5. UTILITY SERVICES
The Government will provide free of charge at existing outlets all necessary utility services (except long distance telephone services) required for performance of this contract. The Government will make available a telephone for contractor's use in the performance of this duties wider this contract. The Contractor shall carefully conserve utilities furnished.

6. SUPERVISION AND CONTROL
The Government shall not exercise any supervision or control over the contractor's employees performing services under this contract. Such employees shall be accountable not to the Government but solely to the contractor, who in turn is responsible to the Government.

7. QUALIFICATION OF CONTRACTOR PERSONNEL
   a. All maintenance services under resultant contract are to be performed by competent personnel, experienced and highly qualified to provide the required services in accordance with the best commercial practices, without unnecessary delays.

         b. Prior to award of the contract, at the request of the Government, the low bidder may be required to submit evidence of responsibility which shall include a statement as to personnel resources and facilities with which they intend to perform the contract, and a list of firms for which similar maintenance has been provided in the past year for systems of the type listed herein.

8.       RISK OF LOSS OR DAMAGE

The Contractor and its insurer, if any, relieve the Government of responsibility for all risks of loss or damage to the systems/equipment called for under this contract prior to their/its formal acceptance by the Government. The Contractor shall not be liable for loss of, or damage to, supplies caused by the negligence of officers, agents, or employees of the Government acting within the scope of their employment. In addition, the Contractor and its insurers, if any, relieve the Government of all responsibility for all risks of loss or damage to Contractor-owned equipment instruments and tools caused by nuclear radiation, radioactive contamination, war, insurrection, rebellion, or weapons of war.

9.       SITE PREPARATION
         a. Equipment space and environmental specifications for site preparation shall be furnished in writing by the Contractor. These specifications shall be in such detail as to ensure that the equipment to be installed shall operate efficiently from the point of view of environment.

         b. At the request of the Government, the Contractor will prepare, in cooperation with the Government, a detailed site plan. This detailed site plan, which will be tailored to the Government facilities, will be prepared within thirty (30) calendar days after notification by the Government, and will supplement the general specifications furnished as part of the equipment proposal, if required.

         c. The Government shall prepare site at its own expense and in accordance with the specifications furnished by the Contractor.

         d. If any required alterations or modifications in site preparation are attributable to incomplete or erroneous equipment space and environmental specifications or to the detailed site plan provided by the Contractor, the alterations or modifications shall be made at the expense of the Contractor.

         e. The Contractor shall inspect the site within sixty (60) days from receipt of written notice from the Government that the site is ready for inspection and shall notify the Government in writing of any site deficiencies requiring corrective action within ten (10) days from the date of inspection. Such inspection shall not be construed to be acceptance of power and air conditioning facilities.

10.      MODIFICATIONS

         a. The Government shall have the option to have all Contractor sponsored engineering changes which are available at the time of installation or are later offered at no cost, incorporated into the equipment covered by this contract.

         b. The contractor shall notify the Government of all such changes prior to commencing any modifications. All Contractor sponsored modifications, except changes required to correct safety hazards, which may impact on system performance or the performance of any attached devices not supplied under this contract, shall be subject to approval by the Government prior to commencing the modification. In the event a modification is made to correct a safety hazard and such modification results in degraded system performance, the contract shall provide any additional equipment or software necessary to bring the system up to its former performance level or other wise compensate the Government for loss of system performance capability.

         c. All modifications, except safety changes, shall be accomplished at the site.

11.      SUBSTITUTIONS AND ADDITIONS
In the event the contractor commercially announces newer components that can be technically substituted for items listed in Section B, the contractor may propose said items for contract substitution after the new item is commercially announced. Substitution may be authorized by a bilateral contract modification, when the item(s) provide at least equivalent performance with economic benefits or significantly enhanced performance at no additional cost to the Government or a combination of both of the above. The Government reserves the right to accept or reject the contractor substituted components proposal.

12.      POST-AWARD CONFERENCE
If a post-award conference is deemed necessary by the Contracting Officer, it will be held within 30 days after contract award at AFNAF Purchasing Office, 9504 IH 35 North, Suite 370, San Antonio TX 78233. The purpose of the conference is to review with the contractor the requirements of the contract, coordinate installation, training and contractor personnel support. The contractor will be notified of the date of the conference at least five days prior to the conference.

13.      RELEASE OF PROGRAM INFORMATION
The Contractor shall not hold any discussions or release any information or data pertaining to this program without the approval of AFNAF Purchasing Office. This restriction applies to all releases of information to the public, industry or Government organization except as follows:

         a. Information for actual or potential subcontractors or vendors necessary for the Contractor's accomplishment of this program.

         b. Information to be supplied to a duly authorized representative of AFNAF Purchasing Office.

14.      INCORPORATION OF PLANS, TEST PROCEDURES AND PROGRAMS
Plans, test procedures, programs, drawings and specifications submitted are incorporated by reference in this contract upon approval by the Contracting Officer at no change in contract price. Subsequent to Contracting Officer approval, such plans, test procedures, programs, drawings, and specifications shall become the basis for accepting the applicable service or item(s) under this contract and for the contractor to perform the tasks thereunder.

15.      DIGGING PERMITS
The contractor shall obtain digging permits prior to commencing any digging or excavating on the base. Digging permits may be obtained from the Base Civil Engineer.

16. SUPPORT CONTRACTOR FOR SYSTEMS ENGINEERING AND TECHNICAL ASSISTANCE (SETA) Technical, schedule, and cost information (including data providing pursuant to requirements for this contract) may be evaluated by a Systems Engineering and Technical Assistance Contractor pursuant to its contract with the Government.

17. LOCAL AREA REQUIREMENTS
The contractor shall be responsible for making provision with the Host Base Security Police for issuance of installation identifications, vehicle control, personal identification cards/controlled area/restricted area badges as required. Contractor personnel shall comply with local security requirements and instructions as provided by each installation commander or his duly appointed representative(s).

18. SUPERVISION OF EMPLOYEES
The contractor shall select, supervise, and exercise control and direction over its employees under this contract. Contractor shall not supervise, direct or control the activities of Department of Defense personnel. Except as may be otherwise expressly specified herein, the contractor shall provide all necessary administration and other support to its employees.

19. INSURANCE
For the purpose of the clause of this contract entitled "Insurance-Work On A Government Installation" (9Apr 1984) (FAR 52.228-5. See 1-1.I.23) the minimum coverage required during the term of this contract shall be as follows:

    (1)  Comprehensive General Liability
         (Bodily Injury)
         $500,000.00/per person

    (2)  Comprehensive Automobile Liability
         $200,000.00/per person
         For Bodily Injury
         $500,000.00/per occurrence
         For Bodily Injury
         $20,000.00/per occurrence
         For Property Damage

   (3)   Workmen's Compensation IAW Applicable Statutes

   (4)   Employer's Liability $100,000.00

20.      INTERCONNECTION
The contractor fully acknowledges the rights of the Air Force and other vendors to interconnect with the contractor's intrasystem wiring as the requirements may occur during the life of this contract. In this regards, the contractor further agrees to use best efforts to achieve this goal and resolve interconnection problems with reasonable, prudent, and timely actions on all occasions.


21.      PERIODIC PROGRESS MEETING

         a. Program management personnel, contracting personnel, and other Government personnel as appropriate, may be required to meet periodically with the contractor to review contract progress and performance. At these meetings personnel will apprise the Government of problems, if any, being experienced. Appropriate action shall be taken to resolve outstanding issues.

         b. Program management personnel shall determine the frequency of these meetings based on the contractor's performance.

22.      TECHNICAL GUIDANCE

         a. Technical guidance under this contract will be given to the contractor by the supporting Base Communications Squadron. Technical guidance is defined as that process by which the contractor receives guidance and approvals in his technical efforts as it relates to an element of work or task solely within the existing requirements of the contract as a result of technical review of the contractor's work by the supporting Base Communications Squadron. If unable to obtain support from the Base Communications Squadron, contact Wayne Sellers. 06371476595.

         b. Only the Contracting Officer (CO) is authorized to redirect the effort or in any way modify any of the terms of this contract. Such redirection or modification of contract terms shall be accomplished by issuance of change orders or supplemental agreements to this contract signed by the CO. In any event, if the contractor believes technical guidance given involves a change to the scope of the contract, he will immediately notify the CO pursuant to FAR 52.243-7, "Notification of Changes".

23.      CONTRACTOR USE OF TELEPHONE SYSTEM
Any cable system provided by the contractor under this contract is for the exclusive use of the Department of Defense base for which this contract applies. The contractor shall not use the cable, lines, or any equipment installed under this contract, whether installed prior to cutover or as a result of expanded service. It shall be clearly understood by the contractor that expanded services requested by the Contracting Officer or his duly authorized representative are within the scope of the contract up to the capacity of the switch as limited by this contract.

24.      APPROVAL OF CONTRACT DATA ITEMS AND RELATED WORK
The contractor shall proceed with the work related to a specific data item, as identified in the DD Form 1423 (Contract Data Requirements List), only after approval has been obtained, This paragraph does not apply to data items and related work if approval is not required on the DD Form 1423. Data items requiring approval are identified by the "A" in block 8 of the Contract Data Requirements List.

25.      RELOCATION
The Contracting Office, after approval of Installation Commander shall negotiate with the contractor to relocate switch.

26.      ADVERTISING OF AWARD
The Contractor agrees not to refer to awards in commercial advertising in such a manner as to state or imply that the product or service provided is endorsed or preferred by the Federal Government or is considered by the Government to be superior to other products or services.

27.      OPTION TO BUY EQUIPMENT
Upon completion of the performance period of each site (10 years), and prior to removal of any contractor owned equipment, the Government shall have the option to buy existing equipment at fair market value which shall be negotiated between the contracting officer and the contractor for each site.

28.      HOST NATION REQUIREMENTS
During the execution of the services provided under this contract, the Contractor must ensure the Host Nation Equivalent Requirements have priority/precedence.

29.      PERFORMANCE PERIOD
The performance period for each site will commence upon actual completion of installation, inspection and acceptance by the ordering NAFI for the system ordered for that particular site and shall not exceed a period of l0 years from that date.

                           USFI NETWORK SERVICES, INC.
            RESPONSE TO REQUEST FOR PROPOSAL (RFP) F41999-96-R-0022
          TELEPHONE SERVICES FOR TEMPORARY LODGING FACILITIES IN EUROPE


Section H-- Special Services

1        Deletion acknowledged.

2        Acknowledged.

3        Acknowledged, with clarification in USFI response Section IV paragraph
         4.12.

4        USFI requests clarification on this paragraph.

5        Acknowledged.

6        Acknowledged.

7        Acknowledged.

8        Acknowledged.

9        Acknowledged.

lO MODIFICATIONS: Since the Government is not purchasing anything under this solicitation, engineering change proposals which exceed the performance levels specified in the SOW will be included or not included at USFI's discretion. Any proposed changes on the part of USFI will be fully coordinated with the appropriate Government representative. All hazardous conditions will be corrected immediately.

                                   SECTION I

                               CONTRACT CLAUSES

1. DEFINITIONS (1975 MAY) - As used throughout this contract, the following terms and abbreviation have the meanings set forth below:

         a. The term "contract" means this agreement or order and any modifications hereto

         b. The abbreviation "NAFT" means Nonappropriated Fund Instrumentality of the United States Government.

         c. The term "Contracting Officer" means the person executing or responsible for administering this contract on behalf of the NAFI, which is a party hereto, or his successor or successors.

         d. The term "Contractor" means the party responsible for providing supplies and/or services at a certain price or rate to the NAFI under this contract.

2. DISPUTES (1979 DEC)

         a. Except as otherwise provided in this contract, any dispute or claim concerning this contract which is not disposed of by agreement shall be decided by the Contracting Officer; who shall state his decision in writing and mail or otherwise furnish a copy of it to the Contractor. Within 90 days from the date of receipt of such copy, the Contractor may appeal by mailing or otherwise furnishing to the Contracting Officer a written appeal addressed to the Armed Services Board of Contract Appeals, and the decision of the Board shall be final and conclusive; provided that if no such appeal is filed, the decision of the Contracting Officer shall be final and conclusive. The Contractor shall be afforded an opportunity to be heard and to offer evidence in support of any appeal under this clause. Pending final decision on such a dispute, however, the Contractor shall proceed diligently with the performance of the contract and in accordance with the decision of the Contracting Officer unless directed to do otherwise by the Contracting Officer.

         b. This "Disputes" clause does not preclude consideration of law questions in connection with decisions provided for in paragraph "a" above, provided, that nothing in this contract shall be construed as making final the decision of any administrative official, representative, or board on a question of law.

3. LAW GOVERNING CONTRACTS ( 1970 JUL) - In any dispute arising out of this contract, the decision of which requires consideration of law questions, the rights and obligations of the parties shall be interpreted and determined in accordance with the substantive laws of the United States of America.

4. LEGAL STATUS (1973 JUL) - The NAFI is an integral part of the Department of Defense and is an instrumentality of the United States Government. Therefore, NAFI contracts are United States Government contracts; however, they do not obligate appropriated funds of the United States.

5. EXAMINATION OF RECORDS (1979 DEC)

         a. This clause is applicable if the amount of this contract exceeds $10,000 and the contract was entered into by means of negotiation. The Contractor agrees that the Contracting Officer or his duly authorized representative shall have the right to examine and audit the books and records of the Contractor directly pertaining to the contract during the period of the contract and until the expiration of three years after the final payment under the contract.

         b. The Contractor agrees to include the clause in "a" above in all subcontracts hereunder which exceed $10,000.

6. ASSIGNMENT (1987 SEP) - No assignment by the Contractor, assigning its rights or delegating its obligations under this contract will be effective and binding on the NAFI until the written terms of the assignment have been approved in writing by the Contracting Officer.

7. GRATUITIES (1984 JUL)

         a. The NAFI may, by written notice to the Contractor, terminate the right of the Contractor to proceed under this contract if it is found, after notice and hearing, by the Secretary of the Air Force or his duly authorized representative, that gratuities (in the form of entertainment, gifts, or otherwise) were offered or given by the Contractor, or any agent, or representative of the contractor, to any officer or employees of the Government or the NAFI with a view toward securing favorable treatment with respect to the awarding or amending, or the making of any determinations with respect to the performing of such contract.

         b. In the event this contract is terminated as provided in paragraph "a" hereof, the NAFI shall be entitled (i) to pursue the same remedies against the Contractor as it could pursue in the event of a breach of contract by the Contractor, and (ii) as a penalty in addition to any other damages to which it may be entitled by law, to exemplary damages in an amount (as determined by the Secretary of the Air Force or his duly authorized representative) which shall be not less than three nor more than ten times the cost incurred by the Contractor in providing any such gratuities to any such officer or employee.

         c. The rights and remedies of the NAFI provided in this clause shall not be exclusive and are in addition to any other rights and remedies provided by law or under this contract.

8. TERMINATION FOR CONVENIENCE (1984 FEB) - The Contracting Officer, by written notice, may terminate this contract, in whole or in part, when it is in the best interest of the NAFI. If this contract is for supplies and is so terminated, the Contractor shall be compensated in accordance with FAR, Sub Parts 49.1 and 49.2 in effect on this contract's date. To the extent that this contract is for services and is so terminated, the NAFI shall be liable only for payment in accordance with the payment provisions of this contract for services rendered prior to the effective date of termination, providing there are no Contractor claims covering nonrecurring costs for capital investment. If there are any such Contractor claims, they shall be settled in accordance with FAR, Sub Parts 49.1 and 49.2.

9. TERMINATION FOR DEFAULT (1987 SEP) -

         (a) (1) The NAFI may, subject to paragraphs (c) and (d) below, by written notice of default to the Contractor, terminate this contract in whole or in part if the Contractor fails to -

                  (i) Deliver the supplies or perform the service within the time specified within this contract or any Extension;

                  (ii) Make progress, so as to endanger performance of this contract (but see subparagraph (a)(2) below);or

                 (iii) Perform any of the other provisions of this contract (but see subparagraph (a)(2) below).

             (2) The NAFI's right to terminate this contract under subdivisions
(1)(ii) and (1)(iii) above, may be exercised if the Contractor does not cure such failure within 10 days (or more if authorized in writing by the Contracting Officer) after receipt of notice from the Contracting Officer specifying the failure.

         (b) If the NAFI terminates this contract in whole or in part, it may acquire, under the terms and in the manner the Contracting Officer considers appropriate, supplies or services similar to those terminated, and the Contractor will remain liable to the NAFI for any excess costs for those supplies or services. However the Contractor must continue the work not terminated.

         (c) The Contractor shall not be liable for any excess costs if the failure to perform the contract arises from causes beyond the control and without the fault or negligence of the Contractor. Examples of such causes include (1) acts of God or of the public enemy, (2) act of the NAFI in either its sovereign or contractual capacity, (3) fires, (4) floods, (5) epidemics, (6) quarantine restrictions, (7) strikes, (8) freight embargoes, and; (9) unusually severe weather. Defaults by subcontractors at any tier for any reason do not constitute causes beyond the control and without the fault or negligence of the Contractor.

         (d) If this contract is terminated for default, the NAFI may require the Contractor to transfer title and deliver to the NAFI as directed by the Contracting Officer, any

              (1) completed supplies, and

              (2) partially completed supplies and materials, parts, tool dies, jigs, fixtures, plans, drawings, information, and contract rights (collectively referred to as manufacturing materials in the clause) that the Contractor has specifically produced or acquired for the terminated portion of this contract. Upon direction of the Contracting Officer, the Contractor shall also protect and preserve property in its possession in which the NAFI has an interest.

         (e) The NAFI shall pay the contract price for completed supplies delivered and accepted. The Contractor and Contracting Officer shall agree on the amount of payment for manufacturing materials delivered and accepted and for the protection and preservation of the property. Failure to agree will be a dispute under the Disputes Clause. The NAFI may withhold from these amounts any sum the Contracting Officer determines to be necessary to protect the NAFI against loss because of outstanding liens or claims of former lien holders.

         (f) If, after termination, it is determined that the Contractor was not in default, or that the default was excusable, the rights and obligations of the parties shall be the same as if the termination had been issued for convenience of the NAFI

         (g) The rights and remedies of the NAFI in this clause are in addition to any other rights and remedies provided by law or under this contract.

10. INSPECTION AND ACCEPTANCE (1989 DEC) - Inspection and acceptance will be at destination, unless otherwise provided in this contract. Notwithstanding the requirements for any NAFI inspection and test contained in specifications applicable to this contract, except where specialized inspections or tests are specified for performance solely by the NAFI, the Contractor, shall perform or have performed the inspections and tests required to substantiate that the supplies provided under the contract conform to the drawings, specifications, and contract requirements listed herein, including if applicable the technical requirements for the manufacturers' part numbers specified herein.

11. VARIATION IN QUANTITY (1973 JUL) - No variation in quantity of any item called for by this contract will be accepted unless authorized by the Contracting Officer.

12. PAYMENTS (1989 SEP) - Unless otherwise specified, payment will be made on partial deliveries accepted by the NAFI. Payments and penalties for late payments are subject to the requirements established by the Prompt Payment Act, as amended, and as implemented for NAFI's. If the NAFI makes payment but such payment fails to include a prompt payment penalty due to the Contractor within 10 days from when the contract payment is made, penalty amounts will not be paid unless the Contractor makes a written request within forty days after the date of payment.

13. HOLD AND SAVE HARMLESS (1973 JUL) - The Contractor shall indemnify, save harmless, and defend the NAFI, its outlets and customers from any liability, claimed or established for violation or infringement of any patent, copyright, or trademark right asserted by any third party with respect to goods hereby ordered or any part thereof. Contractor further agrees to hold the NAFI harmless from all claims or judgments for damages resulting from the use of products listed in this contract, except for such claims or damages caused by, or resulting from negligence of NAFI customers, employees, agents, or representatives. Also, Contractor shall at all times hold and save harmless the NAFI, its agents, representatives, and employees from any and all suits, claims, charges, and expenses which arise out of acts or omissions of Contractor, its agents, representatives, or employees.

14. MODIFICATIONS (1975 JAN) - No agreement or understanding to modify this contract will be binding upon the NAFI unless made in writing and signed by a Contracting Officer from the office that issued the contract or its successor.

15. TAXES (1987 SEP) -

         a. Except as may be otherwise provided in this contract, the contract price includes all taxes, duties or other public charges in effect and applicable to this contract on the contract date, except any tax, duty, or other public charge, which by law, regulation or governmental agreement, is not applicable to expenditures made by the NAFI or on its behalf; or any tax, duty, or other public charge from which the Contractor, or any subcontractor hereunder, is exempt by law, regulation or otherwise. If any such tax, duty, or other public charge has been included in the contract price, through error or otherwise, the contract price shall be correspondingly reduced.

         b. If for any reason, after the contract date of execution, the Contractor or subcontractor is relieved in whole or in part from the payment or the burden of any tax, duty, or other public charge included in the contract price, the contract price shall be correspondingly reduced; or if the Contractor or subcontractor is required to pay in whole or in part any tax, duty, of other public charge which was not applicable at the contract date of execution the contract price shall be correspondingly increased.

16. PROOF OF SHIPMENT (1987 OCT) - (Applicable to shipments outside the United States through the Defense Transportation System [DTS] and Parcel Post shipments to overseas destinations.)

         a. Notwithstanding any clause of this contract to the contrary, payment will be made for items not yet received, upon receipt of an invoice accompanied by an appropriate proof of shipment. If shipment is made by insured parcel post, the contractor must furnish a copy of the Insured Mail Receipt issued by the US Postal Service. Otherwise, a stamped copy of a Certificate of Mailing issued by the US Postal Service must be furnished. If shipment is made by a common carrier (rail, air or motor freight), the Contractor must furnish a signed copy of the shipping document on which items are receipted for by the common carrier. A signed receipt by a NAFI representative at the delivery point (CCP or POE) is also acceptable evidence of proof of shipment.

         b. Forwarding a proof of shipment and an invoice for payment by the Contractor shall be construed as a certification by the contractor that the items shipped conform to the specifications.

         c. Notwithstanding any provisions of this clause or any payment made pursuant to the terms of this clause prior to receipt of the items contracted for, the NAFI retains the right to inspect upon receipt and the right to reject nonconforming items. The liability of the Contractor with respect to items for which payments have been made will, after inspection by the NAFI or after the expiration of a reasonable time following delivery to the NAFI within which inspection may be made, whichever occurs first, be limited to (i) exceptions taken at the time of inspection, and (ii) latent defects, fraud, or such gross mistakes as amount to fraud. -

17. COMMERCIAL WARRANTY (1978 DEC) - The Contractor agrees that the supplies or services furnished under this contract shall be covered by the most favorable commercial warranties the Contractor gives to any customer for such supplies or services and that the rights and remedies provided herein are in addition to and do not limit any rights afforded to the NAFI by any other clause of this contract. The printed terms and conditions of such warranty will be provided to the NAFI with the delivery of any supplies covered.

18. ADVERTISEMENTS (1973 JUL) - Contractor agrees that none of its nor its agent's advertisements, to include publications, merchandise, promotions, coupons, sweepstakes, contest, sales brochures, etc, shall state, infer or imply that the Contractor's products or services are approved, promoted, or indorsed by the NAFI Any advertisement, including cents-off coupons, which refers to a NAFI will contain a statement that the advertisement is neither paid for, nor sponsored in whole or in part by, the particular activity.

19. DISCOUNTS FOR PROMPT PAYMENT (1987 SEP) -

         a. Discounts for prompt payment will not be considered in the evaluation of offers. However, any offered discount will form a part of the award, and will be taken if payment is made within the discount period indicated in the offer by the offeror. As an alternative to offering a prompt payment discount in conjunction with the offer, offerors awarded contracts may include prompt payment discounts on individual invoices.

         b. In connection with any discount offered for prompt payment, time shall be computed from (1) the date of completion of performance of the services or delivery of the supplies to the carrier if acceptance is at point of origin, or date of delivery at destination or port of embarkation if delivery and acceptance are at either of these points, or (2) the date a proper invoice or voucher is received in the office specified by the NAFI, if the latter is later than date of performance or delivery. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the date on which a wire transfer was made.

20. INVOICES (1989 SEP):

         a. An invoice is a written request for payment under the contract for supplies delivered or for services rendered. In order to be proper, an invoice should include (and in order to support the payment of interest penalties, must include) the following:

                  (i) Invoice date;

                  (ii) Name of Contractor,

                  (iii) Contract number (including order, number, if any), contract line item number, contract description of supplies or services, quantity, contract unit of measure and unit price, and extended total;

                  (iv) Shipment number and date of shipment (Bill of Lading number and weight of shipment will be shown for shipments on Government Bills of Lading)

                  (v) Name and address to which payment is to be sent (which must be the same as that in the contract or on a proper notice of assignment);

                 (vi) Name (where practicable), title, phone number and mailing address of person to be notified in event of a defective invoice; and

                (vii) Any other information or documentation required by other provisions of the contract (such as evidence of shipment). Invoices shall be prepared and submitted in duplicate (one copy shall be marked Original") unless otherwise specified.

         b. For purposes of determining if interest begins to accrue under the PROMPT PAYMENT ACT (PUBLIC LAW 97-177):

               (i) A proper invoice will be deemed to have been received when it is received by the office designated in the contract for receipt of invoices and acceptance of the supplies delivered or services rendered has occurred.

             (ii) Payment shall be considered made on the date on which a check for such payment is dated.

         (iii) Payment terms (e.g. "Net 20") offered by the contractor will not be deemed Required payment dates.

          (iv) The following periods of time will not be included:

               (A) After receipt of improper invoice and prior to notice of any defect or impropriety, but not to exceed three days for meat and meat food products, five days for perishable agricultural commodities, and 15 days in all other cases, and

               (B) Between the date of a notice of any defect or impropriety and the date a proper invoice is received. When the notice is in writing, it shall be considered made on the date shown on the notice."

21. NOTIFICATION OF DEBARMENT/SUSPENSION STATUS (JUN 1985) The Contractor shall provide immediate notice to the Contracting Officer in the event of being suspended debarred or declared ineligible by any other Federal Department or agency, or upon receipt of a notice of proposed debarment from another DOD Agency, during the performance of this contract.

22.      INTEGRITY OF UNIT PRICES (SEP 1987):

         a. Any proposal submitted for the negotiation of prices for items of supplies shall distribute costs within contracts on a basis that ensures that unit prices are in proportion to the items base cost (e.g., manufacturing or acquisition costs). Any method of distributing costs to line items that distorts unit prices shall not be used. For example, distributing costs equally among line items is not acceptable except when there is little or no variation in base cost. Nothing in this paragraph requires submission of cost or pricing data not otherwise required by law or regulation.

         b. The requirement in paragraph (a) of this clause does not apply to any Department of Defense (DOD) and National Aeronautics and Space Administration (NASA) contract or subcontract item of supply for which the unit price is, or is based on, an established catalog or market price for a commercial item sold in substantial quantities to the general public. A price is based on a catalog or market price only if the item being purchased is sufficiently similar to the catalog or market price commercial item to ensure that any difference in price can be identified and justified without resort to cost analysis.

         c. The Offeror/Contractor shall also identify those supplies which it will not manufacture or to which it will not contribute significant value when requested by the Contracting Officer. However, for DOD and NASA contracts, the information shall not be required for commercial items sold in substantial quantities to the general public when the price is, or is based on, established catalog or market prices.

         d. The Contractor shall insert the substance of this clause, less paragraph (c), in all subcontracts.

23. SOLICITATION DEFINITIONS (JUL 1987) "Offer" means "Proposal" in negotiation. "Solicitation" means a request for proposals (RFP) or a request for quotations
(RFQ) in negotiation. "Government" means United States Government. (End of provision)

24. ACCEPTANCE (1989 SEP) - Acceptance of the supplies or services or a written notice of rejection must be accomplished on or before the fifth working day following delivery of the supplies or services. Unless otherwise specified in this contract.

25. NON-WAIVER OF DEFAULTS (1987 SEP) - Any failure by the NAFI at any time, or from time to time, to enforce or require strict performance of any terms or conditions of this contract will not constitute waiver thereof and will not affect or impair such terms or conditions in any way or the NAFI's right at any time to avail itself of such remedies as it may have for any breach or breaches of such terms and conditions.

                 LIST OF FAR CLAUSES INCORPORATED BY REFERENCE

The provisions of the following clauses set forth in the Federal Acquisition Regulation (FAR) or DOD FAR Supplement are hereby incorporated into this order or contract by reference with the same force and effect as though herein set forth in full. As used in the following clauses, the term "Government" is deleted and the abbreviation "NAFI" is substituted in lieu thereof. The date of each clause shall be the current date set forth in FAR or DOD FAR Supplement on the issuance date of this order or contract. Clauses made inapplicable by the reference or by the kind of order or contract (e.g. orders or contract for services instead of supplies) are self deleting. The complete text of any clause incorporated in this order or contract by reference may be obtained from the Contracting Officer.




       CLAUSE
         NO.      REFERENCE         CLAUSE TITLE
         ---------------------------------------

         26       52.243-1          Changes - Fixed-Price

         27       52.232-11         Extras

         28       52.246-16         Responsibility for Supplies

         29       52.225-11         Restrictions on Certain Foreign
                                    Purchases

         30       52.222-4          Contract Work Hours and Safety
                                    Standards Act - Overtime Compensation

         31       52.222-20         Walsh-Healy Public Contracts Act

         32       52.222-26         Equal Opportunity

         33       52.203-1          Officials not to Benefit

         34       52.203-5          Covenant Against Contingent Fees

         35       52.222-35         Affirmative Action for Special Disabled
                                    and Vietnam Era Veterans

         36       52.222-36         Affirmative Action for Handicapped
                                    Workers

         37       52.223-2          Clean Air and Water

        *38       52.225-7001       Buy American Act and Balance of
                                    Payments Program

(NOTE: The 25% differential specified in DOD 7060.3, paragraph D1c(3), shall be used for evaluation in lieu of the 50% differential prescribed in FAR, Part 25.)

         39       52.222-3          Convict Labor

         40       52.247-52         Clearance and Documentation
                                    Requirements - Shipments to DOD Air or
                                    Water Terminal Transshipment Points

        *41       52.225-7002       Qualifying Country Sources as
                                    Subcontractors

         42       52.203-7          Anti-Kickback Procedures

        *43       52.203-7001       Special Prohibition on Employment

         44       52.203-10         Price or Fee Adjustment for Illegal or
                                    Improper Activity

         45       52.203-11         Certification any Disclosure Regarding
                                    Payments to Influence Certain Federal
                                    Transactions (Included if contract is
                                    expected to exceed $100,000)

         46       52.203-12         Limitation on Payments to Influence
                                    certain Federal Transactions (Included if contract is expected to exceed $100,000)

         47       52.203-13         Procurement Integrity - Service
                                    Contracting

        *48       52.225-7007       Trade Agreements Act

        *49       52.225-7036       North American Free Trade Agreement
                                    Implementation Act

        *50       52.225-7037       Duty-Free Entry-NAFTA Country End
                                    Products and Supplies

         51       52.225-14         Inconsistency Between English Version
                                    and Translation of Contract**

**In the event of inconsistency between any terms of this contract any translation thereof into another language, the English language meaning shall control.

         52       52.227-1          Authorization and Consent

         53       52.227-3          Patent Indemnity

         54       52.227-19         Commercial Computer Software-
                                    Restricted Rights

         55       225-227-7019      Identification of Restricted Rights
                                    Computer Software

         56       225-227-7013      Rights In Technical Data
                                    & Computer

*Denotes DOD FAR Supplement

ADDITIONAL GENERAL PROVISIONS APPLICABLE TO SERVICES
(FULL TEXT NOT REQUIRED)

         57       52.243-1 ALT I    Changes - Fixed Price

         58       52.246-4          Inspection of Services -
                                    Fixed Prices (1992 Feb)

         59       52.222.41         Services Contract Act of 1965, as
                                    Amended (1989 May)
(NOTE: Applicable to orders in excess of $2,500.00)

60.      ORDERING (APR 1984).

         a. Any supplies and services to be furnished under this contract shall be ordered by the issuance of delivery orders by the individuals or activities designated in the Schedule. Such orders may be issued under this contract from date of award through 120 months.

         b. All delivery orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order and this contract, the contract shall control.

         c. If mailed, a delivery order is considered "issued" when the NAFI deposits the order in the mail. Orders may be issued orally or by written telecommunications only if authorized in the Schedule.

61.      DELIVERY ORDER LIMITATIONS (APR 1984).

         a. Minimum Order: When the NAFI requires supplies or services covered by this contract in an amount of less than one system per base, the NAFI is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

         b. Maximum Order: The Contractor shall not be obligated to honor-

            (1) Any order for a single item in excess of one system per base;

            (2) Any order for a combination of items in excess of one system per base; or

            (3) A series of orders from the same ordering office within one system per base days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

         c. If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of Federal Acquisition Regulation (FAR)), the NAFI is not required to order a part of any one requirement exceeds the maximum-order limitations in paragraph (b) above.

         d. Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 10 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons.

Upon receiving this notice, the NAFI may acquire the supplies or services from another source.

62.      INDEFINITE QUANTITY (APR 1984).

         a. This is an indefinite quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

         b. Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the NAFI, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the "maximum." The NAFI shall order at least the quantity of supplies or services designated in the schedule as the "minimum."

         c. Except for any limitations on quantities in the Delivery-Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The NAFI may issue orders requiring delivery to multiple destinations or performance at multiple locations.

         d. Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and NAFI's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after date specified on the delivery order.

                      EQUIPMENT PERFORMANCE SPECIFICATION

                                      FOR A

                                    EUROPEAN

                                LODGING FACILITY

                           TELECOMMUNICATIONS SYSTEM

                                     (LFTS)




                                                         Section J, Attachment 1

                      EQUIPMENT PERFORMANCE SPECIFICATION
                                     FOR A
                                LODGING FACILITY
                           TELECOMMUNICATIONS SYSTEM
                                     (LFTS)



1.       ITEM DESCRIPTION.

1.1 General. This Equipment Performance Specification (EPS) defines the requirements for a new Lodging Facility Telecommunications System (LFTS), including hotel/motel accounting and management features. The contractor shall provide a LFTS consisting of all new equipment including the basic digital switching system, attendant consoles, administrative terminals, subscriber line circuit equipment, trunk circuit equipment, distribution frames, wire and cable plant, house wire, customer premise equipment, uninterrupted power supply (UPS), outside plant (black) cable, and all other ancillary Hotel/Motel equipment and software necessary to provide service for a complete telecommunication system. This system shall have a modular architecture with an expansion capability. Centrex service is not acceptable.

2.       APPLICABLE DOCUMENTS.

3.       SYSTEM REQUIREMENTS.

3.1      General System Requirements.

3.1.1 System Compatibility and Interface. The LFTS shall be compatible with the existing base Dial Central Office (DCO), local commercial telephone system, and government furnished equipment (GFE). The contractor shall provide an asynchronous RS-232C port to interface to a GFE property management system.


3.1.2 Direct Dialing. The switching system shall be capable of performing Direct Outward Dialing (DOD), Direct Inward Dialing (DID), and Direct Distance Dialing
(DDD) to the Public Switched



                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425                                              21 March 95

Telephone Network without the need of an attendant. DOD, DID, and DDD shall each be assigned to properly class marked stations.


3.1.3 Flexibility of Connection. Any station directory number shall be assignable to any switching system line equipment terminal by programming internal switching system memory.


3.1.4 DTMF Dialing Operation. The equipment shall automatically interconnect station lines in response to off-hook Dual Tone Multi-Frequency (DTMF) signals without the aid of an attendant.

3.1.5 Class of Service. The switching system shall provide all necessary classes of service (class marks) to control subscriber access to other subscribers and trunk circuits. All class mark codes shall be assignable on a per line basis for each switched line.

3.1.6 Trunking. The switching system shall provide trunk circuit interfaces with standard signaling modes. The system shall recognize and respond to the various signaling and supervision methods using trunk cards with programmable and/or strapping options to provide satisfactory trunk operation.

3.1.7 Traffic.

3.1.7.1 Grades of Service. The switching system shall be designed with sufficient intra-system circuit paths between line ports and trunk ports to meet the following grades of service:

                    Intra-office Paths            P.005
                    Incoming Registers
                     without start signal         P.001
                     with start signal            P.01
                    DTMF Senders                  P.001

3.1.7.2 Traffic Measurement Data. Traffic measurement data shall be provided on hard copy printout via the Administrative Terminal. The switching system shall store traffic data for study periods up to 24 hours. Data outputs shall include usage data on all trunks and call completion data.



                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425                                              21 March 95



3.1.7.2.1 Traffic Measurement and Analysis Report. This report provides data concerning use and congestion in the switching system. This report will be used to determine whether the switching system is provided adequate traffic capacity and to determine whether existing facilities are adequate. (Reference CDRL sequence number A006).

         a. General. The report shall provide printed, tabulated data from the traffic measuring system. The report shall provide measurements for seven consecutive business days, on an hourly basis, unless a shorter interval is requested. The data shall include all of those items listed in paragraphs 3.2.4 and 3.8.4.2.

         b. Analysis. The report shall contain an analysis of the traffic measurements and recommendations based on the analysis. Recommendations shall address expansion of switch hardware and software and shall be specified and detailed.

3.1.8 Self Testing and Alarms. An automatic routine under stored program control shall be provided to monitor the integrity of the switching system. The LFTS shall provide audible and visual alarms indicating malfunctions or other conditions affecting service which are detected by the switching system. Audible and visual alarms shall be extended to the attendant location position or other remote locations as designated in the SOW. Differing alarms shall indicate major and minor failures. External alarms for subsystems external to the DPABX are acceptable. Failure of any portion of the billing system will produce a major alarm.

3.1.9 System Failures.

3.1.9.1 Major. A failure resulting from: loss of call processing on greater than = 10% of equipped lines or trunks, or greater than = 10 equipped lines or trunks, whichever is greater: failure of the billing system or any component of the system, or a major alarm.

3.1.9.2 Minor. A failure resulting from: loss of call processing of greater than 2% less than 10% of equipped lines or trunks or 2 equipped lines or trunks, whichever is greater; any abnormal hardware or software condition which requires maintenance action to restore the LFTS to normal operation, or a minor alarm.


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425                                              21 March 95



3.1.10 Environmental Conditions.

3.1.10.1 Temperature. The switching system shall operate continuously at ambient temperature between 10 C and 30 C (50 F and 86 F) without degradation of performance. The switching system shall operate at extreme ambient temperatures of 5 C and 40 C (41 F and 104 F) for a minimum of 24 continuous hours. Ambient refers to conditions at a location 5 feet above the floor and 15 inches in front of the equipment.

3.1.10.2 Humidity. The switching system shall operate continuously at a relative humidity between 20% to 60% without degradation of performance. The switching system shall be capable of operating continuously for a 24 hour period, without degradation of performance, when the relative humidity is between 60 & 95%, non-condensing.

3.1.11 System Availability. Availability is defined as the percentage of total time that the switching system is able to perform its intended function. Availability for the LFTS shall be 99.99%.

3.1.12 Automatic Software Reload. The contractor shall provide an automatic software reloading system. After commercial power is restored following a power loss exceeding the capacity of the battery backup system, the system shall reload the call processing software and the database, eliminating the need for reprogramming the system.

3.2 System Design.

3.2.1 Expansion Capability. The switch system shall be expandable, as identified in the SOW, beyond the equipped capacity. Expansion of the system beyond the equipped capacity shall not cause service interruption exceeding one hour in duration. Time and duration of any service interruption required to expand the system shall be coordinated with the LFM in accordance with the SOW. All necessary common control equipment, software features, and power system components shall be provided at the initial installation to accommodate the ultimate expansion defined in the SOW.

3.2.2 Dialing Plan. The Dialing Plan for the switching system shall utilize the NNX codes assigned by the local Telephone Company (TELCO). It shall be capable of three, four, and five


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425                                              21 March 95



digit station numbers and one, two, and three digit access codes. Numbering shall be approved by the Lodging Facility Manager (LFM) and not in conflict with any computer management system already in place. Trunk access codes and feature operating codes shall be established by the contractor, with final approval by the government.

FOR EXAMPLE:

         Dial Code
         ---------
          0            Lodging Attendant
          1 through 6  Station Number
          7
          8
         *90
          91
          91-800

----------
* Access to off base operator assisted calls shall be restricted to lodging attendant.

3.2.3 Administrative Terminal (AT). The contractor shall provide an AT for exclusive use by the Lodging Facility personnel. The terminal shall provide access to the switching system and allow additions, deletions, and changes to be made to administrative data (station features, telephone numbers, authorization codes, class of service, etc.) and call detail and billing parameters. The AT shall consist of an alphanumeric keyboard, printer, and VDT. The contractor shall perform the initial translations.

3.2.4 Call Detail Recording (CDR).

3.2.4.1 Call Detail Recording. The LFTS shall automatically collect, sort, and store CDR data (items [1] through [8]). The CDR subsystem shall store the processed CDR data on disks. The storage capacity of the disks shall be no less than 20,000 call records. An audible and visible alarm shall activate when the disks are nearing capacity. The CDR subsystem shall read and display the stored data from the disks and shall provide a local hardcopy printout on command. Reading and changing the storage device, or printing of stored data shall not result in the loss of data or interfere with data collection. The CDR subsystem shall be equipped with the necessary hardware and


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425,                                             21 March 95



software to allow the user to enter any time interval and sort on any one of the following parameters (with the exception of items [3], [6], and [7]):

         [1] Time interval alone (i.e. all calls placed in the initially specified time interval).

         [2] Room number/extension number.

         [3] Called number(s) (segregated by area and NNX codes).

         [4] Toll and non-toll calls.

         [5] Time call originated (date, hour, minute).

         [6] Time call completed (date, hour, minute).

         [7] Duration of call (accurate to at least five seconds).

         [8] Authorization code (minimum of five digits).

3.2.4.2 Call Sorting. After selecting the time interval and one or more of the previous parameters, with no more than five operator entries, the CDR subsystem shall display, and print on command, the following data:

         [1] Calling number.

         [2] Called number.

         [3] Time call originated (date, hour, minute).

         [4] Time call completed (date, hour, minute), or alternatively, duration of call.

         [5] Authorization code/Account code.

         [6] Toll charge (dollars, cents).


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425                                              21 March 95



3.2.5 Call Billing/Room Status Subsystem (CBRSS). The LFTS shall be equipped with all necessary hardware and software to provide the call billing/room status function (CBRSS). The CBRSS will not be installed on the SIMS computer. It may be installed on the PBX or a separate computer(s) depending on the vendor's solution. The CBRSS subsystem will have at least two communication ports, one to SIMS, and one to a printer to list all call account/room status records and print reports. The CBRSS will pass both the call account record and the room/bed housekeeping and occupancy status record to SIMS as well as to the CBRSS printer. The capability to send a call record to SIMS and the printer simultaneously as well as the ability to select either option alone is required. The format of the call accounting and the room status records sent to the printer can be determined by the vendor but must be understandable by the attendant i.e. each field value must be identified by a clear text label. The call accounting records and room status records will be passed to the SIMS when it is connected. If SIMS is not available, CBRSS must be able to store at least 20000 call records with the capacity to run reports with the same options outlined in EPS paras 3.2.4.1 and 3.2.4.2. It must also be able to continue routing the call billing/room status records to the printer, easily identifying that it must be manually posted. CBRSS data shall not be lost due to commercial AC power outage.

3.2.5.1 Call Billing Function. Charges shall be automatically computed for commercial, DDD, and Lodging operator assisted toll calls and billed to the calling station. Direct dialed and operator assisted toll calls originated by the lodging attendant and extended to a station number shall be billed to the station number for single occupancy quarters and to the applicable authorization/account code for multiple occupancy quarters. The toll rate data base shall be software programmable and based upon necessary tariff parameters (e.g., area and NNX codes, trunk group, mileage, etc.) and inputs from the LFM. The contractor shall provide protection of, and access to, the data base by means of a password(s). The contractor shall perform the initial programming and shall maintain and update the data base as rate changes occur for the life of the contract.

3.2.5.2 Room/Bed Housekeeping and Occupancy Status. The CBRSS shall store and display the status of each guest room by room number. Housekeeping status shall be updated by the housekeeper dialing codes from the room phone. The system shall print, on command, a housekeeping report that contains the following data:


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425.                                             21 March 95



         [1] Room number (capable of 5 alphanumeric characters).

         [2] Cleaning status (clean or not clean).

         [3] Inspection status (inspected or not inspected).

         [4] Occupancy status (occupied or not occupied).

         [5] Room requires maintenance.

3.2.6 SIMS Interface Requirements. The contractor shall provide the necessary interface and connections between the Call Billing/Room Status System (CBRSS) and the SIMS system or its replacement. SIMS interface specifications will be provided by the government in the delivery order. The interface specifications will include the necessary message formats and software handshaking protocols necessary to interface the CBRSS to SIMS or its replacement.

3.2.7 Power Requirements. The switching and billing system shall include an Uninterrupted Power Supply (UPS) system powered by the commercial AC power. The UPS shall provide sufficient standby power to operate the switching and billing system for a minimum of four (4) hours should the commercial AC power be interrupted. The UPS shall automatically disconnect the batteries from the switching and billing system should the battery voltage fall below the manufacturer's low voltage limit. The UPS shall be sized at cutover for the expansion capacity of the switching system. Batteries shall be of the maintenance free, sealed recombining type. These batteries shall utilize an immobilized electrolyte and vent no gases. Power faults shall be indicated by a visual and audible alarm remoted to the immediate area of the attendant console. Audible alarms remoted to the attendant position shall have a means of being silenced at the attendant position.

3.3 System Features. The LFTS switching system shall be configured to include system features described below.

3.3.1 Message Waiting. The contractor shall provide the attendant console or message waiting center instruments with the ability to activate and deactivate a message waiting lamp at each station instrument with message waiting capability.

                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425                                              21 March 95



3.3.2 Authorization/Account Code Calling. The LFTS shall have the capability of random generation and activation and deactivation of authorization/account codes. The authorization codes shall not be less than 5 digits and shall be assignable to any station line when properly classmarked. The authorization/ account code shall be assignable from the administration terminal by lodging personnel.

3.3.3 Station Number Hunting. When the first number in a hunting group is found busy, each line within the hunting group shall be checked consecutively until an idle line is found. If any idle line is found, that line will be rung. If all lines are found busy, the calling party shall receive line busy tone. Each hunt group shall consist of either consecutive or nonconsecutive directory numbers.

3.3.4 Automatic Wake-up. The contractor's equipment shall provide an automatic wake-up service. This service shall permit the attendant to instruct the switching system to automatically call a station at a specified time. The attendant shall be able to cancel and activate a wake-up call from the attendant's position. A subscriber via the subscriber's telephone, shall have the capability to instruct the switching system to automatically call their station (and only their station) at a specified time; a subscriber shall have the capability to cancel wake up calls that the subscriber programmed. The contractor shall provide a printed record of the wake-up request. The record shall consist of the room number of the requester, wake-up time, wake-up cancellation, and indication if the wake-up call was answered. The system shall be capable of ringing at least 10% of equipped lines simultaneously (all having the same wake-up time) using this feature. The automatic wake-up service shall override the DO NOT DISTURB feature.

3.3.5 Do Not Disturb. This feature allows a station to block all incoming calls and reroute them to the attendant console or message center. The attendant console shall not automatically override this feature, but may be overridden by input from the attendant.

3.3.6 Automated Attendant. The LFTS shall provide the automated attendant capability for all incoming trunks (city and base). All incoming calls shall be routed to an automated attendant system. This system shall inform the caller, via announcement, that a room number can be dialed directly if the caller knows the number, otherwise, the call will be reverted to the attendant. This


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFE IL 62225-5425.                                             21 March 95



AA system may be internal to the switching system or may be provided via an external system. The specific announcements will be identified by the LFM.

3.3.7 Automatic Call Distribution. When specified in the site SOW, the LFTS shall provide Automatic Call Distribution (ACD). The ACD feature shall provide for efficient distribution and handling of a large volume of incoming calls to a group of telephone instruments (termed ACD agent positions) designated for this purpose. The application of the ACD feature will be to support offices which routinely handle large volumes of call traffic, such as lodging reservations and comparable activities. The ACD feature shall be capable of supporting at least 1 ACD group consisting of 10 ACD agent positions and at least 15 ACD directory numbers (DNs) per group in accordance with the definitions provided below.

3.3.7.1 ACD Operation.

3.3.7.1.1 ACD Call Queuing. Incoming calls to directory numbers assigned to ACD positions shall be served on a First In and First Out basis and equitably distributed to the in-service ACD agent positions that are in an idle state and ready to accept calls. The call distribution algorithm shall distribute calls to ACD agent positions that have been idle the longest period of time. The total number of calls queued by an ACD group shall be limited by both the number of calls in the queue and the time the longest call has been in the queue. Both of these parameters shall be customer definable.

3.3.7.1.2 ACD Directory Number and Queue Assignments. The ACD feature shall support multiple ACD directory numbers. The number of ACD numbers assigned at a particular site will be a function of the projected traffic characteristics of each ACD facility. If shall be possible to assign multiple ACD agents to an individual ACD. The assignment of specific ACD agents to specific ACD directory numbers shall be programmable in the system data base via the Administrative Terminal (AT).

3.3.7.1.3 Non-ACD Directory Number Allocations. Each ACD agent position shall be assignable one or multiple directory numbers to receive or originate non-ACD calls.

3.3.7.1.4 Recorded Announcement and Music On Hold Treatment. When the number of incoming calls in queue exceeds the number of idle ACD agents, the system shall route the call


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425                                              21 March 95



to a recorded announcement to inform the calling party of the delay. Incoming calls shall be routed to the announcement either when the call is initially placed in the queue or after an established time delay threshold as measured from the time that the call was originally placed in queue. Following the application of the recorded announcement, the LFTS shall provide wither "silent hold" treatment or music on hold treatment, as specified in system translations. Silent hold treatment or music on hold treatment shall be provided to the calling party until the call is answered by the ACD agent or until the call is abandoned. A capability shall be provided to periodically play recorded announcements over the silent hold or music on hold treatment for the duration (until an agent answers or the call is abandoned).

3.3.7.1.5 ACD Night Service. ACD night service shall provide treatment for incoming calls to ACD DNs that are not in service after normal business hours. The night service function shall provide the capability to:

         a. Route incoming ACD calls to a recorded announcement, or

         b. Forward the incoming ACD calls to a designated night service directory number.

3.3.7.2 ACD Agent Positions.

3.3.7.2.1 ACD Agent Position Functions. The ACD feature shall support both working agent (non-supervisory) and supervisory agent positions. Non-supervisory positions shall support normal incoming ACD call processing tasks. Supervisory ACD positions shall be capable of supporting incoming call-processing tasks and the following supervisory functions:

         a. Provide visual indicators which present information on the state of each non-supervisory agent assigned to an ACD supervisor. As a minimum, the information provided to an ACD supervisor position shall include the following:

            (1) Agent position is in active/inactive state

            (2) Agent is busy processing an ACD call

            (3) Agent is waiting for an ACD call


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425.                                             21 March 95



         (4) Agent is busy on a non-ACD call.

    b. Provide access to visual display of summary information on the status of all agents assigned to an ACD supervisor. As a minimum, the ACD summary information shall include the following:

         (1)      Number of positions wither active or inactive

         (2)      Number of agents busy on ACD calls

         (3)      Number of agents in the make busy mode

         (4)      Number of agents waiting for ACD calls

         (S)      Number of agents busy on non-ACD calls

         (6) Number of calls waiting in each ACD queue allocated to the ACD supervisor and the waiting time of the first call waiting in each queue or some other statistically meaningful measurement of agent call handling performance (e.g. average speed of answer).

    c. Have access to ACD management reports specified in para 3.3.7.4.
3.3.7.2.2 ACD Agent Position Equipment Characteristics. As a minimum, ACD Agent positions shall be equipped with a telephone instrument that incorporates an LED, LCD, or comparable visual display for presenting calling source information and other relevant data to facilitate ACD agent call processing. For ACD facilities which require ACD management reporting functions, ACD supervisory position(s) shall be equipped with visual display units and/or printers for providing ACD performance statistics to ACD supervisors. Specific quantities of ACD agent positions, ACD supervisory positions, visual display units and printers will be identified in the site SOW.

3.3.7.3 ACD Agent Features.


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFE IL 62225-5425.                                             21 March 95



3.3.7.3.1 Make Busy Function. The ACD feature shall provide a "make busy" function which permits an ACD agent to depress a button or key which prevents subsequent incoming calls from being directed to that agent position. Operation of make busy function while an agent is processing an active call shall not disconnect the current call process.

3.3.7.3.2 Emergency Alert. When specified in the site SOW, the contractor shall provide an emergency alert capability. Activation of a special emergency button on the agent's phone shall automatically print the date, time, called station number, and calling station number or incoming trunk identity at the AT printer of the LFTS serving the called station and simultaneously signal the supervisor.

3.3.7.3.4 Call Force. The call force feature shall allow subsequent incoming calls to be placed on the line without requiring the agent to physically hang up.

3.3.7.4 ACD Management Reports. ACD management reports shall be generated which include detailed information on the number of incoming ACD calls, ACD calls completed, ACD calls not completed and reasons that calls were not completed, ACD queue statistics and other data which may be used by management and administrative personnel to assess call handling efficiency. Information similar to the following shall be included in ACD management reports:

        a. A count of the number of incoming ACD calls

        b. A count of the number of completed ACD calls

        c. A count of the number of calls not completed because the incoming call queue threshold has been exceeded

        d. A count of the number of calls not completed because the maximum time a call can wait in queue has been exceeded

        e. The number of ACD calls abandoned by the calling party

        f. A count of the number of calls received during night service


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425.                                             21 March 95



         g. Average speed of answer

         h. Average number of calls in queue

         i. Average holding time

         j. Duration of the longest call held in queue.

3.4 Attendant Console.

3.4.1 Attendant Console Capabilities.

3.4.1.1 Attendant Console. The attendant console shall operate with keys or pushbuttons. There shall be no cords for call completion or extension.

3.4.1.2 Attendant Call Queuing. Incoming calls not answered by the attendant shall be placed in queue. The call shall be extended to the console on a first come, first serve basis. The contractor shall provide a recorded announcement and a recording and announcing device for all queued calls. All calls placed in queue shall automatically receive the recorded announcement without assistance from the attendant.

3.4.1.3 Full Access. The attendant console shall have full access to all main lines and trunks in the system with the ability to complete station-to-station, station-to-trunk, trunk-to-station, and trunk-to-trunk calls.

3.4.1.4 Alphanumeric Display. An alphanumeric display shall be provided on the attendant console to display the calling station number (for local stations) or the trunk circuit to which the attendant is connected.

3.4.2 Attendant Console Features.

3.4.2.1 Split Calling. The attendant shall be able to converse privately with either the calling or the called party on all calls.


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425.                                             21 March 95



3.4.2.2 Busy Verification. The attendant shall be able to determine whether a busy station line is actually in service. A warning tone shall first be placed on the line being verified before completing the talking path. The attendant shall be able to release the connection after busy verification.


3.4.2.3 Call Transfer. The attendant shall be able to transfer trunk calls to and from any station line. The attendant shall be able to transfer any trunk call to a conference circuit.

3.4.2.4 Call Hold. The attendant shall be able to place an incoming call on hold.

3.4.2.5 Class of Service Override. The attendant shall be able to override any line or trunk class of service marking for the purpose of accessing and switching the circuit.

3.4.2.6 Conference Calls. The attendant shall be able to establish user defined conference calls of up to six parties.

3.5 Station Features for Administrative Telephones. The following station features shall be assignable to administrative office phones:

3.5.1 Call Transfer. Subscribers shall be able to transfer any in progress call to another station without assistance from the attendant.

3.5.2 Call Hold. Subscribers shall be able to place an in-progress call on hold.

3.5.3 Three-way Conference. Properly class marked subscribers shall be able to place a call on hold and then add a third party to an in progress local or trunk call without attendant assistance.

3.6 Premise Equipment.

3.6.1 Telephone Instruments. All telephone instruments shall be new, full size, fully modular, DTMF instruments. The contractor shall provide message waiting capability for all instruments with message waiting specified in the SOW. The message waiting feature shall use a visual means to alert the station user of message waiting. All instruments shall be of the same neutral


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425.                                             21 March 95



color as agreed to by the LFM. Telephone instruments shall, as a minimum, consist of the base unit with DTMF keypad, handset, handset cord and fully modular mounting cord.

3.7 Distribution System. Government furnished outside (black) cable that is available for contractor use to interconnect billeting buildings to the Main Distribution Frame shall be identified by the base Communications Squadron. The contractor shall be responsible for providing and installing any other additional outside cable required. The contractor shall provide and install all new inside (building) cable, conduits, ducts, distribution frames, terminal equipment, terminal blocks, and any other hardware necessary to provide complete telecommunication service. Demarcation points of government furnished black cable will be at the terminal blocks in each building unless otherwise specified in the SOW. New standard, fully modular jacks and plugs shall be provided by the contractor for all installations and relocation of terminal equipment. The contractor shall provide complete service to, and interface at, the government specified demarcation points for those pre-wired buildings, if any, that are identified in the appendices for each site.

3.7.1 Distribution System Design. The distribution system shall consist of transmission channels along with any associated terminals, splicing, etc., required to provide electrical connectivity from the terminal equipment to the DF. The distribution plant shall be sized as specified in the delivery order. The distribution plant shall be designed with all lines and spares being "fixed count" (i.e., dedicated and accessible at the MDF) with no multiple connections except as specified in the SOW. All outside plant cable pairs shall be terminated on gas tube protectors at the DF and the terminal end.

3.7.2 Cable and Trenching. All outside cable shall be filled and direct buried or underground in new conduit and ducts. Gopher resistant cable, if required, will be specified in the SOW. All road/driveway crossings shall be accomplished by boring/accupunch method unless otherwise approved, in writing, by the contracting officer after contractor coordination with base roads and ground agencies. All buried cable crossing under roads, streets, parking lots, driveways, railroads, etc., that bears vehicular traffic shall be placed in protective conduit. The contractor shall accomplish all trenching IAW REA standards specified in paragraph 2 and shall be responsible for performing all backfilling, reseeding, repaving, or any other service and material to restore surfaces to their original condition. All outside cable terminations shall be enclosed in


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425.                                             21 March 95



weathertight enclosures, and all outdoor splices shall be direct buried using filled, sealed enclosures. The use of buried distribution terminals is prohibited. Any indoor filled cable shall not exceed 50 feet, shall be in conduit, and shall run directly to the house terminal block. All indoor splices shall be enclosed in a proper type of indoor splice enclosure. Filled cable run indoors shall not be run between floors or inside walls, nor shall it be terminated on protective devices if such device is part of the Main Distribution Frame (MDF) or an Intermediate Distribution Frame (IDF). If a conduit is available, it shall be used for cable entrance. The cable shall be run to the protected terminal upwards in a vertical direction wherever possible and be sealed to prevent jelly leakage. Where a cable enters a facility through an exterior wail, it shall be properly sealed on both sides of entry to prevent any kind of leakage. The contractor shall ensure cable installation does not cause mechanical stress or strain to the cable, or result in sharp edges, burrs, or other projections which may be injurious to the insulation or jackets of the wiring. In addition, the contractor shall provide ground level (flush), telephone warning, splice, and route signs at all underground/buried splice locations and all changes of direction in excess of 30 degrees.

3.7.3 House Wire. House wire shall be extended from punch down terminal blocks at the outside plant terminal location to intermediate terminal points within each facility. Each station shall be provided with two individual pairs of wires (4 conductors) from the building terminal. Station lines shall be terminated on standard 2 pair flush mounted modular jacks at all locations except on masonry walls. RJ-11 or similar jacks may be used on masonry wall locations. Jacks for desk type phones shall be mounted no higher than 12 inches from floor level. Jacks for wall type phones shall be mounted no lower than 52 inches and no higher than 56 inches from the floor level. The contractor shall route all house wire on the interior of the buildings. The contractor shall install all house wire so that it is concealed inside walls, ceilings, or other parts of the permanent structure. Where house wire can not be concealed, it shall be placed in color coordinated raceways with the proper appliance for installing flush mounted jacks, and require the approval of the BFM prior to installation.

4. QUALITY CONTROL.

4.1 Quality Control Program. The contractor shall establish a quality control program to assure that the LFTS meets all of the performance criteria in this specification. This program shall include physical inspections and functional testing of the LFTS before, during and after cutover.


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425                                              21 March 95



4.2 Quality Assurance. The government Quality Assurance Evaluator (QAE) (the base lodging manager) and the Contracting Officer's Technical Representative
(COTR) will monitor the installation progress to insure that the LFTS meets the requirements of the SOW and EPS.

4.3 Installation Testing. The contractor shall perform an installation test of the complete LFTS to ensure requirements of the SOW and EPS are met or exceeded. Government representatives will be allowed to witness all inspections and tests to assure conformance with the SOW and EPS. The contractor shall demonstrate to the government representative, all requirements of the SOW and EPS, prior to acceptance testing. The contractor shall notify the Contracting Officer no later than 2 weeks prior to installation testing to allow sufficient time for a government representative to observe. No official installation testing will take place prior to a government representative arriving on site.(Reference CDRL sequence number A008).


5. PREPARATION FOR DELIVERY.

5.1 Packaging shall be IAW the terms of the contract.


6. NOTES.

6.1 Acronyms.

BCE: Base Civil Engineer.

LFM: Lodging Facility Manager.

LFTS: Lodging Facility Telecommunications System.

BCO: Base Communications Officer.

CDRL: Contract Data Requirements List.


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFE IL 62225-5425.                                             21 March 95



COTR: Contracting Officer Technical Representive

DTMF: Dual Tone Multi Frequency.

EPS: Equipment Performance Specification.

FAM: Functional Area Monitor.

FCA: Functional Configuration Audit.

IDF: Intermediate Distribution Frame.

IAW: In Accordance With.

MDF: Main Distribution Frame.

PCA: Physical Configuration Audit.

QAE: Quality Assurance Evaluator.

SIMS: Services Information Management System.

SOW: Statement of Work.

6.2 EFI&T. EFI&T, as used in this EPS, is defined as a contractor responsibility to engineer, design, furnish, install, test, and maintain a system or single item of equipment to provide a service to the government.

6.3 Point of Contact (POC). The LFM or authorized representative shall be the sole focal point for all service requests.

6.4 Attendants. Attendants will be provided by the LFM.


                                                         Section J, Attachment 1

CSPO/PGE                                                       EPS-93F-CSPO-015A
Scott AFB IL 62225-5425.                                             21 March 95



6.5 Paragraph Referencing. Any reference to a paragraph is understood to include all subparagraphs.

6.6 Response Time. All response times for work requests, outages, etc. are based upon consecutive clock hours, unless otherwise stated, and shall begin from the time that the contractor is first notified, verbally or in writing, whichever occurs first, If verbally notified, a follow-up written verification will be forwarded.

6.7 Outside Plant. That portion of the LFTS extending outward from the MDF up to and including terminal blocks and intermediate distribution frames but excluding premise equipment.

6.8 Premise Equipment. Premise equipment includes telephones, telephone cables, modular jacks (usually flush mounted), grey wire runs to the intermediate distribution frame or terminal blocks.

6.9 Inside Plant. That portion of the LFTS extending inward from, and including, the MDF.

6.10 Two-Way Lines. All lines shall be two-way unless stated otherwise.

6.11 Demarcation Points. All government specified demarcation points will be identified by the BCO during the contractor's site survey.

6.12 Disclaimer for Government Provided Drawings. Government provided drawings are for the purpose of establishing a conceptual basis to enable contractors to prepare a suitable proposal. Contractors choosing to use any or all information therein shall do so only if and when their engineering and design considerations so dictate. The contractor shall not depend on government provided information to determine cable lengths, condition of cable and other equipment, building construction or other physical considerations. These items must be determined by the contractor by site visits and physical surveys.


                                                         Section J, Attachment 1

                                   SECTION J

                              LIST OF ATTACHMENTS

       ATCH#           TITLE                                         PAGES
--------------------------------------------------------------------------------
         1    Equipment Performance Specification For a European     1-21
              Lodging Facility Telecommunications System (LFTS)
                EPS-93F-CSPO-015A
                CSPO/PGE
                Scott AFB IL 62225-5425

         2    DD Form 1423, Contract Data Requirements List          1-3
              (A001-A0011)

         3    DD Form 1664, Data Item Description
               Telecommunication Systems Installation Plan           1-3
               Cutover Plan                                            1
               Post-Cutover Quality Control Report                     1
               Comm-Computer Systems Installation Records            1-4
                (CSIRs)
               Training Plan                                         1-2
               Subscriber Education Pamphlet                           1
               Installation and Acceptance Test Plan                 1-5
               Test/lnspection Reports                               1-5
               Subscriber Ed. Pamphlet Standard Telephone Inst.        1
               Subscriber Ed. Pamphlet LT1-Line Telephone Inst.        1

         4    Appendix A - Ramstein Air Base Lodging Requirements    1-10

         5    Appendix B - Rhein Main Air Base Lodging Requirements  1-5

         6    Appendix C - Aviano Air Base Lodging Requirements      1-5

CONTRACT DATA REQUIREMENTS LIST                              FORM APPROVED
                                                             QMB NO. 0704-0188
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[ILLEGIBLE COPY]





-------------------------------------------------------------------------------
A.  CONTRACT LINE ITEM NO.


-------------------------------------------------------------------------------
B.  EXHIBIT


-------------------------------------------------------------------------------
C.  CATEGORY:

    TDP                            TM                        OTHER
-------------------------------------------------------------------------------
D.  SYSTEM/ITEM


-------------------------------------------------------------------------------
E.  CONTRACT/PR NO.


-------------------------------------------------------------------------------
F.  CONTRACTOR


-------------------------------------------------------------------------------
1.  DATA ITEM NO.

    A001
-------------------------------------------------------------------------------
2.  TITLE OF DATA ITEM

    Telecommunications System Installation Plan
-------------------------------------------------------------------------------
3.  SUBTITLE


-------------------------------------------------------------------------------
4.  AUTHORITY (Data Accountant Document No.)

    DI-GDRQ-80150
-------------------------------------------------------------------------------
5.  CONTRACT REFERENCE

    Para. 3.8.3
-------------------------------------------------------------------------------
6.  REQUIRING OFFICE

    USAFE/SVFS
--------------------------------------------------------------------------------
7.  DD 259 REQ

    yes
--------------------------------------------------------------------------------
8.  APP CODE

    A
--------------------------------------------------------------------------------
9.  DIST STATEMENT REQUIRED


--------------------------------------------------------------------------------
10. FREQUENCY

    One/R
--------------------------------------------------------------------------------
11. AS OF DATE

    N/A
--------------------------------------------------------------------------------
12. DATE OF FIRST SUBMISSION


--------------------------------------------------------------------------------
13. DATE OF SUBSEQUENT SUBMISSION


--------------------------------------------------------------------------------
14. DISTRIBUTION

                                                      b. COPIES
                                         ------------------------------------
        a. ADDRESSEE                                         Final
                                         Draft    ---------------------------
                                                      Req           Repro
    -------------------------------------------------------------------------
    USAFE/SVFS                                            1              1
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
15. TOTAL  [arrow]                                        1              1
--------------------------------------------------------------------------------
16. REMARKS

    See DID DD Form 1664, Telecommunications System Installation Plan.
    Plan shall be provided 30 days after contract award.
--------------------------------------------------------------------------------
17. PRICE GROUP


--------------------------------------------------------------------------------
18. ESTIMATED TOTAL PRICE


--------------------------------------------------------------------------------
1.  DATA ITEM NO.

    A002
-------------------------------------------------------------------------------
2.  TITLE OF DATA ITEM

    Cutover Plan
-------------------------------------------------------------------------------
3.  SUBTITLE


-------------------------------------------------------------------------------
4.  AUTHORITY (Data Accountant Document No.)

    DI-MGMT-80355
-------------------------------------------------------------------------------
5.  CONTRACT REFERENCE

    Para. 3.8.4
-------------------------------------------------------------------------------
6.  REQUIRING OFFICE


--------------------------------------------------------------------------------
7.  DD 259 REQ

    yes
--------------------------------------------------------------------------------
8.  APP CODE

    A
--------------------------------------------------------------------------------
9.  DIST STATEMENT REQUIRED


--------------------------------------------------------------------------------
10. FREQUENCY

    One/R
--------------------------------------------------------------------------------
11. AS OF DATE

    N/A
--------------------------------------------------------------------------------
12. DATE OF FIRST SUBMISSION


--------------------------------------------------------------------------------
13. DATE OF SUBSEQUENT SUBMISSION


--------------------------------------------------------------------------------
14. DISTRIBUTION

                                                      b. COPIES
                                         ------------------------------------
        a. ADDRESSEE                                         Final
                                         Draft    ---------------------------
                                                      Req           Repro
    -------------------------------------------------------------------------
    USAFE/SVFS                                            1              1
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
15. TOTAL  [arrow]                                        1              1
--------------------------------------------------------------------------------
16. REMARKS

    See DID DD Form 1664, Cutover Plan.
    Plan to be provided 90 days after contract award.
--------------------------------------------------------------------------------
17. PRICE GROUP


--------------------------------------------------------------------------------
18. ESTIMATED TOTAL PRICE


--------------------------------------------------------------------------------
1.  DATA ITEM NO.

    A003
-------------------------------------------------------------------------------
2.  TITLE OF DATA ITEM

    Post-Cutover Quality Control Report
-------------------------------------------------------------------------------
3.  SUBTITLE


-------------------------------------------------------------------------------
4.  AUTHORITY (Data Accountant Document No.)

    DI-QCIC-80135
-------------------------------------------------------------------------------
5.  CONTRACT REFERENCE

    Para. 3.8.4
-------------------------------------------------------------------------------
6.  REQUIRING OFFICE


--------------------------------------------------------------------------------
7.  DD 250 REQ


--------------------------------------------------------------------------------
8.  APP CODE

    A
--------------------------------------------------------------------------------
9.  DIST STATEMENT REQUIRED


--------------------------------------------------------------------------------
10. FREQUENCY

    One/R
--------------------------------------------------------------------------------
11. AS OF DATE

    N/A
--------------------------------------------------------------------------------
12. DATE OF FIRST SUBMISSION


--------------------------------------------------------------------------------
13. DATE OF SUBSEQUENT SUBMISSION


--------------------------------------------------------------------------------
14. DISTRIBUTION

                                                      b. COPIES
                                         ------------------------------------
        a. ADDRESSEE                                         Final
                                         Draft    ---------------------------
                                                      Req           Repro
    -------------------------------------------------------------------------
    USAFE/SVFS                                            1              1
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
15. TOTAL  [arrow]                                        1              1
--------------------------------------------------------------------------------
16. REMARKS

    See DID DD Form 1664, Post-Cutover Quality Control Report.
    Plan shall be provided 45 days before Acceptance Testing begins.
--------------------------------------------------------------------------------
17. PRICE GROUP


--------------------------------------------------------------------------------
18. ESTIMATED TOTAL PRICE


--------------------------------------------------------------------------------
1.  DATA ITEM NO.

    A004
-------------------------------------------------------------------------------
2.  TITLE OF DATA ITEM

    Comm-Computer Systems Installation Records (CSIRs)
-------------------------------------------------------------------------------
3.  SUBTITLE


-------------------------------------------------------------------------------
4.  AUTHORITY (??????????????????????????????)

    DI-DRPR-80151A
-------------------------------------------------------------------------------
5.  CONTRACT REFERENCE

    Para. 3.10
-------------------------------------------------------------------------------
6.  REQUIRING OFFICE


--------------------------------------------------------------------------------
7.  DD 250 REQ


--------------------------------------------------------------------------------
8.  A?? CODE


--------------------------------------------------------------------------------
9.  DIST STATEMENT REQUIRED


--------------------------------------------------------------------------------
10. FREQUENCY

    One Time
--------------------------------------------------------------------------------
11. AS OF DATE

    N/A
--------------------------------------------------------------------------------
12. DATE OF FIRST SUBMISSION


--------------------------------------------------------------------------------
13. DATE OF SUBSEQUENT SUBMISSION


--------------------------------------------------------------------------------
14. DISTRIBUTION

                                                      b. COPIES
                                         ------------------------------------
        a. ADDRESSEE                                         Final
                                         Draft    ---------------------------
                                                      Req           Repro
    -------------------------------------------------------------------------
    USAFE/SVFS                                            1              1
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
15. TOTAL  [arrow]                                        1              1
--------------------------------------------------------------------------------
16. REMARKS

    See DID DD Form 1664, Communications-Computer Systems Installation Records (CSTRs). Records shall be provided 15 days prior to final acceptance.
--------------------------------------------------------------------------------
17. PRICE GROUP


--------------------------------------------------------------------------------
18. ESTIMATED TOTAL PRICE


--------------------------------------------------------------------------------
G.  PREPARED BY

    WAYNE P. SELLERS
--------------------------------------------------------------------------------
H.  DATE

    25 Jan 96
--------------------------------------------------------------------------------
I.  APPROVED BY


--------------------------------------------------------------------------------
J.  DATE


--------------------------------------------------------------------------------
DD FORM 1423, JUN 90 (EF)     PREVIOUS EDITIONS ARE OBSOLETE.

                                                             Page 1 of 3 Pages.

CONTRACT DATA REQUIREMENTS LIST                              FORM APPROVED
                                                             QMB NO. 0704-0188
-------------------------------------------------------------------------------
[ILLEGIBLE COPY]





-------------------------------------------------------------------------------
A.  CONTRACT LINE ITEM NO.


-------------------------------------------------------------------------------
B.  EXHIBIT


-------------------------------------------------------------------------------
C.  CATEGORY:

    TDP                            TM                        OTHER
-------------------------------------------------------------------------------
D.  SYSTEM/ITEM


-------------------------------------------------------------------------------
E.  CONTRACT/PR NO.


-------------------------------------------------------------------------------
F.  CONTRACTOR


-------------------------------------------------------------------------------
1.  DATA ITEM NO.

    A005
-------------------------------------------------------------------------------
2.  TITLE OF DATA ITEM

    Training Plan
-------------------------------------------------------------------------------
3.  SUBTITLE


-------------------------------------------------------------------------------
4.  AUTHORITY (Data Accountant Document No.)

    DI-ILSS-80143
-------------------------------------------------------------------------------
5.  CONTRACT REFERENCE

    Para. 3.13
-------------------------------------------------------------------------------
6.  REQUIRING OFFICE


--------------------------------------------------------------------------------
7.  DD 250 REQ


--------------------------------------------------------------------------------
8.  AFF CODE

    A
--------------------------------------------------------------------------------
9.  DIST STATEMENT REQUIRED


--------------------------------------------------------------------------------
10. FREQUENCY

    One/R
--------------------------------------------------------------------------------
11. AS OF DATE

    N/A
--------------------------------------------------------------------------------
12. DATE OF FIRST SUBMISSION


--------------------------------------------------------------------------------
13. DATE OF SUBSEQUENT SUBMISSION


--------------------------------------------------------------------------------
14. DISTRIBUTION

                                                      b. COPIES
                                         ------------------------------------
        a. ADDRESSEE                                         Final
                                         Draft    ---------------------------
                                                      Req           Repro
    -------------------------------------------------------------------------
    USAFE/SVFS                                            1              1
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
15. TOTAL  [arrow]                                        1              1
--------------------------------------------------------------------------------
16. REMARKS

    See DID DD Form 1664, Training Plan.
    Plan shall be provided 60 days after contract award.
--------------------------------------------------------------------------------
17. PRICE GROUP


--------------------------------------------------------------------------------
18. ESTIMATED TOTAL PRICE


--------------------------------------------------------------------------------
1.  DATA ITEM NO.

    A006
-------------------------------------------------------------------------------
2.  TITLE OF DATA ITEM

    Traffic Measurement and Analysis
-------------------------------------------------------------------------------
3.  SUBTITLE


-------------------------------------------------------------------------------
4.  AUTHORITY (Data Accountant Document No.)


-------------------------------------------------------------------------------
5.  CONTRACT REFERENCE

    Para. 3.1.7, 3.2.4, and 3.8.4.2
-------------------------------------------------------------------------------
6.  REQUIRING OFFICE


--------------------------------------------------------------------------------
7.  DD 250 REQ


--------------------------------------------------------------------------------
8.  AFF CODE

    A
--------------------------------------------------------------------------------
9.  DIST STATEMENT REQUIRED


--------------------------------------------------------------------------------
10. FREQUENCY

    One/R
--------------------------------------------------------------------------------
11. AS OF DATE

    N/A
--------------------------------------------------------------------------------
12. DATE OF FIRST SUBMISSION


--------------------------------------------------------------------------------
13. DATE OF SUBSEQUENT SUBMISSION


--------------------------------------------------------------------------------
14. DISTRIBUTION

                                                      b. COPIES
                                         ------------------------------------
        a. ADDRESSEE                                         Final
                                         Draft    ---------------------------
                                                      Req           Repro
    -------------------------------------------------------------------------
    USAFE/SVFS                                            1              1
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
15. TOTAL  [arrow]                                        1              1
--------------------------------------------------------------------------------
16. REMARKS

    Format and content will be proposed by the contractor using the requirements in Section C, paragraph 3.2.4 and reviewed and accepted by the Government. Plan shall be provided 90 days after contract award date.
--------------------------------------------------------------------------------
17. PRICE GROUP


--------------------------------------------------------------------------------
18. ESTIMATED TOTAL PRICE


--------------------------------------------------------------------------------
1.  DATA ITEM NO.

    A007
-------------------------------------------------------------------------------
2.  TITLE OF DATA ITEM

    Subscriber Education Pamphlet
-------------------------------------------------------------------------------
3.  SUBTITLE


-------------------------------------------------------------------------------
4.  AUTHORITY (Data Accountant Document No.)

    DI-MISC-80129/T
-------------------------------------------------------------------------------
5.  CONTRACT REFERENCE

    Para. 3.13.5 and 3.14
-------------------------------------------------------------------------------
6.  REQUIRING OFFICE


--------------------------------------------------------------------------------
7.  DD 250 REQ


--------------------------------------------------------------------------------
8.  AFF CODE

    A
--------------------------------------------------------------------------------
9.  DIST STATEMENT REQUIRED


--------------------------------------------------------------------------------
10. FREQUENCY

    One/R
--------------------------------------------------------------------------------
11. AS OF DATE

    N/A
--------------------------------------------------------------------------------
12. DATE OF FIRST SUBMISSION


--------------------------------------------------------------------------------
13. DATE OF SUBSEQUENT SUBMISSION


--------------------------------------------------------------------------------
14. DISTRIBUTION

                                                      b. COPIES
                                         ------------------------------------
        a. ADDRESSEE                                         Final
                                         Draft    ---------------------------
                                                      Req           Repro
    -------------------------------------------------------------------------
    USAFE/SVFS                                            1              1
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
15. TOTAL  [arrow]                                        1              1
--------------------------------------------------------------------------------
16. REMARKS

    See DID DD Form 1664, Subscriber Education Pamphlet.
    Pamphlet shall be provided 15 days prior to acceptance start date.
--------------------------------------------------------------------------------
17. PRICE GROUP


--------------------------------------------------------------------------------
18. ESTIMATED TOTAL PRICE


--------------------------------------------------------------------------------
1.  DATA ITEM NO.

    A008
-------------------------------------------------------------------------------
2.  TITLE OF DATA ITEM

    Installation and Acceptance Test Plan (IATP)
-------------------------------------------------------------------------------
3.  SUBTITLE


-------------------------------------------------------------------------------
4.  AUTHORITY (Data Accountant Document No.)

    DI-QCIC-80154A
-------------------------------------------------------------------------------
5.  CONTRACT REFERENCE

    Para. 4.3 and 4.4
-------------------------------------------------------------------------------
6.  REQUIRING OFFICE


--------------------------------------------------------------------------------
7.  DD 250 REQ


--------------------------------------------------------------------------------
8.  AFF CODE

    A
--------------------------------------------------------------------------------
9.  DIST STATEMENT REQUIRED


--------------------------------------------------------------------------------
10. FREQUENCY

    One/R
--------------------------------------------------------------------------------
11. AS OF DATE

    N/A
--------------------------------------------------------------------------------
12. DATE OF FIRST SUBMISSION


--------------------------------------------------------------------------------
13. DATE OF SUBSEQUENT SUBMISSION


--------------------------------------------------------------------------------
14. DISTRIBUTION

                                                      b. COPIES
                                         ------------------------------------
        a. ADDRESSEE                                         Final
                                         Draft    ---------------------------
                                                      Req           Repro
    -------------------------------------------------------------------------
    USAFE/SVFS                                            1              1
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
15. TOTAL  [arrow]                                        1              1
--------------------------------------------------------------------------------
16. REMARKS

    See DID DD Form 1664, Installation and Acceptance Test Plan (IATP).
    Plan shall be provided 15 days prior to acceptance start date.
--------------------------------------------------------------------------------
17. PRICE GROUP


--------------------------------------------------------------------------------
18. ESTIMATED TOTAL PRICE


--------------------------------------------------------------------------------
G.  PREPARED BY

    WAYNE P. SELLERS
--------------------------------------------------------------------------------
H.  DATE

    26 Jan 96
--------------------------------------------------------------------------------
I.  APPROVED BY


--------------------------------------------------------------------------------
J.  DATE


--------------------------------------------------------------------------------
DD FORM 1423, JUN 90 (EF)     PREVIOUS EDITIONS ARE OBSOLETE.

                                                             Page 2 of 3 Pages

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[ILLEGIBLE COPY]





-------------------------------------------------------------------------------
A.  CONTRACT LINE ITEM NO.


-------------------------------------------------------------------------------
B.  EXHIBIT


-------------------------------------------------------------------------------
C.  CATEGORY:

    TDP                            TM                        OTHER
-------------------------------------------------------------------------------
D.  SYSTEM/ITEM


-------------------------------------------------------------------------------
E.  CONTRACT/PR NO.


-------------------------------------------------------------------------------
F.  CONTRACTOR


-------------------------------------------------------------------------------
1.  DATA ITEM NO.

    A0009
-------------------------------------------------------------------------------
2.  TITLE OF DATA ITEM

    Test/Inspection Reports
-------------------------------------------------------------------------------
3.  SUBTITLE


-------------------------------------------------------------------------------
4.  AUTHORITY (Data Acquisition Documentation No.)

    DI-NDTI-80809A
-------------------------------------------------------------------------------
5.  CONTRACT REFERENCE

    Para. 4.4.1
-------------------------------------------------------------------------------
6.  REQUIRING OFFICE


--------------------------------------------------------------------------------
7.  DD 250 REQ


--------------------------------------------------------------------------------
8.  APT CODE

    A
--------------------------------------------------------------------------------
9.  DIST STATEMENT REQUIRED


--------------------------------------------------------------------------------
10. FREQUENCY

    One/R
--------------------------------------------------------------------------------
11. AS OF DATE

    N/A
--------------------------------------------------------------------------------
12. DATE OF FIRST SUBMISSION


--------------------------------------------------------------------------------
13. DATE OF SUBSEQUENT SUBMISSION


--------------------------------------------------------------------------------
14. DISTRIBUTION

                                                      b. COPIES
                                         ------------------------------------
        a. ADDRESSEE                                         Final
                                         Draft    ---------------------------
                                                      Req           Repro
    -------------------------------------------------------------------------
    USAFE/SVFS                                            1              1
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
15. TOTAL  [arrow]                                        1              1
--------------------------------------------------------------------------------
16. REMARKS

    See DID DD 1664, Test/Inspection Reports. Plan shall be provided within 15 days prior to acceptance start date at all sites.
--------------------------------------------------------------------------------
17. PRICE GROUP


--------------------------------------------------------------------------------
18. ESTIMATED TOTAL PRICE


--------------------------------------------------------------------------------
1.  DATA ITEM NO.

    A0010
-------------------------------------------------------------------------------
2.  TITLE OF DATA ITEM

    Subscriber Ed. Pamphlet Standard Telephone Inst.
-------------------------------------------------------------------------------
3.  SUBTITLE


-------------------------------------------------------------------------------
4.  AUTHORITY (Data Acquisition Documentation No.)

    DI-MISC-80129/T
-------------------------------------------------------------------------------
5.  CONTRACT REFERENCE

    Para. 3.13.5 and 3.14
-------------------------------------------------------------------------------
6.  REQUIRING OFFICE


--------------------------------------------------------------------------------
7.  DD 250 REQ


--------------------------------------------------------------------------------
8.  APT CODE


--------------------------------------------------------------------------------
9.  DIST STATEMENT REQUIRED


--------------------------------------------------------------------------------
10. FREQUENCY

    One/R
--------------------------------------------------------------------------------
11. AS OF DATE

    N/A
--------------------------------------------------------------------------------
12. DATE OF FIRST SUBMISSION


--------------------------------------------------------------------------------
13. DATE OF SUBSEQUENT SUBMISSION


--------------------------------------------------------------------------------
14. DISTRIBUTION

                                                      b. COPIES
                                         ------------------------------------
        a. ADDRESSEE                                         Final
                                         Draft    ---------------------------
                                                      Req           Repro
    -------------------------------------------------------------------------
    USAFE/SVFS                                            1              1
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
15. TOTAL  [arrow]                                        1              1
--------------------------------------------------------------------------------
16. REMARKS

    See DID DD 1664, Subscriber Education Pamphlet Standard Telephone Instrument. Pamphlet shall be provided 15 days prior to acceptance start date.
--------------------------------------------------------------------------------
17. PRICE GROUP


--------------------------------------------------------------------------------
18. ESTIMATED TOTAL PRICE


--------------------------------------------------------------------------------
1.  DATA ITEM NO.

    A0011
-------------------------------------------------------------------------------
2.  TITLE OF DATA ITEM

    Subscriber Ed.Pamphlet LT1-Line Telephone
-------------------------------------------------------------------------------
3.  SUBTITLE


-------------------------------------------------------------------------------
4.  AUTHORITY (Data Acquisition Documentation No.)

    DI-QCIC-80129/T
-------------------------------------------------------------------------------
5.  CONTRACT REFERENCE

    Para. 3.13.5 and 3.14
-------------------------------------------------------------------------------
6.  REQUIRING OFFICE


--------------------------------------------------------------------------------
7.  DD 250 REQ


--------------------------------------------------------------------------------
8.  APT CODE

    A
--------------------------------------------------------------------------------
9.  DIST STATEMENT REQUIRED


--------------------------------------------------------------------------------
10. FREQUENCY

    One/R
--------------------------------------------------------------------------------
11. AS OF DATE

    N/A
--------------------------------------------------------------------------------
12. DATE OF FIRST SUBMISSION


--------------------------------------------------------------------------------
13. DATE OF SUBSEQUENT SUBMISSION


--------------------------------------------------------------------------------
14. DISTRIBUTION

                                                      b. COPIES
                                         ------------------------------------
        a. ADDRESSEE                                         Final
                                         Draft    ---------------------------
                                                      Req           Repro
    -------------------------------------------------------------------------
    USAFE/SVFS                                            1              1
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
15. TOTAL  [arrow]                                        1              1
--------------------------------------------------------------------------------
16. REMARKS

    See DID DD 1664, Subscriber Education Pamphlet LT1-Line Telephone Instrument. Pamphlets shall be provided 15 days prior to acceptance start date.
--------------------------------------------------------------------------------
17. PRICE GROUP


--------------------------------------------------------------------------------
18. ESTIMATED TOTAL PRICE


--------------------------------------------------------------------------------
1.  DATA ITEM NO.


-------------------------------------------------------------------------------
2.  TITLE OF DATA ITEM


-------------------------------------------------------------------------------
3.  SUBTITLE


-------------------------------------------------------------------------------
4.  AUTHORITY (Data Acquisition Documentation No.)


-------------------------------------------------------------------------------
5.  CONTRACT REFERENCE


-------------------------------------------------------------------------------
6.  REQUIRING OFFICE


--------------------------------------------------------------------------------
7.  DD 250 REQ


--------------------------------------------------------------------------------
8.  APT CODE


--------------------------------------------------------------------------------
9.  DIST STATEMENT REQUIRED


--------------------------------------------------------------------------------
10. FREQUENCY


--------------------------------------------------------------------------------
11. AS OF DATE


--------------------------------------------------------------------------------
12. DATE OF FIRST SUBMISSION


--------------------------------------------------------------------------------
13. DATE OF SUBSEQUENT SUBMISSION


--------------------------------------------------------------------------------
14. DISTRIBUTION

                                                      b. COPIES
                                         ------------------------------------
        a. ADDRESSEE                                         Final
                                         Draft    ---------------------------
                                                      Req           Repro
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
15. TOTAL  [arrow]
--------------------------------------------------------------------------------
16. REMARKS



--------------------------------------------------------------------------------
17. PRICE GROUP


--------------------------------------------------------------------------------
18. ESTIMATED TOTAL PRICE


--------------------------------------------------------------------------------
G.  PREPARED BY

    WAYNE P. SELLERS
--------------------------------------------------------------------------------
H.  DATE

    25 Jan 96
--------------------------------------------------------------------------------
I.  APPROVED BY


--------------------------------------------------------------------------------
J.  DATE


--------------------------------------------------------------------------------
DD FORM 1423, JUN 90 (EF)     PREVIOUS EDITIONS ARE OBSOLETE.

                                                             Page 3 of 3 Pages.

--------------------------------------------------------------------------------
                 DATA ITEM DESCRIPTION                           Form Approved
                                                               OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for the collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.

1.  TITLE                                              2.  IDENTIFICATION NUMBER

TELECOMMUNICATION SYSTEMS INSTALLATION PLAN            DI-GDRQ-80150

--------------------------------------------------------------------------------
3.  DESCRIPTION/PURPOSE

3.1 This plan details the contractor's methods and site specific plans for installation of the telecommunications system. It provides the Government the opportunity to review the contractor's plans so any problems can be identified and resolved prior to installation start.

--------------------------------------------------------------------------------

4.  APPROVAL DATE        5.  OFFICE OF PRIMARY RESPONSIBILITY (OPR)      6a.  DTIC APPLICABLE       6b.  GIDEP APPLICABLE
    (YYMMDD)

       96/04/07          F/AFCC-TSFMO

--------------------------------------------------------------------------------
7.  APPLICATION/INTERRELATIONSHIP

7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement for this data included in the contract.

--------------------------------------------------------------------------------
8.  APPROVAL LIMITATION          9a. APPLICABLE FORMS           9b.  AMSC NUMBER

                                                                F3813
--------------------------------------------------------------------------------
10.  PREPARATION INSTRUCTIONS

10.1 Contract. This data item is generated by the contract which contains a specific and discrete work task to develop this data product.

10.2 General. The Telecommunications System Installation Plan (TSIP) shall contain a detailed description of the methods and procedures the contractor intends to use in installing the system. It shall detail the exact configuration the system shall be installed in. It shall also contain any site specific plans for unique installation requirements at the applicable location. The plan shall be standalone to the maximum extent possible, references to other documents shall be kept to any absolute minimum.

10.3 Contents.  The plan shall include the following topics:

a.  List of equipment components to be installed.

b.  Drawings and diagrams of proposed floor plan layouts.

c.  Drawings of installation details.

d.  Power requirements and cabling.

e.  Installation schedule and implementation flowchart.

f.  Detailed installation standards and procedures.

                                                           (Continued on page 2)
--------------------------------------------------------------------------------
11.  DISTRIBUTION STATEMENT


--------------------------------------------------------------------------------
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                                                           Page  1  of  3  Pages

                                 DI-GDRQ-80150

10.3.1 Hardware/Software List. The hardware/software list shall be provided as an appendix to the TSIP. The list shall identify all hardware items and software items/modules to be delivered and installed by the contractor. The hardware/software list shall contain the following information for each hardware item and software package:

         a. Manufacturer's or vendor's part nomenclature and brief functional description.

         b. Manufacturer's or vendor's part number.

         c. Quantity.

         d. Equipment frame, shelf, position-slot number (hardware only).

The hardware/software list shall be segregated into major functional groups (e.g., line base units, trunk base units, processor groups, software packages that correspond to the breakout of established contract line items). When an item consists of several lower level sub-assemblies, modules or units. the listing shall identify the corresponding part nomenclatures, part numbers and quantities down to the lowest replaceable unit. The physical location of each hardware item shall be identified by equipment cabinet, frame, shelf, card slot position etc. A master list shall be included which provides a listing of all hardware and software items by part number and their total quantity.

10.3.2 Floor Plan Layout. The floor plan layout shall be provided as a set of scaled drawings which indicate where and how the contractor proposes to layout all equipment bays, cable racks, main distribution frame, and miscellaneous equipment including the battery room, telephone service center and attendant room. All equipment and layout dimensions and measurements shall be specified. Both front and top view shall be included.

10.3.3 Installation Detail Drawings. Installation detail drawings shall include detailed indications of how the contractor proposes to install the equipment. These drawings shall detail how the equipment will interface government-furnished or commercial equipment, specifying demarcation points of interconnections. All connections required to locate, position, mount or attach equipment to the floor, walls or ceiling shall be specified in detail. Schematic or wiring diagrams of equipment bay interconnection shall be included. Drawings shall include terminal block layouts of the MDF, both vertical and horizontal sides.

10.3.4 Power and Cable Requirements. The power requirement and cable layouts shall be detailed in a separate set of drawings. Cable layouts shall include lists of cable sixes, lengths and wire gauges, exact termination locations, cable routings in racks, trenches, trays or any other location. All power distribution cables or systems shall be detailed including battery rack and rectifier cabling diagrams, and distribution to equipment bays and racks. Information shall be provided on power requirements such as size and capacity of rectifiers, batteries, and any power boards to be furnished by the contractor.

10.3.5 Installation Schedule and Implementation Flowchart. The installation schedule shall cover the overall schedule and milestone dates such as delivery of equipment installation start, installation testing start, etc. An implementation flowchart shall be provided which indicates which critical tasks must be accomplished and in which particular order.

10.3.6 Detailed Installation Standards and Procedures. The detailed narrative shall include all standards, methods and procedures the contractor intends to use to install the system. The narrative shall detail each step required to install the major subsystems. The narrative will tie together the schedule, flowchart, drawings and equipment list into an overall description of the installation plans. All tables and illustrations shall be clearly understandable and logically arranged. The contractor's format is acceptable.

10.4 Drawings Format. The drawings can be prepared in accordance with American National Standards Institute Engineering Drawings and Related Documentation Practices. All drawings shall be rise "D" or "E". When contractor symbols, referenced designations, codes, standards, abbreviations. etc., are referenced on drawings, they shall, if a government- or nationally-recognized industry standard is applicable, include a cross reference to the government or industry standard on the drawing or in a document furnished to the government. If a government- or nationally-recognized industry standard is not applicable, the contractor symbols, referenced designations. etc., shall be explained on the drawings or in a document referenced on the drawing. A legend shall be provided to interpret all drafting symbols.

10.5 Revisions. Proposed revisions to the TSIP shall include the following information in the following format:

         a. Addresses.

         b. Originator. Shall include:

                  (1) Organization/company requesting the revision.

                  (2) Representative's name and phone number.

                  (3) Representative's signature.

                  (4) Date of request.

         c. Revision Request. Shall include:

                  (1) Revision number. (These numbers will be in sequential order beginning with V001.)

                  (2) Documents affected.

                  (3) Contract number.

                  (4) Indicate whether the revision is installation, removal, and/or relocation.

                  (5) Proposed date the revision will take effect.

                  (6) Location(s) affected by the revisions.

                  (7) Reason for the revision - include risks - avoid generalities.

                  (8) Nature of the revision - include whether temporary or permanent, method to be used, project impact, risk, etc.

                  (9) Government action(s) required.

--------------------------------------------------------------------------------
                         DATA ITEM DESCRIPTION                   Form Approved
                                                               OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for the collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.
--------------------------------------------------------------------------------
1.  TITLE                                              2.  IDENTIFICATION NUMBER

CUTOVER PLAN                                           DI-MGMT-80355

--------------------------------------------------------------------------------
3.  DESCRIPTION/PURPOSE

3.1 The cutover plan is designed to supply information on the conditions and actions necessary to ensure a successful cutover of any new system.
--------------------------------------------------------------------------------

4.  APPROVAL DATE       5.  OFFICE OF PRIMARY RESPONSIBILITY (OPR)      6a.  DTIC APPLICABLE      6b.  GIDEP APPLICABLE
    (YYMMDD)

      88/10/07          HQ EEG/EIEWS

--------------------------------------------------------------------------------
7.  APPLICATION/INTERRELATIONSHIP

7.1 This Data Item Description contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement for this data included in the contract.

--------------------------------------------------------------------------------
8.  APPROVAL LIMITATION         9a. APPLICABLE FORMS            9b.  AMSC NUMBER

                                                                F3813
--------------------------------------------------------------------------------
10.  PREPARATION INSTRUCTIONS

10.1 Content and Forms: The content of the cutover plan shall be as shown and shall be provided in the contractor's format. The plan shall include:

a.  A set of conditions which must exist prior to start of cutover.

b. A detailed priority listing of actions/events that must occur for a successful cutover.

c.  The responsibilities of the contractor.

d.  The responsibilities of the government.

e.  The responsibilities of other telecommunications agencies.

f.  Time phasing of actions/events.


--------------------------------------------------------------------------------
11.  DISTRIBUTION STATEMENT


--------------------------------------------------------------------------------
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                                                            Page  1  of  1 Pages

--------------------------------------------------------------------------------
                    DATA ITEM DESCRIPTION                        Form Approved
                                                               OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching among data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.
--------------------------------------------------------------------------------
1.  TITLE                                              2.  IDENTIFICATION NUMBER

POST-CUTOVER QUALITY CONTROL REPORT                    DI-QCIC-80135

--------------------------------------------------------------------------------
3.  DESCRIPTION/PURPOSE

3.1 This report provides data for evaluating the performance of a system after installation completion and cutover and evaluating the contractor's service record. This report will be used by the government to evaluate the contractor's quality control.

--------------------------------------------------------------------------------

4.  APPROVAL DATE      5.  OFFICE OF PRIMARY RESPONSIBILITY (OPR)      6a.  DTIC APPLICABLE      6b.  GIDEP APPLICABLE
    (YYMMDD)

      86/04/07         F/AFCC-TSPNO

--------------------------------------------------------------------------------
7.  APPLICATION/INTERRELATIONSHIP

7.1 This Data Item Description contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement for this data included in the contract.

--------------------------------------------------------------------------------
8.  APPROVAL LIMITATION          9a. APPLICABLE FORMS           9b.  AMSC NUMBER

                                                                F3798
--------------------------------------------------------------------------------
10.  PREPARATION INSTRUCTIONS

10.1 Contract. This data time is generated by the contract which contains a specific and discrete work task to develop this data product.

10.2  Contents.  The report shall include the following information:

      a.  Total line and trunk outages reported for the month.

      b. List of all lines and trunks not repaired within specified time limits.

      c. Total number of routine service requests received from the base information systems officer (BISO) for the month.

      d. Total number of emergency service requests received from the BISO for the month and total man-hours utilized.

      e. List of all service requests not repaired within specified time limits.

      f.  Overall status of the system.

      g.  Deficiencies of the system.

      h.  Corrective actions taken or planned for the above deficiencies.

      i. Recommended changes to ensure the system continues to meet all requirements.

      j. Major and catastrophic failures with corrective actions taken or scheduled.

--------------------------------------------------------------------------------
11.  DISTRIBUTION STATEMENT


--------------------------------------------------------------------------------
DD FORM 1664, APR 89 (EF-V1) (PerFORM PRO)       PREVIOUS EDITIONS ARE OBSOLETE.


                                                           Page  1  of  1  Pages

--------------------------------------------------------------------------------
                 DATA ITEM DESCRIPTION                           Form Approved
                                                               OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for the collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services. Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.
--------------------------------------------------------------------------------
1.  TITLE                                              2.  IDENTIFICATION NUMBER

COMMUNICATIONS-COMPUTER SYSTEMS INSTALLATION RECORDS       DI-DRPR-80151A
(CSIRs)
--------------------------------------------------------------------------------
3.  Description/Purpose

3.1 CSIRs are drawings and records of telecommunications equipment installed in buildings and on the facility. CSIRs are used for planning, programming, and supporting Communications-Computer System (C-CS) operations and maintenance, systems integration, and future engineering and installation efforts. CSIRs reflect what, when, where, and how C-CS are installed, show current equipment configuration and interconnecting cabling, and show assigned circuitry for a particular facility, building or location.
                                                                   (Continued on
--------------------------------------------------------------------------------

4.  APPROVAL DATE     5.  OFFICE OF PRIMARY RESPONSIBILITY (OPR)   6a.  DTIC APPLICABLE   6b.  GIDEP APPLICABLE
    (YYMMDD)

    94/01/25          F/CSPO-PGLB

--------------------------------------------------------------------------------
7.  APPLICATION/INTERRELATIONSHIP

7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement as delineated in the contract.

7.2 CSIRs will be maintained for use to support C-CS life-cycle management.

7.3 This DID supersedes DI-DRPR-80151.
--------------------------------------------------------------------------------
8.  APPROVAL LIMITATION          9a.  APPLICABLE FORMS          9b.  AMSC NUMBER

                                                                F6984
--------------------------------------------------------------------------------
10.  PREPARATION INSTRUCTIONS

10.1 Content. The records shall be for the inside and outside telephone portion of the telecommunications system. Inside plant consists of all dial central office switching and associated equipment, attendant console and working area, main distribution frame, and support equipment contained in the central office facility. Where distributed switching is used, each location having switching related equipment shall be part of the inside plant. Outside plant consists of all telephone and data distribution cables including building "house" cables (other than individual station wire to instruments), duct banks carrying cables, manholes, handholes, terminals, distribution frames, carrier equipment and other fixed installations. All splices, terminations, clear caps, pressure and ground points on the cable distribution system shall be identified and clearly marked on the drawings. The CSIRs consist of the following.

         a. Base Layout Map. This is a scaled grided map for a particular base, site, or station. The grid overlay shall cover the base proper with as few grids as possible and be arranged in the best position to show C-CS features, not necessarily on the basis of compass, magnetic or survey points. The grid shall be oriented to allow the building housing the telephone central office to appear as near the center of a subgrid as possible. The Government will provide scale and grid identification. The base layout map shall show the entire physical base boundary and all remote locations which are technically a part of the main base. The base layout map shall contain location and identifications of all existing facilities, building, structures, avenues of transportation on and connecting to the base, including all access openings in the boundary which connect to identified major transportation routes, highways, railroads, streets, and canals. Off-base property shall be shown in its exact geographical relation to the base proper by use of broken extension and dimension lines.

                                                           (Continued on page 2)
--------------------------------------------------------------------------------
11.  DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release, distribution is unlimited.
--------------------------------------------------------------------------------
DD FORM 1664, APR 89 (EF-V1) (PerFORM PRO)       PREVIOUS EDITIONS ARE OBSOLETE.


                                                               Page 1 of 4 Pages

                                 DI-DRPR-80151A

3.2. CSIRs are used in conjunction with facility records for other equipment commodities to ensure that complete records are available of all information systems on a base or station.

Block 10, Preparation Instructions (continued)

         b. Building layout drawing. This is the key drawing to the family of drawings associated with a complex building and shall identify all associated building drawing records. The drawing shall be a building outline drawing contained on one sheet scaled sufficiently to depict internal and external access openings. It shall show the "house" cable layout, terminal locations, and terminal cable counts. Where terminal layouts are extensive (greater than 100 pairs), or involve cross connects, a face view of the terminal layout is required.

         c. Floor plan drawing. This drawing contains a scaled plan view of a room or an area as identified by the building layout drawing. The drawing shall show the exterior walls, and the location of all fixed partitions and method of entrance of outside cable, through ports, conduits, or wave guides. When it is critical to the placement of equipment, the drawing shall also show wall thickness, direction of door swing, access openings, ceiling height and other required dimensions. Any restriction to installation, maintenance, or operation shall be noted on the drawing. Heavy lines, with Floor Plan Item (FPI) numbers, shall identify the front of racks and equipment. A corresponding table shall describe the equipment by FPI and short title.

         d. Face equipment drawing. This drawing is an elevation view of equipment racks, consoles, and cabinets identified on the floor plan drawing with the P1 number. The drawings shall include arrangement of components, showing control and indicators, layout of circuit cards, power distribution panels showing fuse, circuit breaker and safety switch layout, test positions and other similar information necessary to characterize that equipment cabinet or rack.

         e. Cable vault drawing. This drawing shows location, racking cabling, splices, steps access ports, and ceiling sleeves in a cable vault. This drawings shall show the relationship of the vault to the building, an elevation view showing lengths, width, headroom, and duct arrangement. It shall indicate arrangement of cables on the racks, locations of valves, pressure plugs, sleeves, splices, and the manner in which the cables enter the vertical side of the main distributing frame. Cables shall be identified by the cable type, number and count.

         f. Cable list drawing. This drawing is a tabular or list form to show major cable runs and power cables. This drawing shall include, cable number and type, starting and ending points, length of cable runs, and all figures required to supplement tabular data.

         g. Cable rack drawing. This drawing shows the placement of cable racks, runways, and raceways used to route interconnecting cables for the equipment and to route cables to and from the main distribution frame.

         h. Cross-connect drawing. This drawing is to depict wiring cross-connection between equipment and their remote components (i.e. jumpers on a distribution frame, building entrance terminals, and at user equipment).

         i. Distribution frame drawing. This drawing show the horizontal and vertical layout arrangement of various types of frames such as main, intermediate and combined. The drawing shall include the frame type, cables and pair counts on each vertical, and terminal block identification for both vertical and horizontal sides.

         j. Schematic diagram. This diagram shows the electrical path of a circuit with the use of symbols to represent components. The diagram shows the equipment contained in the central office, including line/trunk card layout and traffic density. The power system, power distribution, and grounding system shall be indicated on separate sheets.

                                DI-DRPR-80151 A

         k. Cable diagram. This diagram shows detailed cable layouts in gritted sections to the scale specified by the government. Diagrams shall show all cables installed, cable identification, terminals, manholes, lengths between manholes, poles, and splices.


         l. Manhole diagram. These diagrams show each manhole and handhold used in the underground distribution system. The diagram shall include overall dimensions of each wall of the structure, location of conduit and stout entries, cable racks, pulling irons, bonding and grounding hardware, type of drainage and any other equipment pertinent to the manhole. The diagram shall also include the physical layout of cables, cable type and size, cable number and count, splice closure type and size, type of splice connectors with number of banks for modular connectors, and conduit size and type.

         m. Key sheets. These sheets list all drawing records associated with the inside plant telephone central office by title, drawing number and any pertinent remarks.

10.2 Symbols and abbreviations. Government or nationally recognized standard symbols shall be used. A cross references table showing each symbol and its meaning shall be included.

10.3 Drawing number system. This requirement applies to Air Force only. The numbering system employs a five element format.

         a. Geographical location indicator (GELOC). The first element denotes the precise location of the installation to which the drawing applies. The government will provide the specific GELOC.

         b. Category. The second element categorizes the drawing record according to its application. There are six categories as follows:

                  (1) Standard drawings S. Drawings that depict C-CS data applicable to more than one system, facility, equipment, or installation method.

                  (2) Planning drawings P. Drawings that depict preliminary data to identify operational and programming requirements for a C-CS facility.

                  (3) Transportable system drawings T. Drawings that depict C-CS design data peculiarly applicable to a transportable or mobile system or facility.

                  (4) Grid drawings G. Drawings that depict the portion of C-CS facilities located outside the physical confines of buildings.

                  (5) Building drawings B. Drawings that depict the portions of C-CS facilities located within specific buildings.

                  (6) Mixed drawings M. Drawings that depict the portions of C-CS facilities located both inside and outside of buildings.

         c. Base address or serial number. The third element is a five digit serial number directly related to the category element

                  (1) Standard and transportable drawings (categories S and T). The government will provide a five digit serial number.

                  (2) Building drawings (category B). The building number assigned by the base, preceded by sufficient zeros to total five digits.

                                 DI-DRPR-8015lA

                  (3) Grid drawings (category G). The specific grid location of C-CS facilities outside of buildings. The grid number is determined from a base layout map. The first two digits identify the horizontal row and the last three digits identify the vertical row containing the specific grid.

                  (4) Mixed drawings (category M). The serial number shall be 00000.

                  (5) Planning drawings (category P). Determined by the content according to category definition for S, T, B, M. and G drawings.

         d. Function. The fourth element classifies a drawing according to the predominant type of graphic illustration or information it presents. The government will provide the function identifiers.

         e. B facility code. The fifth element identifies the C-CS facility depicted on a drawing. The government will provide the facility codes. When move than one C-CS is depicted, the code shall be 000.

--------------------------------------------------------------------------------
               DATA ITEM DESCRIPTION                             Form Approved
                                                               OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for the collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services. Directorate for Information Operations and Reports. 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.
--------------------------------------------------------------------------------
1.  TITLE                                              2.  IDENTIFICATION NUMBER

TRAINING PLAN                                          DI-ILSS-80143

--------------------------------------------------------------------------------
3.  Description/Purpose

3.1 The training plan provides relevant information on contractor provided training. It allows the government to review the proposed training and comment on it before approval.

--------------------------------------------------------------------------------

4.  APPROVAL DATE     5.  OFFICE OF PRIMARY RESPONSIBILITY (OPR)     6a.  DTIC APPLICABLE     6b.  GIDEP APPLICABLE
    (YYMMDD)

       88/10/07       HQ EEG/EIEWS

--------------------------------------------------------------------------------
7.  APPLICATION/INTERRELATIONSHIP

7.1 This data item description contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement for this data included in the contract.

--------------------------------------------------------------------------------
8.  APPROVAL LIMITATION          9a.  APPLICABLE FORMS          9b.  AMSC NUMBER

                                                                F3806
--------------------------------------------------------------------------------
10.  PREPARATION INSTRUCTIONS

10.4 Contract. This data item is generated by the contract which contains a specific and discrete work task to develop this data product.


10.2 General. The training plan shall provide information on the training to be provided government personnel. The plan shall include the following information:

         a. Course description.

         b.  Prerequisites (if required).

         c.  Course length (including time devoted to each area of course).

         d. Method of presentation (show breakdown of methods, i.e., lecture, demonstration hands-on and directed study).

         e. Method of evaluation. Establish minimum acceptable written and performance standards and method of evaluation of directed study. A plan shall be included to show that each student achieved at least minimum course objectives by written and performance tests.

         f.  Lists of manuals or training equipment required
(contractor-provided documents or materials shall be included).

         g.  Recommended sizes of course.

                                                           (Continued on page 2)
--------------------------------------------------------------------------------
11.  DISTRIBUTION STATEMENT

--------------------------------------------------------------------------------
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                                                               Page 1 of 2 Pages

                                  DI-ILSS-80143

         h. Recommended location of training and type of facility required (i.e. classroom, auditorium, switchroom, etc.)

         i. List of measurable objectives (tasks) required by graduates to demonstrate successful completion of course.

         j. Proposed schedule for training courses.

         k. Number of hours of "hands-on" training to be provided each student.

10.2 Course Description. The course description shall be a narrative explanation of the subject matter of the specific type(s) of course(s). The course format, objective, and training materials shall be described in sufficient detail to ensure the students will receive required training. A proposed syllabus of the course(s) shall be included.

--------------------------------------------------------------------------------
                    DATA ITEM DESCRIPTION                        Form Approved
                                                               OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for the collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services. Directorate for Information Operations and Reports. 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.
--------------------------------------------------------------------------------
1.  TITLE                                              2.  IDENTIFICATION NUMBER

SUBSCRIBER EDUCATION PAMPHLET                          DI-MISC-80129/T
--------------------------------------------------------------------------------
3.  Description/Purpose

3.1 The pamphlet contains information on operation of switching system station features. It will be used by the government for education of base users.

--------------------------------------------------------------------------------

4.  APPROVAL DATE       5.  OFFICE OF PRIMARY RESPONSIBILITY (OPR)       6a.  DTIC APPLICABLE      6b.  GIDEP APPLICABLE
    (YYMMDD)

       88/10/07         HQ EEG/EIEWS

--------------------------------------------------------------------------------
7.  APPLICATION/INTERRELATIONSHIP

7.1 This data item description contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement for this data included in the contract.

--------------------------------------------------------------------------------
8.  APPROVAL LIMITATION          9a.  APPLICABLE FORMS          9b.  AMSC NUMBER

                                                                F3792
--------------------------------------------------------------------------------
10.  PREPARATION INSTRUCTIONS

10.1 Contract. This data item is generated by the contract which contains a specific and discrete work task to develop this data product.

10.2 General. The pamphlet shall contain all information necessary to instruct users on the use of switching system station features (e.g., call forwarding, consultation hold, call transfer, etc.). The pamphlet shall contain any special instructions on the use of special instruments required to use certain features. Dialing instructions for all types of calls and all types of features available shall be included. The pamphlet shall be prepared in the contractor's format.
--------------------------------------------------------------------------------
11.  DISTRIBUTION STATEMENT


--------------------------------------------------------------------------------
DD FORM 1664, APR 89 (EF-V1) (PerFORM PRO)       PREVIOUS EDITIONS ARE OBSOLETE.


                                                               Page 1 of 1 Pages

--------------------------------------------------------------------------------
                    DATA ITEM DESCRIPTION                        Form Approved
                                                               OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for the collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services. Directorate for Information Operations and Reports. 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.
--------------------------------------------------------------------------------
1.  TITLE                                              2.  IDENTIFICATION NUMBER

INSTALLATION AND ACCEPTANCE TEST PLAN (IATP)           DI-QCIC-80154A

--------------------------------------------------------------------------------
3.  Description/Purpose

3.1 The IATP is the overall plan and procedures for installation and testing of a telecommunications system. The IATP provides a basis for testing physical and functional aspects to confirm technical compliance.

--------------------------------------------------------------------------------

4.  APPROVAL DATE        5.  OFFICE OF PRIMARY RESPONSIBILITY (OPR)         6a.  DTIC APPLICABLE      6b.  GIDEP APPLICABLE
    (YYMMDD)

      94/01/25           F/CSPO/PGLB

--------------------------------------------------------------------------------
7.  APPLICATION/INTERRELATIONSHIP

7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirements as delineated in the contract.

7.2 This DID is applicable to acquisitions of telecommunications equipment.

7.3 This DID supersedes DI-QCIC-80154 and DI-QCIC-80155.

--------------------------------------------------------------------------------
8.  APPROVAL LIMITATION          9a.  APPLICABLE FORMS          9b.  AMSC NUMBER
                                                                F6985
--------------------------------------------------------------------------------
10.  PREPARATION INSTRUCTIONS

10.1 Reference Documents. The applicable issue of the documents cited herein, including their approval dates and dates of any applicable amendments, notices, and revisions shall be as specified in the contract.

10.2 Format and content.  The IATP shall contain the following:

10.2.1 Title Page.  The title page shall contain the following information:

       a.  Title

       b.  Contract Data Requirements List (CDRL) data item number.

       c.  Base Name

       d.  Identification of project

       e.  Contract Number

       f.  Contractor

       g.  Date

                                                              (Continued Page 2)
--------------------------------------------------------------------------------
11.  DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release, distribution is unlimited.

--------------------------------------------------------------------------------
DD FORM 1664, APR 89 (EF-V1) (PerFORM PRO)       PREVIOUS EDITIONS ARE OBSOLETE.


                                                               Page 1 of 5 Pages

                                 DI-QCIC-80154A

10.2.2 Table of contents. The table of contents shall identify all paragraphs and the corresponding page number.

10.2.3 Introduction. The IATP shall include an introduction which contains the following:

a. A description of the overall project.

         b. A flowchart of consecutively numbered events identifying installation and acceptable activities, and interrelationships for each installation location. The introduction shall include a brief description of each numbered event.

         c. The scope of what is to be inspected or tested and to what extent in terms of preshakedown, shakedown, operational, system interoperability, type I (pre-installation), type II (installation), or type III (acceptance) testing.

         d. A description of any special tests such as bit error rate. Integrated Services Digital Network (ISDN) related tests, network related tests, return loss measurements, computer checkout, site adaptation, interfaces, and adjustments or alignment checks.

         e. Roles and responsibilities of all major participants including government, associate contractors, vendor, and local telco personnel.

         f. Milestones and scheduling to identify installation phases and expected start and completion of system inspection and testing. The schedule shall begin at installation start, cover pre-cutover installation testing and post-cutover acceptance testing, and finish with system commissioning.

         g. Security guidelines (if applicable).

         h. Types of reports required to flag problems and recommended: (1) preparer. (2) method of transmission, (3) frequency, and (4) distribution addresses.

         i. Procedures for emergency reporting of problems or waivers.

10.2.4 Part I inside plant. Part 1 shall apply to the inside plant or switch portion and shall contain the following sections.

10.2.4.1 Master test list. The master test list shall list all tests to be performed in the order they are to be accomplished as outlined in the flowchart of installation. Each central office and remote switching terminal location shall have a separate list. This listing shall include the following.

         a.  Building location where testing is to accomplished.
         b.  Equipment Performance Specifications (EPS) reference.
         c.  Test title.
         d.  Documentation location within this plan.
         e.  Equipment location designator and nomenclature (if applicable).

10.2.4.2 Test validation sheets. Sheets that will be used to document individual tests shall include the following:

         a.  Item number.
         b.  Test title.
         c.  Equipment location designator and nomenclature (if applicable).

                                 DI-QCIC-80154A

         d.  Reference of the test procedures to be used and EPS references.
         e. Expected results, required measurements and space for actual measurements and annotations.
         f.  Pass or fail block for each piece of equipment tested.
         g.  Space for remarks.
         h.  Space to describe circuit pack failures including:

                   (1)  Circuit pack number.
                   (2)  Circuit pack location.
                   (3)  Test procedure section and paragraph.
                   (4)  Description of failure.

         i. Government and contractor witness initials block for each separate testable requirement.
         j.  Blocks for government and contractor signatures and date.

10.2.4.3 Test Procedures. This section shall detail step-by-step test procedures to include observations, parameters, expected test results, and equipment or personnel safety warnings and hazards.

10.2.4.3.1 Pre-shakedown tests. This section shall contain instructions for ensuring that the installation is properly completed. Pre-shakedown instructions shall describe the following:

         a.  Physical inspection to:

                   (1)  Determine the completeness of the installation.
                   (2)  Check the condition of the equipment.
                   (3)  Verify the specified placement of the equipment.
                   (4) Insure that the installation meets required safety standards.

         b. Mechanical and electrical preliminary measurements to verify the proper mounting of equipment and to confirm the adequacy and stability of the voltage, frequency and other characteristics of the primary power.

         c. Preliminary equipment alignments and adjustment needed after confirmation of compliance with the installation specifications and before the shakedown, operational, and system interoperability test.

10.2.4.3.2 Shakedown tests. This section shall include procedures for determining whether the equipment meets the performance specifications in the installed environment and to detect and eliminate parts and material before the operational and system interoperability tests.

10.2.4.3.3 Operational tests. This section shall procedures for performing the test required to demonstrate that all equipment is performing within the prescribed specifications during precutover installation test. This section shall include a block diagram of the facility clearly defining signal wave forms. voltage levels, digital message formats, tolerances, etc., at all interfaces. This section shall describe in sequential order, the types and purpose of tests which comprise the overall operational test, such as group tests, equipment tests, basic tests, simulated tests, computer program tests (including site adaptation) and live tests. Table column headings and contents shall be as follows.

         a. Step. Individual steps of the test procedures in numerical sequence.

         b. Test setup. All information pertaining to switch and control settings of the facility, test equipment, and external Communications-Computer Systems (C-CS) equipment, special intercabling and other data related to the implementation of the step, except the actions contained in the "action" column.

         c. Action. The point of test of display (underlined for emphasis) and the action or actions to provide the response under the "normal indication" column.

                                 DI-QCIC-80154A

         d. Normal indication. The normal indication to be observed (such as DC and AC voltages, currents, and wave forms) at the point of test or display underlined in the "action" column. Acceptable tolerances with all wave form indications. When the indication is a wave form other than a continuous sine wave, the wave form shall be a legible photograph or line drawing prepared from the photograph or observation. Pertinent amplitudes, pulse widths, rise and fall times, (with acceptable tolerances) shall be from the illustration and test equipment control setting information provided in the "test setup " column.

         e. Authority. The document name, number, chapter, and paragraph containing the authority for the value or description of the normal indication.

         f. Notes. Explanatory notes, cautions and references, as appropriate.

10.2.4.3.4 System interoperability tests. This shall include procedures for performing the tests required to demonstrate that all equipment is performing within the prescribed specifications during an in-service system interoperability test. Format and content are described in 10.2.4.3.3.

10.2.4.3.5 Performance tests. This section shall contain a test sheet for recording all failures and outages reported during the performance test. It shall contain a section for recording all system failures and replaced components during the performance test. Test sheets shall note the start of the consecutive testing period.

10.2.5 Part 2 outside plant and premise equipment. Part 2 shall apply to the outside plant and premise equipment portion and shall contain the following sections.

10.2.5.1 Master test list. The master test list shall list all inspections and tests to be performed during the pre-installation, installation, and acceptance period of the distribution system. The list shall be in type I
(pre-installation), type II (installation), and type III (acceptance) sequence. The listing shall include the following information:

         a.  Sequence order (type I, type II, type III).
         b. Inspection or test to be performed and the equipment item to be tested.
         c.  EPS reference.
         d.  Page number of validation sheet within the plan.
         e.  Test equipment to be used.

10.2.5.2 Inspection procedures. This section shall detail step-by-step pre-installation, installation, and acceptance inspection procedures. This includes observations, what to inspect on each item, references to be used during inspection, notes, cautions, safety warnings, and hazards.

10.2.5.3 Test procedures. This section shall detail step-by-step pre-installation, installation, and acceptance test procedures. This includes observations, parameter, expected test results or measurements, necessary test equipment, notes, cautions, safety warnings, and hazards.

10.2.5.4 Inspection validation sheets. Sheets that will be used to document individual inspection accomplishment shall include the following:

         a.  Item inspected (i.e., manhole, cable, terminal).

         b.  Pass or fail block.

         c.  Space for recording the results of the inspection.

         d.  Reference of the inspection procedures to be used.

                                 DI-QCIC-80154A


         e.       Space for recording corrective action, if required.

         f.       Government and contractor witness initial block.

         g.       Blocks for government and contractor signatures and date.

         h.       Space for remarks.

10.2.5.5 Test validation sheets. Sheets that will be used to document individual test accomplishment shall include the following:

         a.       Main cable number, fiber optic link or equipment tested.

         b. Individual pair number, with separate block for tip and ring or individual fiber, as applicable.

         c.       Test title.

         d.       Test equipment used.

         e.       Pass or fail block.

         f.       Reference of the test procedures to be used.

         g.       EPS reference.

         h. Required measurements with space for actual measurements and annotations.

         i.       Space to describe discrepancies.

         j.       Space to describe cause of discrepancies.

         k.       Space to describe corrective actions.

         l.       Government and contractor witness initial block.

         m.       Blocks for government and contractor signatures and date.

         n.       Space for remarks.

10.2.6 Appendices. An appendix shall reference source material contained in open literature or contract deliverables.

--------------------------------------------------------------------------------
               DATA ITEM DESCRIPTION                             Form Approved
                                                               OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for the collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services. Directorate for Information Operations and Reports. 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.
--------------------------------------------------------------------------------
1.  TITLE                                              2.  IDENTIFICATION NUMBER

TEST/INSPECTION REPORTS                                DI-NDTI-80809A

--------------------------------------------------------------------------------
3.  Description/Purpose

3.1 The Test/Inspection Report is used to determine compliance with system requirements, performance objectives, specifications, or test/inspection plans; whether the tests/inspections are conducted at contractor, government or independent facilities.

3.2 The report should document test/inspection results, findings, and analyses that will enable the government or contracting agency to evaluate and determine subsequent actions.
--------------------------------------------------------------------------------

4.  APPROVAL DATE       5.  OFFICE OF PRIMARY RESPONSIBILITY (OPR)        6a.  DTIC APPLICABLE      6b.  GIDEP APPLICABLE
    (YYMMDD)

      91/03/25          F/AFSC-TE

--------------------------------------------------------------------------------
7.  APPLICATION/INTERRELATIONSHIP

7.1 This Data Item Description (DID) is a broad consolidation of a number of superseded DIDs that specifies a uniform content and format to be used in the preparation of test/inspection reports covering test/inspections on systems, subsystems, components, parts, materials, processes, and equipment as specified.

7.2 This DID contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement as delineated in the contract.

7.3 This DID is applicable to contracts requiring tests/inspections to be performed for the purpose of developmental, operational, or environmental evaluation, acceptance or quality conformance inspection, and item qualification.

--------------------------------------------------------------------------------
8.  APPROVAL LIMITATION          9a.  APPLICABLE FORMS          9b.  AMSC NUMBER

                                                                F6040
--------------------------------------------------------------------------------
10.  PREPARATION INSTRUCTIONS

10.1 Format Requirements. The test/inspection report format shall be contractor selected consistent with the following requirements.

10.1.1 Media. The test/inspection report shall be provided by electronic transmission or on either magnetic media or durable quality paper, and shall present the data in a clean and legible manner. The test and numeric data shall be capable of being typewritten or printed, using non-exotic typefaces, on 8 1/2 by 11 inch standard white paper. Photographs, pictorials, graphics, and drawings shall be presented in high contrast black and white or color. If the media is paper, black ink should be used on white bond paper, and the report shall be bound such that pages may be removed or inserted without damage or mutilation. The media shall be in the Computer Aided Logistics Support (CALS) format as specified in MIL-STD-1840.

10.1.2 Format. The test/inspection report format shall present the data in an effective and logically organized arrangement. The text shall be single spaced and shall use correct English grammar, spelling, capitalization, and punctuation. Numerical data shall use Arabic numerals and the units of measure shall be identified and defined. Acronyms, codes, abbreviations, signs, and symbols shall be defined. Photographics, pictorial, graphic and drawing formats may be used for purposes of illustration. Attachments, tables, figures, footnotes, and illustrations shall be identified and referenced in the text. Oversize pages shall be capable of being folded to the dimensions of the volume. Unless effective presentations would be degraded; the initial format arrangement shall be used for all subsequent submissions.

10.1.3 Reproduction. The test/inspection report shall be capable of being photographically reproduced in black on white copy sufficiently clear and sharp for further reproduction. Ditto, hectograph, color or reproduction processes not reproducable photographically shall not be required for reproduction of the test/inspection report.

                                                           (Continued on page 2)
--------------------------------------------------------------------------------
11.  DISTRIBUTION STATEMENT

DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

--------------------------------------------------------------------------------
DD FORM 1664, APR 89 (EF-V1) (PerFORM PRO)       PREVIOUS EDITIONS ARE OBSOLETE.


                                                               Page 1 of 5 Pages

                                 DI-NDTI-80809A

7.4. This DID should be tailored on the DD Form 1423 Contract Data Requirements List (CDRL) to the applicable program requirement, when requiring media prepared in the Computer Aided Logistics Support (CALS) format as specified in MIL-STD-1840A and its related specifications. This DID is applicable whenever success criteria and test/inspection methods have been prescribed (i.e., where there is a specification or comparable document). This Data Item Description is applicable for both flight and ground tests/inspections.

7.5 This DID is normally used for engineering test and evaluation, pre-qualification, qualification, and other developmental tests/inspections in the specifications as well as quick-look, interim, and final summary reports of test/inspection results, and findings related to the completion of a program milestone period (such as the completion of demonstration/validation and the start of full scale development).

7.6 The requirements contained in the DID should be tailored consistent with the program phase and the contractual testing/inspection requirements.

7.7 This DID supersedes DID's DI-E-1150, DI-T-1780, DI-T-1787, DI-T-1906, DI-R-2057/DI-R-2063, DI-T-2072, DI-T-5329, DI-T-5426, DI-T-5439A, UDI-T-21332,
UDI-T-23668, UDI-T-23790, DI-T30720, DI-T-30736, DI-QCIC-80139, DI-QCIC 80140,
DI-QCIC-80141, DI-NDTI-80604, DI-MISC-80654, DI-NDTI-80809, AND DI-RELI-80939.

BLOCK 10. PREPARATION INSTRUCTIONS (continued)

10.2 Content requirements. The test/inspection report shall contain the following information:

10.2.1 Cover and title page. The following information shall appear on the outside front cover and title page:

         a. Report date.

         b. Report number (contractor's or government, if assigned)

         c. Contract number/CLIN number or sequence number (if applicable)

         d. Contractor's name and address, and commercial and government entity
(CASE) code.

         e. Type of test/inspection (e.g., first article, quality conformance, developmental evaluation, qualification, environmental (specify); acceptance, or other).
         f. Identification (e.g., national stock number (NSN), nomenclature, model/part/serial number) of item tested/inspected.

         g. Name and address of test/inspection facility.

         h. Date or period of test/inspection.

         i. Name and address of requiring government and activity.

         j. Security classification, downgrading and declassifying information (if applicable)

10.2.2  Table of contents. The table of contents shall identify the following:

         a. The title and starting page of each major section, paragraph, and appendix of the report.

        b. The page, identifying number, and title of each illustration (e.g., figure, table, photograph, chart, and drawing).

10.2.3. Introduction. The introduction shall include the following information:

10.2.3.1 Purpose of the test/inspection. The specific purpose of the test/inspection as specified in the contract tasking document if the contract does not identify a specific test/inspection purpose, the contractor's purpose shall be stated.

10.2.3.2 Item tested/inspected. Complete identification of the item tested/inspected including the following:

         a. Nomenclature
         b. National stock number (NSN).

                                 DI-NDTI-80809A

         c. Model/part/serial number.

         d. Type of item (e.g., prototype, production item, laboratory model).

         e. Serial or lot number.

         f. Applicable engineering changes.

         g. Production item specification (if applicable).

         h. Date of manufacture.

10.2.3.3. Test/inspection requirements. Complete identification of the test/inspection requirements correlated to contractual requirements and the requirements documentation, including the following:

         a. Required test/inspection parameters measured.

         b. Performance requirements, acceptance or compliance limits, and environmental criteria.

10.2.4. Summary. Complete test/inspection report summary including the following:

         a. A brief discussion of the significant test/inspection results, observations, conclusions, and recommendations covered in greater detail elsewhere in the report.

         b. Proposed corrective actions and schedules for failures or problems encountered.

         c. Identification of deviations, departures, or limitations encountered referenced to the contract requirements.

         d. Tables, graphs, illustrations, or charts as appropriate to simplify the summary data.

10.2.5. Reference documents. Complete identification of all documents referenced in the test/inspection report including the following (as applicable):

         a. Prior test/inspection reports on the same item.

         b. Test/inspection plan and procedure documents.

         c. Requirement specifications and standards.

         d. Prior certification of compliance.

         e. Contractor's file designation where test/inspection records are maintained.

         f. Input parameters used.

The applicable issue of the documents cited therein, including their approval dates and dates of any applicable amendments, notices, and revisions, shall be as specified in the contract.

10.2.6. Body of report. The body of the test/inspection report shall be as follows:

10.2.6.1. Test Equipment identification. Complete identification for each item of test equipment used in the test/inspection including the following:

         a. Nomenclature.
         b. Model number.
         c. Serial number.
         d. Manufacturer.
         e. Calibration status.
         f. Accuracy data.
         g. Comments (if applicable).

10.2.6.2. Test/inspection facility installation and set-up. Drawing, illustrations, and photographs may be used for clarification. Complete description of the physical set-up (e.g. item, test/inspection facility, and equipment used in conducting the test/inspection) to include the following:

         a. Location/orientation of item.
         b. Location/orientation/settings of test equipment and instrumentation.
         c. Location/orientation/settings of senors and probes.

                                 DI-NDTI-80809A

         d. Location/orientation of interconnections, cables, and hook-ups.

         e. Electrical power, pneumatic, fluidic, and hydraulic requirements.

10.2.6.3 Test/Inspection procedures. Complete description of the procedures used in conducting the test/inspection include the following:

         a. Item selection and inspection that verified suitability for test/inspection.

         b. Summarized sequence of testing/inspection steps, including a description of how the item was operated during the test/inspection, and any control conditions imposed.

         c. Data reduction techniques employed.

10.2.6.4 Test/inspection results and analysis. A copy of all test/inspection results and analysis to include the following:

10.2.6.4.1 Recorded data. The actual recorded data (e.g., log book entries, oscillographs, instrument readings, and plotter graphs). If the recorded data is extensive, provide it in an appendix.

10.2.6.4.2 Test/inspection results. Identification of all test/inspection results to include the following:

         a. Matrices comparing results achieved against test/inspection objectives or requirements.

         b. A discussion of these matrices as to their significance, and how they compare to any prior tests/inspections.

         c. Calculation examples.

         d. Tabulation of the recorded data (reference 10.2.6.4.1) reduced the related test/inspection procedure generating the data and test requirements.

         e. Discussion of anomalies, deviations, discrepancies, or failures, including their impact, causes, and proposed corrective actions. The discussion shall address discrepancies between design requirements and the tested/inspected configuration.

10.2.6.5 Conclusions. Test/inspection conclusions distinguish between objective and subjective to include the following:

         a. The effectiveness of the test/inspection procedures in measuring item performance,

         b. The success or failure of the item to meet required test/inspection objectives.

         c. The need for repeat, additional, or alternative testing/inspection.

         d. The need for item re-design or further development.

         e. The need for improved test/inspection procedures, techniques, or facilities.

         f. The adequacy and completeness of the test/inspection requirements.

10.2.6.6 Recommendations. Recommendations appropriate to the test/inspection results and conclusions including the following:

         a. Acceptability of the item tested/inspected (pass or fail).

         b. Additional testing/inspection required.

         c. Redesign required.

         d. Problem resolution.

         e. Test/inspection procedure or facility improvements.

         f. Disposition of items tested/inspected.

         g. Documentation changes required.

         h. Testing/inspection improvements.

10.2.7 Authentication. The following certifications shall be included, as applicable.

10.2.7.1 Authentication of test/inspection results. A statement that the test/inspection was performed in accordance with applicable specifications, test/inspection plans, and procedures, and that the results are true and accurate. The

                                 DI-NDTI-80809A

authentication shall include the signature of the contractor personnel that performed the test(s)/inspection(s). Any government witnesses, and a contractor representative authorized to make such certification.

10.2.7.2 Authentication of prior validation. A statement identifying those requirements not tested/inspected or measured that were previously validated. Include identification of the date and method employed for such validation (e.g., prior test/inspection, analytical verification, equivalent item, etc.). The authentication shall include the signature of a contractor representative authorized to make such authentication and any government witness.

10.2.7.3 Authentication of acceptability. A statement that the item tested/inspected either passed or failed item acceptability requirements as delineated in applicable specifications. The authentication shall include the signature of a contractor representative authorized to make such authentication and any government witness.

10.2.8 Appendices. Appendices shall be used to append detailed test/inspection data, drawings, photographs, or other documentation too voluminous to include in the main body of the report. This includes referenced documentation not previously provided by the Government, and test/inspection reports from any associated test/inspection activity that may have performed some of the testing/inspecting requirements.

--------------------------------------------------------------------------------
                    DATA ITEM DESCRIPTION                        Form Approved
                                                               OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for the collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services. Directorate for Information Operations and Reports. 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.
--------------------------------------------------------------------------------
1.  TITLE                                              2.  IDENTIFICATION NUMBER

SUBSCRIBER EDUCATION PAMPHLET                          DI-MISC-80129/T
STANDARD TELEPHONE INSTRUMENT

--------------------------------------------------------------------------------
3.  DESCRIPTION/PURPOSE

3.1 The pamphlet contains information on operation of standard telephone instruments. It will be used by the government for education of base users.

--------------------------------------------------------------------------------

4.  APPROVAL DATE       5.  OFFICE OF PRIMARY RESPONSIBILITY (OPR)       6a.  DTIC APPLICABLE      6b.  GIDEP APPLICABLE
    (YYMMDD)

      88/10/07          HQ EEG/EIEWS

--------------------------------------------------------------------------------
7.  APPLICATION/INTERRELATIONSHIP

7.1 This data item description contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement for this data included in the contract.

--------------------------------------------------------------------------------
8.  APPROVAL LIMITATION         9a.  APPLICABLE FORMS           9b.  AMSC NUMBER
                                                                F3817

--------------------------------------------------------------------------------
10.  PREPARATION INSTRUCTIONS

10.1 Contract. This data item is generated by the contract which contains a specific and discrete work task to develop this data product.

10.2 General. The pamphlet shall contain all information necessary to instruct users on the use of standard telephone instruments. The pamphlet shall contain any special instructions on the use of special instruments required to use certain features. Dialing instructions for all types of calls and all types of features available shall be included. The pamphlet shall be prepared in the contractor's format.

--------------------------------------------------------------------------------
11.  DISTRIBUTION STATEMENT


--------------------------------------------------------------------------------
DD FORM 1664, APR 89 (EF-V1) (PerFORM PRO)       PREVIOUS EDITIONS ARE OBSOLETE.


                                                               Page 1 of 1 Pages

--------------------------------------------------------------------------------
                    DATA ITEM DESCRIPTION                        Form Approved
                                                               OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for the collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services. Directorate for Information Operations and Reports. 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503.
--------------------------------------------------------------------------------
1.  TITLE                                              2.  IDENTIFICATION NUMBER

SUBSCRIBER EDUCATION PAMPHLET LT1-LINE TELEPHONE       DI-QCIC-80129/T
INSTRUMENT
--------------------------------------------------------------------------------
3.  DESCRIPTION/PURPOSE

3.1 The pamphlet contains information on operation of multi-line telephone instruments. It will be used by the Government for education of base users.


--------------------------------------------------------------------------------

4.  APPROVAL DATE      5.  OFFICE OF PRIMARY RESPONSIBILITY (OPR)      6a.  DTIC APPLICABLE      6b.  GIDEP APPLICABLE
    (YYMMDD)

      88/10/07         HQ EEG/EIEWS

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7.  APPLICATION/INTERRELATIONSHIP

7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement for this data included in the contract.

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8.  APPROVAL LIMITATION         9a.  APPLICABLE FORMS           9b.  AMSC NUMBER

                                                                F3803
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10.  PREPARATION INSTRUCTIONS

10.1 Contract. This data item is generated by the contract which contains a specific and discrete work task to develop this data product.

10.2 General. The pamphlet shall contain all information necessary to instruct users on the use of multi-line station features. The pamphlet shall contain any special instructions on the use of special instruments required to use certain features.

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11.  DISTRIBUTION STATEMENT

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DD FORM 1664, APR 89 (EF-V1) (PerFORM PRO)       PREVIOUS EDITIONS ARE OBSOLETE.


                                                               Page 1 of 1 Pages

                                   APPENDIX A

                     RAMSTEIN AIR BASE LODGING REQUIREMENTS

1. INTERFACE REQUIREMENTS.

1.1 Services Information Management System (SIMS): The Services Information Management System (SIMS) (reference EPS paragraph 3.2.6), Government Furnished Equipment (GFE), is a Wang computer located at Ramstein AB, Building 2408, that shall be used for the Ramstein South area. All other SIMS interfaces shall be to the SIMS computer located in Building 305 at Ramstein AB. The Wang equipment will be replaced by the government with a UNIX open architecture system. Interface is required.

1.2 Defense Switching System (DSN): The base telephone switch for Ramstein AB is a Siemens KNS-4100. Coordination for interface and cross-connect points with the on base and off base common carrier(s) shall be the responsibility of the contractor.

1.3 Commercial German (Deutsche Bundepost) Telephone System: The contractor shall comply with all Deutsche Bundepost (DBP) standards and specifications when interfacing with commercial networks. Coordination for interface and cross-connect points with the on base and off base common carrier(s) shall be the responsibility of the contractor.

1.4 DELETED.

1.5 Automatic Call Distribution (ACD). The reservation office is located in building 305 and consists of five agents and one supervisor. Instruments for the reservation office were not included in the above instrument counts.

1.6 Attendant Consoles. The location of the four attendant console(s) IAW EPS paragraph 3.4 shall be as follows: One attendant console shall be located in each of the following buildings: 305, 538, 2408, and 1018. The specific locations within these buildings shall be coordinated with the LFM prior to installation. The LFTS shall be set up so all calls to the attendant originating in the North area buildings are routed to the attendant console in building 305, from the Prime Knight area routed to building 538, from the South area to building 2408, and from the General Cannon Hotel to building 1018.

1.7 Administrative Terminal (AT). The AT shall be located in building 305. The specific location within building 305 shall be coordinated with the LFM prior to installation.

1.8 Billing System Access. The contractor shall provide a means to access the telephone billing system to be located in building 305. Each front desk area (in buildings 305, 538, 2408, 1018) shall be able to access the billing system. The specific location of the billing system and billing system access terminal shall be coordinated with the LFM prior to installation.


                                                         Section J, Attachment 4
                                                        Appendix A, Page 1 of 10

1.9 Message Waiting/Voice Mail: The voice mail system shall be equipped with 650 voice mailboxes (one for each room/suite and administrative position).

1.10 Switching System Location: The switching system shall be located in Building 305, Room 1. Approximately 225 sq. feet of floor space has been reserved for housing switching equipment including the UPS, IDF, and other necessary miscellaneous equipment/bays. The government provided room has a maximum floor loading capability of at least 250 lb./sq. ft. Floor loading capability in excess of this, shall be the contractor's responsibility.

1.11 Utility Support: The government will provide 220 VAC, 50 Hz, three-phase power with a 30 Amp breaker on each phase for the LFTS and terminate the power cables at one location. In addition, the government will provide room lighting and receptacle wall outlets (110 volt AC). The contractor shall be responsible for providing any relocation or modification to government provided lighting, room wiring, and receptacle outlets. The contractor shall provide and terminate the power distribution system to all LFTS equipment.


                                                         Section J, Attachment 4
                                                        Appendix A, Page 2 of 10